Exhibit 10.32





                              THE SOUTHERN COMPANY
                                  PENSION PLAN

                         EFFECTIVE AS OF JANUARY 1, 1997



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                                TABLE OF CONTENTS

                                                                                                               Page


Article I - Definitions


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Article II - Eligibility

         2.1   Employees.........................................................................................15
         2.2   Employees represented by a collective
                  bargaining agent...............................................................................15
         2.3   Persons in military service and Employees
                  on authorized leave of absence.................................................................15
         2.4   Employees reemployed..............................................................................16
         2.5   Participation upon return to eligible class.......................................................16
         2.6   Exclusion of certain categories of employees......................................................17
         2.7   Waiver of participation...........................................................................17


Article III - Retirement

         3.1   Retirement at Normal Retirement Date..............................................................18
         3.2   Retirement at Early Retirement Date...............................................................18
         3.3   Retirement at Deferred Retirement Date............................................................18


Article IV - Determination of Accredited Service

         4.1   Accredited Service pursuant to Prior Plan.........................................................19
         4.2   Accredited Service................................................................................19
         4.3   Accredited Service and Years of Service
                  in respect of service of certain
                  Employees previously employed by
                  an Employing Company or by certain
                  Affiliated Employers...........................................................................20
         4.4   Accrual of Retirement Income during period
                  of total disability............................................................................21
         4.5   Employees leaving Employer's service..............................................................22
         4.6   Transfers to or from Savannah Electric
                  and Power Company..............................................................................23

Article V - Retirement Income

         5.1   Normal Retirement Income..........................................................................25
         5.2   Minimum Retirement Income payable upon
                  retirement at Normal Retirement Date
                  or Deferred Retirement Date....................................................................25
         5.3   Minimum Retirement Income upon retirement
                  at Early Retirement Date or upon
                  termination of service by reason of
                  death or otherwise prior to retirement.........................................................26
         5.4   Calculation of Social Security Offset.............................................................26
         5.5   Early Retirement Income...........................................................................27
         5.6   Deferred Retirement Income........................................................................28
         5.7   Payment of Retirement Income......................................................................28
         5.8   Termination of Retirement Income..................................................................29
         5.9   Required distributions............................................................................30
         5.10  Suspension of Retirement Income for
                  reemployment...................................................................................32
         5.11  Increase in Retirement Income of retired
                  Employees......................................................................................32
         5.12  Special provisions relating to the
                  treatment of absence of an Employee
                  from the service of an Employing
                  Company to serve in the Armed Forces
                  of the United States...........................................................................33


Article VI - Limitations on Benefits

         6.1   Maximum Retirement Income.........................................................................35
         6.2   Adjustment to Defined Benefit Dollar
                  Limitation for Early or Deferred
                  Retirement.....................................................................................36
         6.3   Adjustment of limitation for Years of
                  Service or participation.......................................................................37
         6.4   Limitation on benefits from multiple plans........................................................37
         6.5   Special rules for plans subject to overall
                  limitations under Code Section 415(e)..........................................................38
         6.6   Combination of Plans..............................................................................39
         6.7   Incorporation of Code Section 415.................................................................39


Article VII - Provisional Payee

         7.1   Adjustment of Retirement Income to provide
                  for payment to Provisional Payee...............................................................40
         7.2   Form and time of election and notice
                  requirements...................................................................................41
         7.3   Circumstances in which election and
                  designation are inoperative....................................................................42
         7.4   Pre-retirement death benefit......................................................................43
         7.5   Post-retirement death benefit - qualified
                  joint and survivor annuity.....................................................................45
         7.6   Election and designation by former
                  Employee entitled to Retirement Income
                  in accordance with Article VIII................................................................45
         7.7   Death benefit for Provisional Payee of
                  former Employee................................................................................47
         7.8   Limitations on Employee's and Provisional
                  Payee's benefits...............................................................................48
         7.9   Effect of election under Article VII..............................................................48
         7.10  Effects of change in retirement at Early
                  Retirement Date................................................................................48
         7.11  Commencement of new optional forms of
                  payment........................................................................................49
         7.12  Special form of benefit for former
                  Employees......................................................................................50


Article VIII - Termination of Service

         8.1   Vested interest...................................................................................53
         8.2   Early distribution of vested benefit..............................................................53
         8.3   Years of Service of reemployed Employees..........................................................54
         8.4   Cash-out and buy-back.............................................................................55
         8.5   Calculation of present value for cash-out
                  of benefits and for determining amount
                  of benefits....................................................................................56
         8.6   Retirement Income under Prior Plans...............................................................56
         8.7   Requirement for Direct Rollovers..................................................................57


Article IX - Contributions

         9.1   Contributions generally...........................................................................59
         9.2   Return of Employing Company contributions.........................................................59
         9.3   Expenses..........................................................................................60


Article X - Administration of Plan

         10.1  Retirement Board..................................................................................61
         10.2  Organization and transaction of business
                  of Retirement Board............................................................................61
         10.3  Administrative responsibilities of
                  Retirement Board...............................................................................62
         10.4  Retirement Board, the "Administrator".............................................................62
         10.5  Fiduciary responsibilities........................................................................63
         10.6  Employment of actuaries and others................................................................63
         10.7  Accounts and tables...............................................................................64
         10.8  Indemnity of members of Retirement Board..........................................................64
         10.9  Areas in which the Retirement Board
                  does not have responsibility...................................................................64
         10.10 Claims Procedures.................................................................................65


Article XI - Management of Trust

         11.1  Trust.............................................................................................66
         11.2  Disbursement of the Trust Fund....................................................................66
         11.3  Rights in the Trust...............................................................................66
         11.4  Merger of the Plan................................................................................67


Article XII - Termination of the Plan
         12.1  Termination of the Plan...........................................................................68
         12.2  Limitation on benefits for certain
                  highly paid employees..........................................................................68


Article XIII - Amendment of the Plan

         13.1  Amendment of the Plan.............................................................................70


Article XIV - Special Provisions

         14.1  Exclusive benefit.................................................................................71
         14.2  Assignment or alienation..........................................................................71
         14.3  Voluntary undertaking.............................................................................72
         14.4  Top-Heavy Plan requirements.......................................................................72
         14.5  Determination of Top-Heavy status.................................................................72
         14.6  Minimum Retirement Income for Top-Heavy
                  Plan Years.....................................................................................76
         14.7  Vesting requirements for Top-Heavy Plan Years.....................................................77
         14.8  Adjustments to maximum benefits for
                  Top-Heavy Plans................................................................................78


Article XV - New Pension Program

         15.1  Eligibility.......................................................................................79
         15.2  Retirement Income payable upon retirement.........................................................79
         15.3  Early Retirement Reduction........................................................................80
         15.4  Transfers from Savannah Electric and
                  Power Company..................................................................................80
         15.5  Effect on other Plan provisions...................................................................80


Article XVI - Special Provisions Concerning Certain
              of Southern Electric International, Inc.

         16.1  Eligibility and Recognition of Service for
                  Former Employees of Scott Paper Company........................................................82
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Appendix A


Schedules

         Alabama Power Company
         Georgia Power Company
         Gulf Power Company
         Mississippi Power Company
         Southern Company Services, Inc.
         Southern Nuclear Operating Company, Inc.



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                             Introductory Statement

         The Southern Company Pension Plan, effective as of January 1, 1997 and hereinafter set forth (the "Plan"), is a modification and continuation of the Pension Plan for Employees of Southern Company Services, Inc. which originally became effective November 1, 1949, and which has been amended from time to time.

         Effective January 1, 1997, the following other plans are merged into the Plan:

         o        Pension Plan for Employees of Alabama Power Company
         o        Pension Plan for Employees of Georgia Power Company
         o        Pension Plan for Employees of Gulf Power Company
         o        Pension Plan for Employees of Mississippi Power Company
         o        Pension  Plan  for  Employees  of  Southern  Company
                  Services,  Inc.,  as  adopted  by  Southern
                  Communications Services, Inc.
         o        Pension  Plan  for  Employees  of  Southern  Company
                  Services,  Inc.,  as  adopted  by  Southern
                  Development and Investment Group, Inc.
         o Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Electric
                  International, Inc.
         o        Pension Plan for Employees of Southern Nuclear Operating
                  Company, Inc.

         Employees participating in the Merged Plans and employed by an Employing Company on January 1, 1997 shall become immediately covered under the Plan and upon the merger such Employees shall be eligible to receive a benefit immediately after the merger which is equal to or greater than the benefit they would have been entitled to receive immediately before the merger. In addition, notwithstanding any provision of the Plan, the terms of the Prior Plans govern an Employee's circumstances with regard to actions taken or occurring before January 1, 1997.

         To the extent that different terms and conditions exist under the Merged Plans and must be protected in the Plan in accordance with requirements under the Code and ERISA, these differences are set forth in schedules attached to and incorporated into the Plan and supersede any inconsistent provisions otherwise set forth in the Plan.

         Retirement Income of former Employees (or Provisional Payees of former Employees) who retired in accordance with the provisions of the Prior Plans is payable in accordance with the provisions of the Prior Plans.

         All contributions made by the Employing Companies to this Plan are expressly conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, including any amendments to the Plan, and upon the deductibility of such contributions by the Employing Companies pursuant to
Section 404 of the Code.


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                                    Article I

                                   Definitions

         The following words and phraseology as used herein have the following meanings unless a different meaning is plainly required by the context:

         1.1 "Accrued Retirement Income" means with respect to any Employee at any particular date, the Retirement Income, determined pursuant to Section 5.1 as may be modified by Article 15, commencing on his Normal Retirement Date which would be payable to such Employee in the form of a single life annuity on the basis of his Accredited Service to the date as of which the computation of Retirement Income is made.

         1.2 "Accredited Service" means with respect to any Employee included in the Plan, the period of service as provided in Article IV.

         1.3 "Actuarial Equivalent" means a benefit of equivalent value when computed on the basis of five percent (5%) interest per annum, compounded annually and the 1951 Group Annuity Mortality Table for males. The ages for all Employees under the above table shall be set back six (6) years and the ages for such Employees' spouses shall be set back one year. All actuarial adjustments and actuarial determinations required and made under the terms of the Plan shall be calculated in accordance with such assumptions.

         1.4 "Affiliated Employer" means an Employing Company and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes such Employing Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with such Employing Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes such Employing Company; and any other entity required to be aggregated with such Employing Company pursuant to regulations under Section 414(o) of the Code.

         1.5 "Average Monthly Earnings" means the greater of: (a) an Employee's Monthly Earnings averaged over the three (3) highest Plan Years of participation which shall produce the highest monthly average within the last ten (10) Plan Years; or (b) an Employee's Monthly Earnings averaged over the three (3) highest Plan Years of participation which shall produce the highest monthly average within the last ten (10) Plan Years during which the Employee actively performed services for an Employing Company. If an Employee has completed less than three
(3) Plan Years of participation upon his termination of employment, his Average Monthly Earnings will be based on his Earnings during his participation to his date of termination.

         1.6 "Board of Directors" means the Board of Directors of Southern Company Services, Inc.

         1.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         1.8 "Deferred Retirement Date" means the first day of the month after a retirement subsequent to the Normal Retirement Date.

         Employment subsequent to Normal Retirement Date shall be deemed to be a retirement if an Employee has less than forty (40) Hours of Service during a calendar month.

         1.9 "Defined Benefit Dollar Limitation" means the limitation set forth in Section 415(b)(1)(A) or
(d) of the Code.

         1.10 "Defined Contribution Dollar Limitation" means the limitation set forth in Section 415(c)(1)(A) of the Code.

         1.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.12 "Early Retirement Date" means the first day of the month following the retirement of an Employee on or after his fifty-fifth (55th) birthday and before his sixty-fifth (65th) birthday.

         Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph.

         1.13 (a) "Earnings" with respect to any Employee including any Employee whose service is terminated by reason of disability (as defined in Section 4.4) means (1) the highest annual rate of salary or wages of an Employee of any Affiliated Employer within any Plan Year before deductions for taxes, Social Security, etc., (2) all amounts contributed by any Affiliated Employer to The Southern Company Employee Savings Plan as Elective Employer Contributions, as said term is described under Section 4.1 of such plan, pursuant to the Employee's exercise of his deferral option made thereunder in accordance with the requirements of Section 401(k) of the Code, and (3) all amounts contributed by any Affiliated Employer to The Southern Electric System Flexible Benefits Plan or The Southern Company Flexible Benefits Plan on behalf of an Employee pursuant to his salary reduction election, and applied to provide one or more of the optional benefits available under such plan, but (4) shall exclude all amounts deferred under any non-qualified deferred compensation plan maintained by any Affiliated Employer.

         (b) Notwithstanding the above, "Earnings" with respect to any commissioned salesperson means the salary or wages of an Employee of any Affiliated Employer within any Plan Year, without including overtime, and before deductions for taxes, Social Security, etc. but applying those adjustments identified in paragraphs (a)(2), (3) and (4) above. In addition, "Earnings" for any Employee who is a regular part-time employee means with regard to paragraph
(a)(1) above the highest annual rate of salary or wages based on a forty (40) hour work week.

         (c) With respect to an Employee whose service terminates because of a disability under Section 4.4, Earnings shall be deemed to continue in effect throughout the period of the Employee's Disability Leave, as also defined in
Section 4.4.

         (d) With respect to an Employee on approved leave of absence to serve in the Armed Forces of the United States, Earnings shall be determined for the recognized period of his absence at the rate which is paid to him on the day he returns to the service of an Affiliated Employer or at the rate which was payable to him at the time he left the employment of an Employing Company to enter the Armed Forces of the United States, if such amount was greater.

         (e) For Plan Years beginning after December 31, 1988 and prior to January 1, 1994, the annual compensation of each Employee taken into account for purposes of this Plan shall not exceed $200,000 (as adjusted by the Secretary of Treasury). The imposition of this limitation shall not reduce an Employee's Retirement Income below the amount as determined on December 31, 1988. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (the "determination period") beginning in such calendar year. If the determination period is less than twelve (12) months, the limit shall be prorated.

         If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year beginning on or after January 1, 1989 or January 1, 1994, as applicable, the compensation for that prior determination period is subject to the $200,000 or the $150,000 compensation limit in effect for that prior determination period.

         Notwithstanding any other provision in the Plan, each Employee's Accrued Retirement Income under this Plan will be the greater of:

         (a) the Employee's Accrued Retirement Income as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Treasury Regulation Section 1.401(a)(4)-13, or

         (b) the Employee's Accrued Retirement Income determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's total Years of Service taken into account under the Plan for purposes of benefit accruals.

         1.14     "Effective Date" means January 1, 1997.

         1.15 "Eligibility Year of Service" is a Year of Service commencing on the Employee's date of employment or reemployment or anniversary date thereof.

         1.16 "Employee" means any person who is currently employed by an Employing Company as (a) a regular full-time employee, (b) a regular part-time employee, (c) a cooperative education employee, or (d) a temporary employee (whether full-time or part-time) paid directly or indirectly by an Employing Company. The term also includes "leased employees" within the meaning of Section 414(n)(2) of the Code, unless the total number of leased employees constitutes less than twenty percent (20%) of the Employing Company's non-highly compensated workforce within the meaning of Section 414(n)(5)(C)(ii) and such leased employees are covered by a plan described in Section 414(n)(5)(B) of the Code.

         1.17 "Employer" means Southern Company Services, Inc., and its successors.

         1.18 "Employing Company" means the Employer and any affiliate or subsidiary of The Southern Company which the Board of Directors may from time to time, and upon such terms and conditions as may be fixed by the Board of Directors, determine to bring under the Plan, and any successor to them. The Employing Companies are set forth on Appendix A to the Plan as updated from time to time. No entity shall be treated as an Employing Company prior to the date it adopts the Plan.

         1.19 "Full Current Costs" means the normal cost, as defined in Treasury Regulation Section 1.404(a)-6, for all years since the Effective Date of the Plan, plus interest on any unfunded liability during such period.

         1.20 "Hour of Service" means an Employee shall be credited with one Hour of Service for each hour for which (a) he is paid, or entitled to payment, for the performance of duties for an Affiliated Employer, and such hours shall be credited to the Employee for the computation period or periods in which the duties are performed; (b) he is paid, or entitled to payment, by an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence in which case the Employee shall be credited with Hours of Service for the computation period or periods in which the period during which no duties were performed occurs; (c) back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Affiliated Employer, in which case the Employee shall be credited with Hours of Service for the computation period or periods to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made; and (d) solely for the purpose of calculating Vesting Years of Service, he was on any form of authorized leave of absence. The same Hours of Service shall not be credited under clauses (a), (b), (c), and (d).

         An Employee who is entitled to be credited with Hours of Service in accordance with clause (b) or (d) of this Section 1.20 shall be credited with such number of Hours of Service for the period of time during which no duties were performed as though he were in the active employment of an Employing Company during such period of time. However, an Employee shall not be credited with Hours of Service in accordance with clause (b) of this Section 1.20 for unused vacation for which payment is received at termination of employment, or if the payment which is made to him or to which he is entitled in accordance with clause (b) is made or due under a plan maintained solely for the purpose of complying with applicable Worker's Compensation, or unemployment compensation or disability insurance laws, or if such payment is one which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

         Provided there is no duplication of Hours of Service credited in accordance with the foregoing provisions, if an Employee is on an approved leave of absence to serve in the Armed Forces of the United States, he shall be credited with such number of Hours of Service with respect to all or such portion of the period of his absence to serve in the Armed Forces of the United States as may be recognized under Sections 1.41(b), 2.3, and 4.2(a).

         The rules set forth in paragraphs (b) and (c) of Department of Labor Regulations 2530.200b-2 are incorporated in the Plan by this reference and made a part hereof.

         1.21     "Limitation Year" means the Plan Year.

         1.22     "Merged Plans" means the following:

                  Pension Plan for Employees of Alabama Power Company;

                  Pension Plan for Employees of Georgia Power Company;

                  Pension Plan for Employees of Gulf Power Company;

                  Pension Plan for Employees of Mississippi Power Company;

                  Pension  Plan  for  Employees  of  Southern  Company
                  Services,  Inc.,  as  adopted  by  Southern
                      Communications Services, Inc.;

                  Pension  Plan  for  Employees  of  Southern  Company
                  Services,  Inc.,  as  adopted  by  Southern
                   Development and Investment Group, Inc.;

                  Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Electric International, Inc.; and

                  Pension Plan for Employees of Southern Nuclear Operating Company, Inc.

         1.23 "Monthly Earnings" means one-twelfth (1/12) of the Earnings of an Employee of an Affiliated Employer during a Plan Year.

         1.24 "Normal Retirement Date" means the first day of the month following an Employee's sixty-fifth (65th) birthday, except that the Normal Retirement Date of any Employee hired on or after his sixtieth (60th) birthday shall be the fifth (5th) anniversary of his initial participation in the Plan.

         1.25 "One-Year Break in Service" means a twelve (12) consecutive month period commencing on or after January 1, 1976 which would constitute a Year of Service but for the fact that the Employee has not completed more than 500 Hours of Service during such period.

         Solely for the purpose of determining whether a One-Year Break in Service has occurred for eligibility or vesting purposes, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight
(8) Hours of Service per day of such absence. In no event shall Hours of Service credited under this paragraph be in excess of the amount necessary to prevent a One-Year Break in Service from occurring. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service shall be credited under this paragraph: (a) in the vesting or eligibility period in which the absence begins if the Hours of Service credited are necessary to prevent a One-Year Break in Service in such period, and (b) in all other cases, in the vesting or eligibility period following the period in which the absence begins.

         1.26 "Past Service" means with respect to any Employee included in the Plan, the period of his Accredited Service prior to January 1, 1997 as determined under the Prior Plans.

         1.27 "Plan" means The Southern Company Pension Plan, as set forth herein and as hereinafter amended, effective January 1, 1997.

         1.28 "Plan Year" means the twelve (12) month period commencing on the first day of January and ending on the last day of December next following.

         1.29 "Plan Year of Service" is a Year of Service determined as if the date of employment or reemployment is the first day of the Plan Year.

         1.30 "Prior Plans" means the Pension Plan for Employees of Southern Company Services, Inc. and the Merged Plans in effect prior to January 1, 1997. With respect to any particular Employee, Prior Plan means the last plan described in the preceding sentence in which the Employee participated prior to January 1, 1997.

         1.31 "Provisional Payee" means a spouse designated or deemed to have been designated by an Employee or former Employee pursuant to Article VII to receive Retirement Income on the death of the Employee or former Employee.

         1.32 "Qualified Election" means an election by an Employee or former Employee on a prescribed form that concerns the form of distribution of Retirement Income that must be in writing and must be consented to by the Employee's spouse. The spouse's consent to such an election must acknowledge the effect of such election, must be in writing, and must be witnessed by a notary public. Notwithstanding this consent requirement, if the Employee establishes to the satisfaction of the Retirement Board (or its delegee) that such written consent may not be obtained because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, an election by the Employee will be deemed a Qualified Election. Any consent necessary under this provision shall be valid and effective only with respect to the spouse who signs the consent, or in the event of a deemed Qualified Election, with respect to such spouse.

         A revocation of a prior Qualified Election may be made by the Employee without consent at any time commencing within ninety (90) days before such Employee's fifty-fifth (55th) birthday but not later than before the commencement of Retirement Income. Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding sentence.

         1.33 "Retirement Board" means the managing board of the Plan provided for in Article X.

         1.34 "Retirement Date" means the Employee's Normal, Early, or Deferred Retirement Date, whichever is applicable to him.

         1.35 "Retirement Income" means the monthly Retirement Income provided for by the Plan.

         1.36 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through (e) below which shall exceed $168 per month on and after January 1, 1989, $250 per month on and after January 1, 1991, and for Employees who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan as amended, $325 per month on and after January 1, 1996, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.4 and shall be determined pursuant to the following, as applicable:

         (a) With regard to an Employee described in Section 5.2, the Social Security benefit shall be computed at retirement. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled, it shall be assumed that he will receive no wages for Social Security purposes after his retirement on his Normal Retirement Date or Deferred Retirement Date, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his retirement.

         (b) With regard to an Employee described in Section 5.3(a), the Social Security benefit to which it is estimated that he will be entitled at sixty-five
(65), shall be computed at the time of his retirement. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled at age sixty-five (65), it shall be assumed that he will receive no wages for Social Security purposes after his Early Retirement Date, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at his Early Retirement Date.

         (c) With regard to an Employee described in Section 5.3(b), the Social Security benefit to which it is estimated that he would have been entitled to receive at age sixty-five (65) or his date of death, if later, had he not died, shall be computed at the time of his death. In estimating the amount of Federal primary Social Security benefit to which the Employee would have been entitled at age sixty-five (65) or his date of death, if later, it shall be assumed that he would not have received any wages for Social Security purposes after the date of his death, and it will be further assumed in calculating his Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his death.

         (d) With regard to an Employee described in Section 5.3(c), the Social Security benefit to which it is estimated that he will become entitled at age sixty-five (65) or his date of termination, if later, shall be computed at the date of termination. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled at age sixty-five (65) or his date of termination, if later, it shall be assumed that he will receive no wages for Social Security purposes after his date of termination, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at his date of termination.

         (e) With regard to an Employee described in Section 5.3(d), the Social Security benefit to which it is estimated that he would have been entitled to receive at age sixty-five (65) or his initial date of disability, if later, had he not become disabled, shall be computed at the time of his retirement. In estimating the amount of Federal primary Social Security benefit to which the Employee would have been entitled at age sixty-five (65) or his date of disability, if later, it shall be assumed that he would have received wages for Social Security purposes as specified in Section 5.4, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his retirement.

         1.37 "Social Security Retirement Age" means age sixty-five (65) if the Employee attains age sixty-two (62) before January 1, 2000 (i.e., born before January 1, 1938), age sixty-six (66) if the Employee attains age sixty-two (62) after December 31, 1999, but before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age sixty-seven (67) if the Employee attains age sixty-two (62) after December 31, 2016 (i.e., born after December 31, 1954).

         1.38 "Trust" or "Trust Fund" means all such money or other property which shall be held by the Trustee pursuant to the terms of the Trust Agreement or pursuant to contracts with life insurance companies.

         1.39 "Trust Agreement" means the Trust agreement or agreements between the Employer and the Trustee established for the purpose of funding the Retirement Income to be paid.

         1.40 "Trustee" means the trustee or trustees acting as such under the Trust Agreement, including any successor or successors.

         1.41 "Vesting Year of Service" means an Employee's Years of Service including: (a) Years of Service with an Affiliated Employer; (b) active service with the Armed Forces of the United States if the Employee entered or enters active service or training in such Armed Forces directly from the employ of an Employing Company and after discharge or release therefrom returns within ninety
(90) days to the employ of an Affiliated Employer or is deemed to return under
Section 2.3 because of the death of such Employee while in active service with such Armed Forces; and (c) any period during which the Employee was on any other form of authorized leave of absence. For purposes of this Section 1.41 in determining Vesting Years of Service with respect to a period of absence referred to in clause (b) or (c) of this Section 1.41, an Employee shall be credited with Hours of Service as though the period of absence were a period of active employment with the Affiliated Employer.

         Each Employee who participated in the Prior Plans shall be credited with such Vesting Years of Service, if any, earned under such Prior Plans as of December 31, 1996.

         1.42 "Year of Service" means with respect to an Employee in the service of an Affiliated Employer:

         (a) a twelve (12) consecutive month period commencing on the Employee's most recent date of hire by the Affiliated Employer (or date of reemployment as provided in Section 2.4) and any subsequent twelve (12) consecutive month period commencing on an anniversary date of such date of hire, provided he has completed at least 1000 Hours of Service during each such twelve (12) consecutive month period; and

         (b) to the extent not resulting in duplication, each Year of Service restored to the Employee upon reemployment as provided in Section 8.3.

         An Employee's vested interest in his Accrued Retirement Income shall be based on his Vesting Years of Service and an Employee's eligibility to participate in the Plan pursuant to Article II shall be based on his Eligibility Year of Service. Breaks in service will be measured on the same computation period as the Year of Service.

         In the Plan and Trust Agreement, where the context requires, words in the masculine gender include the feminine and neuter genders and words in the singular include the plural and words in the plural include the singular.

                              Article IIArticle II

                                   Eligibility

         2.1 Employees2.1 Employees. Each Employee participating in the Plan as of January 1, 1997 shall continue to be included in the Plan. With respect to Employees participating in Merged Plans as of December 31, 1996 who are employed by an Employing Company on January 1, 1997, such Employees will be treated as participating in the Plan as of January 1, 1997 for purposes of the preceding sentence. Each other Employee, except as provided in this Article II, shall be included in the Plan on the first day of the month next following the date on which he first completes an Eligibility Year of Service.

         2.2 Employees represented by a collective bargaining agent2.2 Employees represented by a collective bargaining agent. An Employee who is represented by a collective bargaining agent may participate in the Plan, subject to its terms, if the representative(s) of his bargaining unit and an Employing Company mutually agree to participation in the Plan by members of his bargaining unit.

         2.3 Persons in military service and Employees on authorized leave of absence2.3 Persons in military service and Employees on authorized leave of absence. Any person not already included in the Plan who leaves or has left the employ of an Employing Company to enter the Armed Forces of the United States or is on authorized leave of absence without regular pay and who returns to the employ of an Affiliated Employer within ninety (90) days after discharge from such military service or on or before termination of his leave of absence, shall, upon such return, be included in the Plan effective as of the first day of the month next following the date on which he first met or meets the eligibility requirement of Section 2.1. In determining whether an Employee entering the service of an Affiliated Employer has completed an Eligibility Year of Service, his Hours of Service prior to such authorized leave of absence without regular pay or entry into the Armed Forces shall be taken into account, and for purposes of Section 2.4, he shall be deemed not to have incurred a One-Year Break in Service by reason of such absence.

         If an Employee dies while in active service with the Armed Forces of the United States, such Employee shall be deemed to have returned to the employ of an Employing Company on his date of death.

         An Employee not already included in the Plan who is on authorized leave of absence and receiving his regular pay shall be considered credited with Hours of Service as though the period of absence was a period of active employment with an Employing Company, and he shall be included in the Plan if and when he meets the requirements of this Article II regardless of whether he is, on the date of such inclusion, on such leave of absence.

         2.4 Employees reemployed2.4 Employees reemployed. An Employee whose service terminates at any time and who is reemployed as an Employee, unless excluded under Section 2.6, will be included in the Plan as provided in Section
2.1 unless:

         (a) prior to termination of his service he had completed at least one Year of Service; and

         (b) upon his reemployment, to the extent provided in Section 8.3 without regard to Section 8.4, he is entitled to restoration of his Years of Service, in which case he will be included in the Plan as of the date of his reemployment.

         For purposes of determining Years of Service of an Employee who is reemployed by an Affiliated Employer subsequent to a One-Year Break in Service, a Year of Service subsequent to his reemployment shall be computed on the basis of the twelve (12) consecutive month period commencing on his date of reemployment or an anniversary thereof.

         2.5 Participation upon return to eligible class2.5 Participation upon return to eligible class. If an Employee is a participant in the Plan before July 1, 1991, the exclusion from participation provided in Section 2.6, as it regards temporary employees, shall not apply with respect to such Employee, and such Employee shall be eligible to participate in the Plan after July 1, 1991 whether or not he is classified as a temporary employee.

         If an Employee first becomes a participant on or after July 1, 1991, in the event such Employee ceases to be a member of an eligible class of Employees and becomes ineligible to participate, but has not incurred a One-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Employee incurred a One-Year Break in Service, eligibility will be determined under Section 2.4 of the Plan.

         In all other instances, if an Employee is not a member of an eligible class of Employees but then becomes a member of an eligible class, such Employee will commence participation in the Plan as of the first day of the month next following the later of (a) the date such Employee completes an Eligibility Year of Service or (b) the date he becomes a member of an eligible class of Employees.

         2.6 Exclusion of certain categories of employees2.6 Exclusion of certain categories of employees. Notwithstanding any other provision of this
Article II, leased employees shall not be eligible to participate in the Plan. In addition, temporary employees, except Employees as defined in Section 1.16 participating in the Plan prior to July 1, 1991, shall not be eligible to participate in the Plan. Any person who is employed by Electric City Merchandise Company, Inc. on or after May 1, 1988, or who is employed by Savannah Electric and Power Company on or after March 3, 1988, shall not be entitled to accrue Retirement Income under the Plan while employed at such companies.

         2.7 Waiver of participation2.7Waiver of participation. Notwithstanding the above, an Employee may elect voluntarily not to participate in the Plan. The election not to participate must be communicated in writing to and acknowledged by the Retirement Board (or its delegee) and shall be effective as of the date set forth in such written waiver.

                             Article IIIArticle III

                                   Retirement

         3.1 Retirement at Normal Retirement Date3.1 Retirement at Normal Retirement Date. Each Employee eligible to participate in the Plan shall have a nonforfeitable right to his Accrued Retirement Income by no later than his sixty-fifth (65th) birthday, or in the case of any Employee hired on or after his sixtieth (60th) birthday, the fifth (5th) anniversary of his initial participation in the Plan. Notwithstanding the above, an Employee's Normal Retirement Date shall be as provided in Section 1.24.

         3.2 Retirement at Early Retirement Date3.2 Retirement at Early Retirement Date. An Employee having at least ten (10) Years of Accredited Service (including any Accredited Service to which he is entitled under the pension plan of any Affiliated Employer from which such Employee was transferred pursuant to Section 4.6, or which was credited to him in accordance with Section 4.3) may elect to retire on an Early Retirement Date on or after his fifty-fifth
(55th) birthday and before his sixty-fifth (65th) birthday and to have his Retirement Income commence on the first day of any month up to and including the Employee's Normal Retirement Date.

         Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph.

         3.3 Retirement at Deferred Retirement Date3.3 Retirement at Deferred Retirement Date. An Employee included in the Plan may remain in active service after his Normal Retirement Date. The involuntary retirement of an Employee on or after his Normal Retirement Date shall not be permitted solely on the basis of the Employee's age, except in accordance with the provisions of the Age Discrimination in Employment Act, as amended from time to time. Termination of service of such an Employee for any reason after Normal Retirement Date shall be deemed retirement as provided in the Plan.

                              Article IVArticle IV

                       Determination of Accredited Service

         4.1 Accredited Service pursuant to Prior Plan4.1 Accredited Service pursuant to Prior Plan. Each Employee who participated in the Prior Plans shall be credited with such Accredited Service, if any, earned under such Prior Plans as of December 31, 1996.

         4.2  Accredited Service4.2  Accredited Service.
              ------------------     ------------------

         (a) Each Employee meeting the requirements of Article II shall, in addition to any Accredited Service to which he may be entitled in accordance with Section 4.1, be credited with Accredited Service as set forth in (b) below. Any such Employee who is on authorized leave of absence with regular pay shall be credited with Accredited Service during the period of such absence. Any such Employee who is on an approved leave of absence to serve in the Armed Forces of the United States shall, subject to Sections 1.41(b) and 2.3, be credited with Accredited Service during all or such portion of the period of his absence. Employees on authorized leave of absence without regular pay, other than Employees deemed to accrue Hours of Service under Section 4.4 and Employees described in the preceding sentence, shall not be credited with Accredited Service for the period of such absence.

         (b) For each Plan Year commencing after December 31, 1996, an Employee included in the Plan who is credited with a Plan Year of Service shall be credited with Accredited Service as follows:

                  (1) if an Employee completes at least 1,680 Hours of Service in a Plan Year, he shall be credited with one year of Accredited
Service;

                  (2) if an Employee completes less than 1,680 Hours of Service in a Plan Year, but not less than 1,000 Hours of Service, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service; or

                  (3) if an Employee's initial eligibility in the Plan shall occur after the beginning of the Plan Year, and the Employee shall therefore have completed less than 1,000 Hours of Service in such Plan Year, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service during such Plan Year after his inclusion in the Plan.

         (c) If an Employee (1) who has previously satisfied the eligibility requirements under Article II shall again be included in the Plan at such time which is after the beginning of the Plan Year, or (2) shall terminate his employment for any reason before the close of such Plan Year and shall therefore have completed less than 1,000 Hours of Service in such Plan Year, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service during such Plan Year after his inclusion in the Plan or before his termination of employment in such Plan Year, as the case may be.

         (d) In addition to the foregoing, Accredited Service may include Accredited Service accrued subsequent to a One-year Break in Service including such Accredited Service which may be restored in accordance with the provisions of Section 8.3.

         (e) Notwithstanding the above, the maximum number of years of Accredited Service with respect to any Employee participating in the Plan shall not exceed forty-three (43), except with respect to Employees eligible under
Section 15.1 whose Accredited Service shall not be limited to any maximum number.

         4.3 Accredited Service and Years of Service in respect of service of certain Employees previously employed by an Employing Company or by certain Affiliated Employers4.3 Accredited Service and Years of Service in respect of service of certain Employees previously employed by an Employing Company or by certain Affiliated Employers. An Employee in the service of an Employing Company on January 1, 1976 or employed thereafter who meets the requirements of paragraph (a) of this Section 4.3, in addition to any other Years of Service or Accredited Service to which he may be entitled under the Plan, upon completion of an Eligibility Year of Service where required under Section 8.3(c) (which shall also be considered to be Accredited Service) shall be credited with such number of Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and such Accredited Service and Retirement Income as shall be determined in accordance with the provisions of paragraphs
(b) and (c) of this Section 4.3.

         (a) (1) Such Employee shall have been employed prior to January 1, 1976 by an Employing Company or by a company which at that time was an Affiliated Employer; (2) he shall have terminated his service with such Employing Company or such Affiliated Employer other than by retirement and he shall not be entitled to receive at any time any retirement income under the pension plan of any such prior employer in respect of any period of time for which he shall receive credit for Years of Service or Accredited Service under this Section 4.3; and (3) for Employees reemployed on or after January 1, 1985, the number of consecutive One-Year Breaks in Service incurred by the Employee prior to the date of his employment by an Employing Company does not equal or exceed the greater of (A) five (5), or (B) the aggregate number of his Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) with an Employing Company and such Affiliated Employer. The years of Accredited Service credited to an Employee reemployed prior to January 1, 1985, with regard to years of Accredited Service immediately prior to the termination of his service, shall be determined under the terms of the Prior Plans in effect prior to January 1, 1985.

         (b) The number of Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and the Accredited Service, respectively, which shall be credited to such Employee shall be equal to the respective number of his Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and Accredited Service which were forfeited by the Employee and not restored under the pension plans of an Employing Company or an Affiliated Employer described in the preceding paragraph.

         (c) There shall be credited to the Employee Retirement Income equal to retirement income which was accrued by him under the pension plan of an Employing Company or an Affiliated Employer during the period of his Accredited Service which was forfeited and which is credited under the Plan in accordance with this Section 4.3. The amount of Retirement Income credited in accordance with this paragraph (c) shall be treated as Prior Plans Retirement Income for purposes of determining the amount of Retirement Income to which the Employee is entitled, and shall be determined in accordance with the provisions of the pension plan of the Employing Company or the Affiliated Employer in effect at the time the Employee's service with such Employing Company or the Affiliated Employer terminated without regard to any minimum provisions of such pension plan; for this purpose and if relevant in respect of the Employee, it shall be assumed that the pension plan of the Employing Company or the Affiliated Employer in effect at the time the Employee's service with such Employing Company or the Affiliated Employer terminated contained provisions concerning service in the Armed Forces of the United States as provided under the terms of the Prior Plans. For Plan Years beginning after December 31, 1987, an Employee who meets the requirements of paragraph (a) of this Section 4.3 shall be deemed to have transferred to or from an Affiliated Employer for the purpose of the transfer of assets or liabilities as provided under the terms of the Prior Plans.

      4.4      Accrual of Retirement Income during period of total disability

4.4     Accrual  of   Retirement
Income during period of total disability.

         (a) If an Employee included in the Plan who has completed at least five
(5) Vesting Years of Service becomes totally disabled and is granted either Social Security disability benefits or long-term disability benefits under a long-term disability benefit plan of an Employing Company, he shall be considered to be on a leave of absence, herein referred to as a "Disability Leave." An Employee's Disability Leave shall be deemed to begin on the initial date of the disability and shall continue until the earlier of: (1) the end of the month in which he shall cease to be entitled to receive Social Security Disability benefits and long-term disability benefits under a long-term disability benefit plan of an Employing Company; (2) his death; and (3) his Retirement Date if he elects to have his Retirement Income commence on such date. During the period of the Employee's Disability Leave, he shall, for purposes of the Plan, be deemed to have received Earnings at the regular rate in effect for him.

         (b) A disabled Employee who applies for and would be granted long-term disability benefits under a long-term disability benefit plan of an Employing Company, if it were not for the fact that the deductions therefrom attributable to other disability benefits equal or exceed the amount of his unreduced benefit under such long-term disability benefit plan of the Employing Company, will be considered as being currently granted benefits under such long-term disability benefit plan.

         (c) An Employee's Disability Leave shall be deemed to be a period for which Hours of Service shall be credited to the Employee as though the period of his Disability Leave were a period of active employment.

         (d) If an Employee's Disability Leave shall terminate prior to his Normal Retirement Date and he shall fail to return to the employment of the Employing Company within sixty (60) days after the termination of such leave, his service shall be deemed to have terminated upon the termination of his Disability Leave and his rights shall be determined in accordance with Article VIII, unless at such time he shall be entitled to retire on an Early Retirement Date, in which event his termination of service shall be deemed to constitute his retirement under Section 3.2.

         (e) Notwithstanding the above, the years of Accredited Service for any Employee whose initial date of disability occurred under the Prior Plans shall be determined under the terms of the applicable Prior Plans.

         4.5 Employees leaving Employer's service4.5 Employees leaving Employer's service. If the service of an Employee is terminated prior to retirement as provided by Article III, such Employee will forfeit any Vesting Years of Service and Accredited Service which he may have subject to possible restoration of some or all of his Vesting Years of Service and Accredited Service in accordance with Article VIII. The provisions of this Section 4.5 shall not affect the rights, if any, of an Employee under Article VIII nor shall the rights of an Employee be affected during or by reason of a layoff, due to lack of work, which continues for a period of one year or less, except that such period of layoff shall not be deemed to be service with an Employing Company. If the service of an Employee is terminated, or if he is not reemployed before the expiration of one year after being laid off for lack of work, and he is subsequently reemployed, he will be treated as provided in Section 3.2.

         Forfeitures arising by reason of an Employee's termination of service for any reason shall not be applied to increase the benefits any Employee would otherwise receive under the Plan but shall be used to reduce contributions of the Employing Companies to the Plan.

         4.6      Transfers to or from Savannah Electric and Power Company

4.6   Transfers  to  or from Savannah  Electric and Power Company.


         (a) In the case of the transfer to an Employing Company of an employee of Savannah Electric and Power Company ("SEPCO"), such Employee, if and when he attains his Normal Retirement Date or Deferred Retirement Date, shall be entitled to receive Retirement Income calculated pursuant to Section 5.1 or 5.2, as appropriate, based upon his Accredited Service with an Employing Company and Accredited Service attributable to actual service during his employment with SEPCO. Such amount calculated in accordance with the preceding sentence shall be reduced by the amount of retirement income calculated under the defined benefit pension plan of SEPCO attributable to Accredited Service during his actual service during his employment with SEPCO. Any Retirement Income based upon an Employee's Accredited Service with an Employing Company and Accredited Service attributable to actual service during his employment with SEPCO shall be subject to the provisions of the Plan relating to Retirement Income payable at an Early Retirement Date, or if such Retirement Income shall be payable in accordance with the provisions of Section 8.2 or 8.6, subject to the provisions of such Section.

         This Section 4.6 shall also apply in calculating the Retirement Income payable under this Plan to a former employee of SEPCO who is hired by an Employing Company and is entitled to credit for years of Accredited Service under the Plan attributable to his actual service with SEPCO.

         (b) Subject to paragraph (a) above, in the case of an Employee who transfers from an Employing Company to SEPCO, such Employee shall receive the following Accredited Service under the Plan or Credited Service under the Employees' Retirement Plan of Savannah Electric and Power Company (the "SEPCO Plan"), as the case may be.

                  (1) With respect to service with an Employing Company through the date of transfer, Accredited Service shall be determined in accordance with the terms of the Plan in effect for such Employee as of his transfer date.

                  (2) With respect to the "Computation Year," as defined in the SEPCO Plan, in which the Employee transfers, Credited Service under the SEPCO Plan shall be equal to the greater of (a) the Credited Service that the Employee would be credited with under the SEPCO Plan during the entire Computation Year in which the transfer occurs without regard to the transfer of employment, or (b) Accredited Service earned under the terms of the Plan as of the date of transfer.

                  (3) With respect to Computation Years after the year in which the transfer occurs, the Employee shall receive Credited Service as determined in accordance with the terms of the SEPCO Plan.

         (c) Subject to paragraph (a) above, in the case of an Employee who transfers from SEPCO to an Employing Company, such Employee shall receive the following Accredited Service under the Plan or Credited Service under the SEPCO Plan, as the case may be.

          (1) With respect to service with SEPCO through the date of transfer, Credited Service shall be determined in accordance with the terms of the SEPCO Plan in effect for such Employee as of his transfer date.

          (2) With respect to the Plan Year in which the Employee transfers, Accredited Service under the Plan shall be determined on the basis of the equivalency set forth in 29 C.F.R. ss. 2530.200b-3(e)(1)(i).

          (3) With respect to Plan Years after the year in which the transfer occurs, Accredited Service under the Plan shall be determined in accordance with the terms of the Plan.

         (d) With respect to paragraphs (b) and (c) above, in no event is an Employee subject to this Section 4.6 entitled to more than one (1) year of Accredited Service or Credited Service as the case may be in the year of transfer.

                               Article V

                                Retirement Income

         5.1 Normal Retirement Income5.1 Normal Retirement Income. The monthly Retirement Income payable as a single life annuity to an Employee included in the Plan who retires from the service of an Employing Company at his Normal Retirement Date after January 1, 1997, subject to the limitations of Article VI, shall be the greater of (a) and (b):

         (a) the amount determined under (1) or (2) below, whichever is greater:

                           (1) the Accrued Retirement Income determined in
                  accordance with Section 5.1 of the Prior Plans without regard to the Minimum Retirement Income requirement, plus $25.00 times the Employee's years of Accredited Service earned after December 31, 1996; and

                           (2)      $25.00 times an Employee's years of
 Accredited Service; and

         (b) the Minimum Retirement Income as determined in accordance with Section 5.2.

         5.2 Minimum Retirement Income payable upon retirement at Normal Retirement Date or Deferred Retirement Date5.2 Minimum Retirement Income payable upon retirement at Normal Retirement Date or Deferred Retirement Date. The monthly Minimum Retirement Income payable to an Employee (or his Provisional Payee) who retires from the service of an Employing Company at his Normal Retirement Date or Deferred Retirement Date (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Normal Retirement Date or Deferred Retirement Date including a Social Security Offset.

         Any provisions of this Article V to the contrary notwithstanding, Retirement Income determined in accordance with this Article V with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on an Early Retirement Date which would have resulted in the greatest Retirement Income if such Retirement Income had been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

         5.3 Minimum Retirement Income upon retirement at Early Retirement Date or upon termination of service by reason of death or otherwise prior to retirement5.3 Minimum Retirement Income upon retirement at Early Retirement Date or upon termination of service by reason of death or otherwise prior to retirement. The monthly Minimum Retirement Income payable to an Employee (or his Provisional Payee), if he shall retire on his Early Retirement Date, or if his service shall terminate by reason of death or otherwise prior to retirement, shall be determined in accordance with the following provisions:

         (a) Upon retirement at Early Retirement Date, his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service earned as of his Early Retirement Date including a Social Security Offset.

         (b) Upon termination of service by reason of the death of the Employee prior to retirement and after the effective date of his Provisional Payee designation or deemed designation, the Minimum Retirement Income for the purpose of determining the Employee's Accrued Retirement Income upon which payment to his Provisional Payee in accordance with Section 7.4 shall be based shall be an amount equal to 1.70% of the Employee's Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to the date of his death including a Social Security Offset.

         (c) For an Employee who terminates his service with an Employing Company with entitlement to receive Retirement Income in accordance with Section 8.1, upon retirement at Early Retirement Date or Normal Retirement Date his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his date of termination including a Social Security Offset.

         (d) Upon termination of service by reason of disability (as defined in Section 4.4) of the Employee prior to retirement, provided such Employee does not return to the service of an Employing Company prior to his Retirement Date, the Minimum Retirement Income shall be an amount equal to 1.70% of the Employee's Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Retirement Date including a Social Security Offset.

         5.4 Calculation of Social Security Offset5.4 Calculation of Social Security Offset. For purposes of determining the Social Security Offset in calculating an Employee's Retirement Income under the Plan, the Social Security Offset shall be determined by using the actual salary history of the Employee during his employment with any Affiliated Employer, provided that in the event that the Retirement Board (or its delegee) is unable to secure such actual salary history within one hundred eighty (180) days following the later of the date of the Employee's separation from service (by retirement or otherwise) and the time when the Employee is notified of the Retirement Income to which he is entitled, the salary history shall be determined in the following manner:

                  (1) The salary history shall be estimated by applying a salary scale, projected backwards, to the Employee's compensation for W-2 purposes from the Affiliated Employer which last employed the Employee for the first Plan Year following the most recent Plan Year for which the salary history is estimated. The salary scale shall be a level percentage per year equal to six percent (6%) per annum.

                  (2) The Plan shall give clear written notice to each Employee of the Employee's right to supply the actual salary history and of the financial consequences of failing to supply such history. Such notice shall state that the actual salary history is available from the Social Security Administration.

         For purposes of determining the Social Security Offset in calculating the Retirement Income of an Employee entitled to receive a public pension based on his employment with a Federal, state, or local government agency, no reduction in such Employee's Social Security benefit resulting from the receipt of a public pension shall be recognized.

         5.5 Early Retirement Income5.5 Early Retirement Income. The monthly amount of Retirement Income payable to an Employee who retires from the service of an Employing Company at his Early Retirement Date subject to the limitations of Section 6.2, will be equal to his Retirement Income determined in accordance with Sections 5.1 and 5.3 based on his Accredited Service to his Early Retirement Date, reduced by three-tenths of one percent (0.3%) for each calendar month by which the commencement date of his Retirement Income precedes his Normal Retirement Date but follows the first day of the month following his attainment of his fifty-fifth (55th) birthday.

         Effective for Employees who have an Hour of Service on or after January 1, 1996, and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan and (c) elect to retire in accordance with this Section 5.5 on or after attainment of age fifty (50) but before attainment of age fifty-five (55), Retirement Income shall be determined as in the preceding paragraph including an additional reduction of one-third of one percent (0.33%) for each calendar month by which the commencement date precedes the first day of the month following any such Employee's attainment of his fifty-fifth (55th) birthday.

         At the option of the Employee exercised at or prior to commencement of his Retirement Income on or after his Early Retirement Date (provided he shall not have in effect at such Early Retirement Date a Provisional Payee designation pursuant to Article VII), he may have his Retirement Income adjusted upwards in an amount which will make his Retirement Income payable up to age sixty-five
(65) equal, as nearly as may be, to the amount of his Federal primary Social Security benefit (primary old age insurance benefit) estimated to become payable after age sixty-five (65), as computed at the time of his retirement in accordance with Section 5.3(a), plus a reduced amount, if any, of Retirement Income actuarially determined to be payable after age sixty-five (65). The Federal primary Social Security benefit used in calculating an Employee's Retirement Income payable under the Plan shall be determined by using the salary history of the Employee during his employment with any Affiliated Employer, as calculated in accordance with Section 5.4.

         5.6 Deferred Retirement Income5.6 Deferred Retirement Income. The monthly amount of Retirement Income payable to an Employee who retires from the service of the Employer at his Deferred Retirement Date, subject to the limitations of Section 6.2, will be equal to his Retirement Income determined in accordance with Sections 5.1 and 5.2 based on his Accredited Service to his Deferred Retirement Date.

         5.7 Payment of Retirement Income5.7 Payment of Retirement Income. The first payment of an Employee's Retirement Income will be made on his Early Retirement Date, Normal Retirement Date, Deferred Retirement Date, or date of commencement of payment of Retirement Income in accordance with Section 8.1, 8.2 or 8.6, as the case may be; provided that commencement of the distribution of an Employee's Retirement Income shall not be made prior to his Normal Retirement Date without the consent of such Employee, except as provided in Section 8.4 of the Plan.

         Notwithstanding anything to the contrary above, if in accordance with this Section 5.7, an Employee is entitled to receive Retirement Income commencing at his Early Retirement Date, he may, in lieu of commencing payment of his Retirement Income upon his Early Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month after his Early Retirement Date and preceding his Normal Retirement Date in an amount equal to his Accrued Retirement Income determined as of the commencement of his Retirement Income on or after his Early Retirement Date determined in accordance with Section 5.5. An election pursuant to this Section 5.7 to have Retirement Income commence prior to Normal Retirement Date shall be made on a prescribed form and shall be filed with the Retirement Board (or its delegee) at least thirty (30) days before Retirement Income is to commence.

         In the event of the death of an Employee who has designated a Provisional Payee or is deemed to have done so in accordance with Article VII, if the designation has become effective, the first payment to be made to the Provisional Payee pursuant to Article VII shall be made to the Provisional Payee on the first day of the month after the later of (a) the Employee's death and
(b) the date on which the Employee would have attained his fifty-fifth (55th) birthday if he had survived to such date, if the Provisional Payee shall then be alive and proof of the Employee's death satisfactory to the Retirement Board (or its delegee) shall have been received by it. Subsequent payments will be made monthly thereafter until the death of such Provisional Payee.

         Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph.

         In any event, payment of Retirement Income, including any adjustments thereto caused by an amendment to the Plan providing for or which has the effect of providing retroactively increased Retirement Income, to the Employee shall begin not later than the sixtieth (60th) day after the later of the close of the Plan Year in which falls (a) the Employee's Normal Retirement Date or (b) the date the Employee terminates his service with any Affiliated Employer. Notwithstanding the provisions of the Plan for the monthly payment of Retirement Income, such income may be adjusted and payable annually in arrears if the amount of the Retirement Income is less than $10.00 per month.

         5.8 Termination of Retirement Income5.8Termination of Retirement Income. The monthly payment of Retirement Income will cease with the last payment preceding the retired Employee's death; subject, however, to the continuation of payments to a surviving Provisional Payee, if one has been designated or deemed to have been designated, which likewise will cease with the last payment preceding the death of the Provisional Payee. There shall be no benefits payable under the Plan on behalf of any Employee whose death occurs prior to his retirement, except as otherwise provided in Article VII with respect to a Provisional Payee of an Employee. Following the death of an Employee and of his Provisional Payee, if any, no further payments will be made under the Plan on account of such Employee or to his estate.

         5.9  Required distributions


         (a) Once a written claim for benefits is filed with the Retirement Board (or its delegee), payment of benefits to the Employee shall begin not later than sixty (60) days after the last day of the Plan Year in which the latest of the following events occurs:

                  (1)      the Employee's Normal Retirement Date;

                  (2) the tenth (10th) anniversary of the date the Employee commenced participation in the Plan; or

                  (3) the Employee's separation from service from any Affiliated Employer.

         (b)      Required minimum distributions

                  (1) The payment of Retirement Income to any Employee shall begin April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2 or, if later, the calendar year in which such Employee retires. Notwithstanding the preceding sentence, with respect to any Employee who is a five-percent owner as defined in
         Section 14.5(g) with regard to the Plan Year ending in which the Employee attains age 70-1/2 or any Employee who commenced receipt of his Retirement Income in accordance with the minimum distribution provisions of the Prior Plans before January 1, 1997, the payment of Retirement Income shall commence no later than April 1 of the Plan Year following the Plan Year in which the Employee attains age 70-1/2.

                  (2) With respect to an Employee who commences receipt of Retirement Income while in active service, the amount of his Retirement Income shall be computed as of the end of the Plan Year the Employee attains age 70-1/2 and shall be recomputed as of the close of each Plan Year thereafter and preceding his actual retirement date. Any additional Retirement Income he accrues at the close of any Plan Year pursuant to the preceding sentence shall be offset (but not below zero) by the value of the benefit payments received in such Plan Year. With respect to the Plan Year of retirement, Retirement Income calculated at the Employee's Deferred Retirement Date shall be offset (but not below zero) by the value of the benefit payments received on or after January 1 but before his retirement date in such Plan Year. The receipt by an Employee of any payments or distributions as a result of his attaining age 70-1/2 prior to his actual retirement or death shall in no way affect the entitlement of an otherwise eligible Employee to additional accrued benefits.

                  (3) With respect to an Employee who retires after attaining age 70-1/2 and who has not previously commenced receipt of his Retirement Income pursuant to this Section 5.9(b) while an Employee of an Affiliated Employer, he shall receive Retirement Income based on his actual retirement date, but which Retirement Income shall not be less than the Actuarial Equivalent of his Retirement Income as of the first of the month following attainment of age 70-1/2.

         (c)      Distribution upon death of Employee

                  (1)      Death after commencement of benefits

                           If the Employee dies before his entire nonforfeitable
                  interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected by the Employee as set forth in the provisions of Article VII.

                           (2) Death prior to commencement of benefits

                           If the Employee dies before the distribution of his
                  nonforfeitable interest has begun, the entire interest, subject to the provisions of Article VII, shall be distributed monthly to his Provisional Payee, if any, over such Provisional Payee's remaining lifetime.

         (d)      Determining required minimum distributions

         Notwithstanding anything in this Plan to the contrary, all distributions, including the minimum amounts which must be distributed each calendar year, under this Plan shall be made in accordance with Code Section 401(a)(9) and the regulations thereunder.

         (e)      Minimum distribution transitional rules

         Any distribution made pursuant to Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 shall meet the requirements of Code
Section 401(a)(9) as in effect on December 31, 1983, and shall also satisfy Code Sections 401(a)(11) and 417.

         5.10  Suspension of Retirement Income for reemployment

         (a) If a former Employee who is receiving Retirement Income shall be reemployed by any Affiliated Employer as an Employee and shall not elect to waive his right to participate under the Plan or the pension plan of the Affiliated Employer, whichever applies, his Retirement Income shall cease during each calendar month after his reemployment in which he completes forty (40) or more Hours of Service. The Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment.

         (b) No payment shall be withheld by the Plan pursuant to this Section
5.10 unless the Plan notifies the Employee by personal delivery or first class mail during the first calendar month in which the Plan withholds payments that his Retirement Income is suspended.

         (c) If the payment of Retirement Income has been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in ERISA Section 203(a)(3)(B) service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of ERISA Section 203(a)(3)(B) service and the resumption of payments.

         5.11  Increase in Retirement  Income of retired  Employees

         Retirement Income payable on and after January 1, 1996 to an Employee (or to the Provisional Payee of an Employee) who retired under the Prior Plans at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 1996 will be recalculated to increase the amount thereof by an amount ranging from a minimum of one and one-half percent (1.5%) to a maximum of seven and one-half percent (7.5%) in accordance with the following schedule:

                     Year in which                   Percentage
                  retirement occurred                 increase
                  -------------------                 ----------

                             1995                         1.5%
                             1994                         3.0%
                             1993                         4.5%
                             1992                         6.0%
                  1991 and prior years                    7.5%

         A similar adjustment, based on the date of the commencement of Retirement Income payments to the Employee's Provisional Payee, rather than the Employee's Retirement Date, will be made in respect of Retirement Income which is payable on or after January 1, 1996 where a Provisional Payee election was in effect, or was deemed to be in effect, when an Employee died while in service prior to January 1, 1996 and prior to his retirement.

         A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 1996 for a former Employee who is not eligible to retire but who is vested in a benefit (or the Provisional Payee of such former Employee) for which payments have commenced on or before January 1, 1996 in accordance with the terms of the Prior Plans, except for Employees whose Retirement Income has been cashed-out pursuant to the terms of the Prior Plans.

         For purposes of determining the applicable percentage increase under this Section 5.11, the year of retirement includes retirement where the last day of employment was December 31 of such year. An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

         This Section 5.11 shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.9 of the Plan.

         5.12 Special provisions relating to the treatment of absence of an Employee from the service of an Employing Company to serve in the Armed Forces of the United States5.12 Special provisions relating to the treatment of absence of an Employee from the service of an Employing Company to serve in the Armed Forces of the United States.

         (a) Notwithstanding any other provisions of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         (b) Service to be credited to any Employee in accordance with this
Section 5.12 may be conditioned by the Retirement Board upon its receipt of (1) such information pertaining to absence of an Employee or former Employee to serve in the Armed Forces of the United States as it may request and (2) such form of receipt and release as it may determine to be appropriate in the circumstances.

                              Article VIArticle VI

                             Limitations on Benefits

     6.1      Maximum  Retirement Income shall be subject to the provisions of
     Article VI.

         (a) The maximum annual amount of Retirement Income payable with respect to an Employee in the form of a straight life annuity without any ancillary benefits after any adjustment for a Provisional Payee designation shall be the lesser of the dollar limitation determined under Code Section 415(b)(1)(A) as adjusted under Code Section 415(d), or Code Section 415(b)(1)(B) as adjusted under Treasury Regulation Section 1.415-5, subject to the following provisions of Article VI. With respect to any former Employee who has Accrued Retirement Income under the Plan or his Provisional Payee, the maximum annual amount shall also be subject to the adjustment under Code Section 415(d), but only those adjustments occurring before September 1, 1996.

         (b) For purposes of Section 6.1, the term "average compensation for his high three (3) years" shall mean the period of consecutive calendar years (not more than three) during which the Employee was both an active participant in the Plan and had the greatest aggregate compensation from an Employing Company or, if he is also entitled to receive a pension from a defined benefit plan of an Affiliated Employer or if assets and liabilities attributable to the pension of the Employee from a defined benefit plan of an Affiliated Employer have been transferred to this Plan, the greatest aggregate compensation from the Employer and the Affiliated Employer during such high three (3) years. The limitation described in Section 6.1(a) shall also apply in the case of the payment of an Employee's Retirement Income with a Provisional Payee designation.

         (c) For purposes of Article VI, the term "compensation" means an Employee's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with any Affiliated Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                  (1) Affiliated Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or Affiliated Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                  (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

                  (4) Other amounts which received special tax benefits, or contributions made by an Affiliated Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

Compensation for any Limitation Year is the compensation actually paid or includible in gross income during such year.

         (d) The foregoing limitations regarding the maximum Retirement Income shall not apply with respect to an Employee if the Retirement Income payable under the Plan and under any other defined benefit plans of any Affiliated Employer does not exceed $10,000 for the calendar year or for any prior calendar year, and any Affiliated Employer has not at any time maintained a defined contribution plan in which the Employee has participated. The terms "defined benefit plan" and "defined contribution plan" shall have the meanings set forth in Section 415(k) of the Code.

         6.2 Adjustment to Defined Benefit Dollar Limitation for Early or Deferred Retirement6.2

         (a) If the retirement benefit of an Employee commences before the Employee's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be reduced in accordance with Code Section 415(b)(2)(C) as prescribed by the Secretary of the Treasury. The reduction shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

         (b) If the retirement benefit of an Employee commences after the Employee's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted in accordance with Code Section 415(b)(2)(D) as prescribed by the Secretary of the Treasury, based on the lesser of the interest rate assumption under the Plan or on an assumption of five percent (5%) per year.

         6.3 Adjustment of limitation for Years of Service or participation

         (a) If an Employee has completed less than ten (10) years of participation, the Employee's accrued benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Employee's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten (10).

         (b) If an Employee has completed less than ten (10) Years of Service with any Affiliated Employer, the limitations described in Sections 415(b)(1)(B), 415(b)(4), and 415(e) of the Code shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Employee's number of years of service (or part thereof), and the denominator of which is ten (10).

         (c) In no event shall paragraphs (a) and (b) above reduce the limitations provided under Sections 415(b)(1), 415(b)(4), and 415(e) of the Code to an amount less than one-tenth (1/10) of the applicable limitation (as determined without regard to this Section 6.3).

         (d) This Section 6.3 shall be applied separately with respect to each change in the benefit structure of the Plan, except as is or may be limited by Revenue Procedure 92-42.

         6.4      Limitation on benefits from multiple plans

         (a) In the case of an Employee who is also a participant in any other defined benefit plan of any Affiliated Employer or in any defined contribution plan of any Affiliated Employer, the Retirement Income provided by the Plan shall be limited to the extent necessary to prevent the sum of Fractions A and B below, computed as of the end of the Plan Year, from exceeding 1.0.

                                   Fraction A

                  (numerator) Projected annual benefit of the Employee under the Plan and any other defined benefit plan of any Affiliated Employer (determined as of the close of the Plan Year).

                  (denominator) The lesser of (1) the product of 1.25 multiplied by the Defined Benefit Dollar Limitation (or such higher accrued benefit as of December 31, 1982), or (2) 1.4 multiplied by the amount determined under Code Section 415(b)(1)(B) as adjusted under Treasury Regulation Section 1.415-5.

                                   Fraction B


                  (numerator) The sum of all Annual Additions to the account of the Employee under any defined contribution plan of any Affiliated Employer as of the close of the Plan Year.

                  (denominator) The sum of the lesser of the following amounts, determined for such Plan Year and for each prior Plan Year in which the Employee has a Year of Service, (1) 1.25 multiplied by the Defined Contribution Dollar Limitation determined under Code Section 415(c)(1)(A), or (2) 1.4 multiplied by twenty-five percent (25%) of the Employee's compensation for the year.

         6.5 Special rules for plans subject to overall limitations under Code
Section 415(e)6.5 Special rules for plans subject to overall limitations under Code Section 415(e).

         (a) For purposes of computing the defined contribution plan fraction of
Section 415(e)(1) of the Code, "Annual Addition" shall mean the amount allocated to an Employee's account during the Limitation Year as a result of:

                  (1)      employer contributions,

                  (2)      employee contributions,

                  (3)      forfeitures, and

                  (4)      amounts described in Sections 415(1)(1) and 419(A)
(d)(2) of the Code.

         (b) The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as an Annual Addition.

         (c) If the sum of Fractions A and B exceeds 1.0 as of December 31, 1982, the numerator of Fraction B shall be reduced by an amount which does not exceed the numerator, so that the sum of Fraction A and Fraction B does not exceed 1.0.

         (d) If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code (as revised by this Article VI) does not exceed 1.0 for such Limitation Year.

         (e) The defined contribution plans and the other defined benefit plans of Affiliated Employers include, respectively, (1) The Southern Company Employee Savings Plan, The Southern Company Employee Stock Ownership Plan, The Southern Company Performance Sharing Plan, and any other defined contribution plan (as defined in Section 415(k) of the Code) and (2) any other qualified pension plan in which the Employee participates in accruing benefits maintained by any Affiliated Employer.

         6.6 Combination of Plans6.6 Combination of Plans. Notwithstanding any provisions contained herein to the contrary, in the event that an Employee participates in a defined contribution plan or defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to an Employee exceed the limitations contained in Code Section 415(e), corrective adjustments shall first be made under this Plan. However, if an Employee's Retirement Income under this Plan has already commenced, corrections shall first be made under The Southern Company Employee Stock Ownership Plan, if possible; second, correction shall next be made under The Southern Company Performance Sharing Plan, if possible; and if not possible, then correction shall be made to the Employee's Accrued Retirement Income under this Plan.

         6.7 Incorporation of Code Section 4156.7 Incorporation of Code Section
415. Notwithstanding anything contained in this Article to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code Section 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

                             Article VIIArticle VII

                                Provisional Payee

         7.1 Adjustment of Retirement Income to provide for payment to Provisional Payee7.1 Adjustment of Retirement Income to provide for payment to Provisional Payee. An Employee who desires to have his Accrued Retirement Income adjusted in accordance with the provisions of this Article VII to provide a reduced amount of Retirement Income payable to him for his lifetime commencing on his Early Retirement Date, his Normal Retirement Date, or his Deferred Retirement Date, as the case may be, may elect subject to Section 7.11, in accordance with the provisions of this Article VII, at his option, either:

         (a) that an amount of Retirement Income be payable to him for his lifetime which is equal to eighty percent (80%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that the same amount will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or

         (b) that an amount of Retirement Income be payable to him for his lifetime which is equal to ninety percent (90%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that one-half (1/2) of the amount payable to the Employee will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or

         (c) that an amount of Retirement Income be payable to him for his lifetime which is equal to seventy-five percent (75%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that the same amount will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the Employee, the Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this
Section 7.1(c) and instead had elected the single life annuity form of benefit, or

         (d) that an amount of Retirement Income be payable to him for his lifetime which is equal to eighty-eight percent (88%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that one-half (1/2) of the amount payable to the Employee will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the Employee, the Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.1(d) and instead had elected the single life annuity form of benefit.

         7.2      Form and time of election and notice requirements

         (a) An election of payment and designation of a Provisional Payee in accordance with Section 7.1 shall be made in writing at the same time on a prescribed form delivered to the Retirement Board (or its delegee). The election and designation shall specify its effective date which shall not be sooner than the date received by the Retirement Board (or its delegee) or the Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this Article VII.

         Notwithstanding the preceding paragraph, an election under Section 7.1(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until the commencement of Retirement Income payments under the Plan.

         (b) An election of payment to be made in accordance with paragraph (a),
(b), (c), or (d) of Section 7.1 may be changed by an Employee, provided the written election of the change specifies an effective date which shall not be sooner than the date received by the Retirement Board (or its delegee) or the Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this Article VII. Notwithstanding the preceding sentence, an election under Section 7.1(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until the commencement of Retirement Income payments under the Plan. To the extent that the new method of payment shall afford the Employee changed protection in the event of his death after the effective date of the new election and prior to retirement, his Accrued Retirement Income shall be adjusted pursuant to Section 7.4(a) to reflect such changed protection.

         (c) With respect to Sections 7.5 and 7.6, within the period not less than thirty (30) days and not more than ninety (90) days prior to the anticipated commencement of benefits, the Employee shall be furnished, by mail or personal delivery, a written explanation of: (1) the terms and conditions of the reduced Retirement Income payable as provided in Section 7.1; (2) the Employee's right to make, and the effect of, an election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation; (3) the rights of the Employee's Provisional Payee; and (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation. Notwithstanding the preceding sentence, such written explanation may be furnished after an Employee's Early, Normal or Deferred Retirement date, as applicable, if in the discretion of the Retirement Board the circumstances so warrant, provided the Employee shall have at least thirty (30) days after being furnished the written explanation to elect payment in accordance with paragraph (a) above.

         Within thirty (30) days following an Employee's written request received by the Retirement Board (or its delegee) during the election period, but within sixty (60) days from the date the Employee is furnished all of the information prescribed in the immediately preceding sentence, the Employee shall be furnished an additional written explanation, in terms of dollar amounts, of the financial effect of an election by him not to receive such reduced Retirement Income. If an Employee makes such request, the election period herein prescribed shall end not earlier than sixty (60) calendar days following the day of the mailing or personal delivery of the additional explanation to the Employee. Except that if an election made as provided in Section 7.5 or 7.6 is revoked, another election under that Section may be made during the specified election period.

         7.3 Circumstances in which election and designation are inoperative7.3 Circumstances in which election and designation are inoperative. An election and designation made pursuant to this Article shall be inoperative and the regular provisions of the Plan shall again become applicable as if a Provisional Payee had not been designated if, prior to the commencement of any payment in accordance with this Article VII: a) an Employee's Provisional Payee shall die,
(b) the Employee and the Provisional Payee shall be divorced under a final decree of divorce, or (c) the Retirement Board (or its delegee) shall have received the written Qualified Election of the Employee to rescind his election of payment and designation of a Provisional Payee in order to receive a single life annuity form of benefit. If such a Qualified Election to rescind is made by the Employee, his Accrued Retirement Income shall be reduced to reflect the protection afforded the Employee by any Provisional Payee designation during the period from its effective date to the date of the Retirement Board's (or its delegee's) receipt of the Employee's Qualified Election to rescind if the option as to payments of reduced Retirement Income was in accordance with either
Section 7.1(a), 7.6(a), or 7.6(b). If an Employee remarries subsequent to the death or divorce of his Provisional Payee and prior to the commencement of payments in accordance with this Article VII, then he shall be entitled to designate a new Provisional Payee in the manner set forth in Section 7.2.

         7.4 Pre-retirement death benefit7.4 Pre-retirement death benefit. If prior to his Normal Retirement Date (or his Deferred Retirement Date, if applicable), an Employee shall die while in the service of an Employing Company (or while in the service of an Affiliated Employer to which his employment had been transferred) and is survived by his spouse to whom he shall be married at the time of his death, there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with paragraph (a) or paragraph (c) of this Section 7.4, as applicable. Subject to Section 7.10(b), such Retirement Income shall commence on the first day of the month following the death of the Employee or the first day of the month following the date on which he would have attained his fifty-fifth (55th) birthday if he were still alive, whichever is later, and shall cease with the last payment preceding the death of his Provisional Payee.

         (a) The amount of Retirement Income payable to the Provisional Payee of a deceased Employee who prior to his death had attained his fifty-fifth (55th) birthday shall be equal to the amount payable to the Provisional Payee as calculated in Section 7.1(b) determined on the basis of his Accredited Service to the date of his death, or if the Employee shall have attained his fifty-fifth
(55th) birthday and so elected prior to his death, such Retirement Income shall be equal to the amount set forth in Section 7.1(a) determined on the basis of his Accredited Service to the date of his death reduced as provided in the next sentence. If such election shall be made by the Employee, the Retirement Income which shall be payable to the Employee if he lives to his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, shall be reduced by three-fourths of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) which has elapsed from the effective date of his election to the earlier of (1) the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, or (2) the revocation of such election. If he shall die before the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, his Accrued Retirement Income to the date of his death shall be reduced by three-quarters of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) between the effective date of his election and the first day of the month following his attainment of age sixty-five (65). No reduction in the Employee's Retirement Income shall be made for the period during which the election is in effect after the first day of the month following his attainment of age sixty-five (65).

         (b) Retirement Income shall not be payable under paragraph (a) of this
Section 7.4 to the Provisional Payee of a deceased Employee if at the time of his death there was in effect a Qualified Election made after August 22, 1984 under this paragraph (b) that no Retirement Income shall be paid to his Provisional Payee in the event of his death while in the service of an Employing Company (or while in the service of an Affiliated Employer to which his employment had been transferred) as provided in paragraph (a), provided the Employee had received at least one hundred eighty (180) days prior to his fifty-fifth (55th) birthday a written explanation of: (1) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in paragraph (a); (2) the Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee; (3) the rights of the Employee's Provisional Payee; and (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to the Employee's Provisional Payee.

         A revocation of a prior Qualified Election may be made by the Employee without the consent of the Employee's Provisional Payee at any time before the commencement of benefits. An election under this paragraph (b) may be made and such election may be revoked by an Employee during the period commencing ninety
(90) days prior to the Employee's fifty-fifth (55th) birthday and ending on the date of the Employee's death.

         Notwithstanding the above provisions of this paragraph (b), such Employee shall not be entitled on or after September 1, 1996 to waive payment of Retirement Income to his Provisional Payee as provided in this Section 7.4. Any such election to waive payment of Retirement Income in effect on August 31, 1996 shall remain in effect unless subsequently revoked by the Employee.

         (c) Subject to Section 7.10(c), for an Employee who dies while in the service of an Employing Company (or while in the service of an Affiliated Employer to which his employment had been transferred) prior to his fifty-fifth
(55th) birthday after completing five (5) Vesting Years of Service, the amount of such Retirement Income payable to the Provisional Payee shall be calculated as provided in Section 7.1(b) determined on the basis of his Accredited Service to the date of his death. The payment of such Retirement Income to the Provisional Payee shall begin on the first day of the month following the date on which such deceased Employee would have attained his fifty-fifth (55th) birthday.

         7.5 Post-retirement death benefit - qualified joint and survivor annuity7.5 Post-retirement death benefit - qualified joint and survivor annuity. If at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, as the case may be, an Employee is married and he has not: (a) designated a Provisional Payee in accordance with Section 7.1 in respect of payments to be made commencing on his Early, Normal, or Deferred Retirement Date or (b) made, subject to Section 7.4(b) a Qualified Election that payment be made to him in the mode of a single life annuity, he shall nevertheless be deemed to have made an effective designation of a Provisional Payee under this Section 7.5 and to have specified the payment of a benefit as provided in Section 7.1(b).

         7.6 Election and designation by former Employee entitled to Retirement Income in accordance with Article VIII7.6 Election and designation by former Employee entitled to Retirement Income in accordance with Article VIII. If a former Employee is entitled to receive in accordance with Section 8.1 Retirement Income commencing at Normal Retirement Date, or sooner in accordance with
Section 8.2, he may, on or after his fifty-fifth (55th) birthday, designate his spouse as his Provisional Payee and elect, subject to Section 7.11, to have his Accrued Retirement Income at the date of termination of his service actuarially adjusted to provide, at his option, in the event of the commencement of payment prior to his Normal Retirement Date either:

         (a) a reduced amount payable to him for his lifetime with the provision that such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee; or

         (b) a reduced amount payable to him for his lifetime with the provision that one-half (1/2) of such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee; or

         (c) a reduced amount payable to him for his lifetime with the provision that such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the former Employee, the former Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.6(c) and instead had elected the single life annuity form of benefit; or

         (d) a reduced amount payable to him for his lifetime with the provision that one-half (1/2) of such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the former Employee, the former Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.6(d) and instead had elected the single life annuity form of benefit.

         A former Employee's election and designation of his Provisional Payee made in accordance with this Section 7.6 shall be in writing on a prescribed form delivered to the Retirement Board (or its delegee) and shall become effective not sooner than the date received or the former Employee's fifty-fifth
(55th) birthday, whichever is later, nor later than the date of commencement of payment in accordance with this Section 7.6. Notwithstanding the preceding sentence, an election under Section 7.6(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until commencement of Retirement Income payments under the Plan.

         If the former Employee dies prior to his Normal Retirement Date but after the effective date of his Provisional Payee designation, there will be payable to his Provisional Payee for life commencing on the first day of the calendar month after the former Employee's death Retirement Income in a reduced amount in accordance with the former Employee's election of payments to be made to his Provisional Payee after the death of the former Employee under paragraph
(a), (b), (c), or (d) as the case may be, of this Section 7.6. Notwithstanding the preceding sentence, an election under Section 7.6(c) or (d) is subject to
Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until commencement of Retirement Income payments under the Plan. However, if prior to the former Employee's death, the Retirement Board (or its delegee) has not received such election, payment of a reduced amount of Retirement Income will be made in accordance with paragraph (b) of this Section
7.6 to his surviving spouse to whom he is married at the time of his death, unless (1) at the time of his death there is in effect a Qualified Election by the former Employee that reduced Retirement Income shall not be paid to his surviving spouse in accordance with this Section 7.6 should he die between his fifty-fifth (55th) birthday and his Normal Retirement Date without having elected that payment be made to a Provisional Payee and (2) at least one hundred eighty (180) days prior to his fifty-fifth (55th) birthday a written explanation is provided to the former Employee of: (A) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in this Section 7.6; (B) the former Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee; (C) the rights of a former Employee's spouse; and (D) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to his Provisional Payee.

         If the former Employee is entitled to receive payment of Retirement Income in accordance with Section 8.2 after his fifty-fifth (55th) birthday and prior to his Normal Retirement Date and elects to do so, a reduced amount of Retirement Income determined in accordance with this Section 7.6, subject to
Section 7.11, based upon his Accrued Retirement Income at the date of termination of his service (actuarially reduced in accordance with Section 8.2) will be payable to him commencing on the date on which payments commence prior to Normal Retirement Date in accordance with Section 8.2 with payments in the same or reduced amount to be continued to his Provisional Payee for life after the former Employee's death in accordance with his election under paragraph (a),
(b), (c), or (d), as the case may be, of this Section 7.6. However, if the former Employee is married and he has not designated a Provisional Payee in respect of payments to commence to him prior to his Normal Retirement Date or elected that payment be made to him in the mode of a single life annuity pursuant to a Qualified Election, he shall be deemed to have designated a Provisional Payee pursuant to this Section 7.6 and thereby specified that a reduced Retirement Income shall be paid to him during his lifetime as provided in paragraph (b) of this Section 7.6 and continued after his death to his Provisional Payee as provided in paragraph (b) of this Section 7.6.

         If the former Employee is alive on his Normal Retirement Date and is married and payment of Retirement Income has not sooner commenced, the provisions of Section 7.5 shall be applicable to the payment of his Retirement Income, unless he shall elect, subject to Section 7.11, at his Normal Retirement Date to receive payment of his Retirement Income pursuant to Section 7.1(a),
(b), (c), or (d). However, if an election and designation in accordance with this Section 7.6 was in effect prior to his Normal Retirement Date, the former Employee's Accrued Retirement Income at his Normal Retirement Date shall be actuarially adjusted for the period the election and designation was in effect.

         7.7 Death benefit for Provisional Payee of former Employee7.7 Death benefit for Provisional Payee of former Employee. If an Employee, whose service with the Employing Company terminates on or after January 1, 1989, shall die after such termination of employment, and prior to his death (a) shall have not attained his fifty-fifth (55th) birthday, (b) shall have completed at least five
(5) Vesting Years of Service, and (c) shall be survived by his spouse to whom he shall be married at his death, then there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with this Section 7.7. Such Retirement Income shall be equal to one-half of the reduced amount, as actuarially adjusted to provide for the payment of such Retirement Income beginning as of the first day of the month following the date on which such deceased former Employee would have attained his fifty-fifth (55th) birthday and to provide for the determination of such Retirement Income on a joint and fifty percent (50%) survivor basis of the former Employee's Accrued Retirement Income, determined on the basis of his Accredited Service to the date of his death. Subject to Section 7.10(b) and (c), the Provisional Payee shall be eligible to commence receipt of such Retirement Income on the first day of the month following the date on which the former Employee would have attained his fifty-fifth (55th) birthday if he were still alive, or the first day of any subsequent month preceding what would have been the former Employee's Normal Retirement Date, and shall cease with the last payment preceding the death of his Provisional Payee. In any event, the Provisional Payee shall commence receipt of such Retirement Income no later than what would have been the former Employee's Normal Retirement Date.

         7.8      Limitations on Employee's and Provisional Payee's benefits

         (a) With respect to an Employee who does not elect a single life annuity, the limitation on benefits imposed under Article VI shall be applied as if such Employee had elected a benefit in the form of a single life annuity.

         (b) With respect to a Provisional Payee, the limitations on benefits imposed under Article VI shall be applied consistent with paragraph (a) above prorated to provide a limitation equal to or one-half of the Employee's limitation as appropriate in accordance with annuity form of benefit elected by the Employee.

         7.9 Effect of election under Article VII7.9 Effect of election under
Article VII. An election of payment or a deemed election of payment in accordance with this Article VII shall be in lieu of any other form or method of payment of Retirement Income.

         7.10 Effects of change in retirement at Early Retirement Date7.10 Effects of change in retirement at Early Retirement Date.

         (a) Notwithstanding any other provision of this Article VII with the exception of paragraphs one and two of Section 7.4(c), with respect to Employees who have an Hour of Service on or after January 1, 1996 and who (1) are not covered by the terms of a collective bargaining agreement or (2) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)."

         (b) Notwithstanding Sections 7.4 and 7.7 and subject to paragraph (a) above, if an Employee who has an Hour of Service on or after January 1, 1996 and who (1) is not covered by the terms of a collective bargaining agreement or (2) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan and (3) dies after attaining his fiftieth (50th) birthday but before attaining his fifty-fifth (55th) birthday, his Provisional Payee shall commence receipt of Retirement Income on or after January 1, 1997, provided the Employee's Provisional Payee is alive and proof of the Employee's death satisfactory to the Retirement Board (or its delegee) is received. Notwithstanding the preceding sentence, with respect to Section 7.7, the Provisional Payee may elect to defer receipt of Retirement Income to the first day of any month following the date the Employee would have attained his fiftieth (50th) birthday but not beyond what would have been such Employee's Normal Retirement Date.

         (c) Subject to paragraph (a) above except for the requirement that an Employee have an Hour of Service on or after January 1, 1996, the Provisional Payee of any Employee described in Section 7.4(c) or in Section 7.7 who (1) is not covered by the terms of a collective bargaining agreement or (2) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan shall commence receipt of Retirement Income upon the first day of the month after the Employee would have attained his fiftieth (50th) birthday. For purposes of the preceding sentence only, the requirement in Section 7.7 that a former Employee terminate service with the Employing Company on or after January 1, 1989 should be disregarded to allow the Provisional Payee of any former Employee to be eligible to commence receipt of Retirement Income as provided in such sentence.

         7.11 Commencement of new optional forms of payment7.11 Commencement of new optional forms of payment. The options for payment described in Sections 7.1(c) and (d) and Sections 7.6(c) and (d) may be elected only for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan.

         7.12     Special form of benefit for former Employees

         (a) With respect to any Employee who has an Hour of Service on or after January 1, 1996 and who (1) is not covered by the terms of a collective bargaining agreement or (2) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan (3) terminates employment with such Employing Company in 1996 and (4) has attained his fiftieth (50th) birthday but not his fifty-fifth (55th) birthday as of his termination of employment, such Employee shall be eligible to elect the special form of benefit described in the next following paragraph which election must be made in the form of a written Qualified Election.

         (b) This special form of benefit shall only commence on January 1, 1997 and shall be comprised of two components consisting of a lump sum and a single life annuity as described in paragraphs (1) and (2) below.

                  (1) Annuity Component: A reduced amount of Retirement Income payable to the former Employee for his lifetime determined as if he had elected to retire as of the first of the month following the date such former Employee terminated from employment.

                  (2) Lump Sum Component: A lump sum payment equal to the difference between paragraphs (A) and (B) below:

                           (A) the lump sum amount which is the Actuarial Equivalent of a single life annuity payable to the former Employee determined as if the former Employee had elected such single life annuity to commence as of January 1, 1997, and

                           (B) the lump sum amount which is the Actuarial Equivalent of the payment described in paragraph (1) above.

                  (3) With respect to paragraph (1) above, if the annuity component is payable to the former Employee for his lifetime, he may elect to have his Retirement Income adjusted upwards in an amount which will make his Retirement Income payable up to age sixty-five (65) equal, as nearly as may be, to the amount of his Federal primary Social Security benefit (primary old age insurance benefit) estimated to become payable after age sixty-five (65), computed as of the first of the month following the date the former Employee terminated employment, plus a reduced amount, if any, of Retirement Income actuarially determined to be payable after age sixty-five (65). The Federal primary Social Security benefit used in calculating the former Employee's Retirement Income payable under the Plan shall be determined by using the salary history of the former Employee during his employment with any Affiliated Employer, as calculated in accordance with Section 5.4.

         (c) Notwithstanding paragraph (b) above, with respect to this form of benefit, a former Employee may elect, in lieu of receiving the annuity component as a single life annuity, to receive his benefit in a manner similar to the forms of payment described in Section 7.1(a), (b), (c), or (d). If one of these alternatives is elected, the annuity and lump sum component will be adjusted as follows:

                  (1)      Alternative 1

                           (A) Annuity Component: The form of payment described in Section 7.1(a) but which is calculated based on eighty percent (80%) of the single life annuity provided in paragraph (b)(1) above.

                           (B) Lump Sum Component: A lump sum equal to eighty percent (80%) of the amount provided in paragraph (b)(2) above.

                  (2)      Alternative 2

                           (A) Annuity Component: The form of payment described in Section 7.1(b) but which is calculated based on ninety percent (90%) of the single life annuity provided in paragraph (b)(1) above.

                           (B) Lump Sum Component: A lump sum equal to ninety percent (90%) of the amount provided in paragraph (b)(2) above.

                  (3)      Alternative 3

                           (A) Annuity Component: The form of payment described in Section 7.1(c) but which is calculated based on seventy-five percent (75%) of the single life annuity provided in paragraph (b)(1) above.

                           (B) Lump Sum Component: A lump sum equal to seventy-five percent (75%) of the amount provided in paragraph (b)(2) above.

                  (4)      Alternative 4

                           (A) Annuity Component: The form of payment described in Section 7.1(d) but which is calculated based on eighty-eight percent (88%) of the single life annuity provided in paragraph (b)(1) above.

                           (B) Lump Sum Component: A lump sum equal to eighty-eight percent (88%) of the amount provided in paragraph (b)(2) above.

                            Article VIII

                             Termination of Service

         8.1 Vested interest8.1 Vested interest. If an Employee included in the Plan terminates for any reason other than death or retirement as provided by
Article III, and if such Employee has had at least five (5) Vesting Years of Service with any Affiliated Employer, whether or not Accredited Service, he will be entitled to receive, commencing at Normal Retirement Date (except as provided in Section 8.2 and subject to the provisions of Section 7.6) Retirement Income equal to his Accrued Retirement Income at the date of the termination of such service, provided that he makes application to the Retirement Board (or its delegee) for the payment of such Retirement Income. If proper application for payment of Retirement Income shall not be received by the Retirement Board (or its delegee) by the April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2 and the whereabouts of the Employee cannot be determined by the Retirement Board (or its delegee), Retirement Income shall be paid to the Employee's Provisional Payee, if any, and if surviving and the whereabouts known to the Retirement Board (or its delegee), or applied in such other manner as the Retirement Board shall deem appropriate. The payment of Retirement Income pursuant to this provision shall completely discharge all liability of the Retirement Board (or its delegee), the Employer, and the Trustee or other payor to the extent of the payments so made. If such Employee terminates with less than five (5) Vesting Years of Service with any Affiliated Employer, he shall immediately forfeit any Accrued Retirement Income under the Plan based upon his service prior to such termination.

         8.2 Early distribution of vested benefit8.2 Early distribution of vested benefit. If an Employee terminates from service before his fifty-fifth
(55th) birthday and is entitled to receive in accordance with Section 8.1 Retirement Income commencing at his Normal Retirement Date and at the time his service terminated he had at least ten (10) Years of Accredited Service, he may, in lieu of receiving payment of such Retirement Income commencing at Normal Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month after his fifty-fifth (55th) birthday but preceding his Normal Retirement Date in an amount equal to his Accrued Retirement Income at the date of termination of his service actuarially reduced in accordance with reasonable actuarial assumptions adopted by the Retirement Board. An election pursuant to this Section 8.2 to have Retirement Income commence prior to Normal Retirement Date shall be made on a prescribed form and shall be filed with the Retirement Board (or its delegee) at least thirty (30) days before Retirement Income is to commence.

         Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph. If any such Employee commences receipt of his Retirement Income after attaining age fifty (50) but before attaining age fifty-five (55), the Employee's Retirement Income shall be determined as in the preceding paragraph including an additional reduction of one-third of one percent (0.33%) for each calendar month by which the commencement date precedes the first day of the month following such Employee's attainment of his fifty-fifth (55th) birthday.

         8.3 Years of Service of reemployed Employees8.3 Years of Service of reemployed Employees. If an Employee whose service terminates is again employed by an Affiliated Employer as an Employee, his Years of Service with any Affiliated Employer and his Accredited Service immediately prior to the termination of his service shall be treated as provided in this Section 8.3, subject to the provisions of Section 8.4.

         (a) If at the time of his reemployment he has not incurred a One-Year Break in Service, his Years of Service with an Affiliated Employer and his Accredited Service will be restored whether or not he is entitled to receive Retirement Income in accordance with Section 8.1.

         (b) If at the time of termination of his service he is entitled to receive Retirement Income in accordance with the provisions of Section 8.1, upon his reemployment his Years of Service with an Affiliated Employer immediately prior to the termination of his service shall be restored whether or not he has incurred a One-Year Break in Service.

         (c) If at the time of reemployment he is not entitled to receive Retirement Income in accordance with Section 8.1 and he (1) has incurred less than five (5) consecutive One-Year Breaks in Service or (2) has incurred five
(5) or more consecutive One-Year Breaks in Service, but his Years of Service prior to such One-Year Breaks in Service exceeded the consecutive One-Year Breaks in Service, then upon the completion of one Eligibility Year of Service following his reemployment, provided that if his reemployment date is on or after January 1, 1995, no such Eligibility Year of Service shall be required, his Years of Service with an Affiliated Employer and his Accredited Service prior to the first One-Year Break in Service shall be restored, disregarding any Years of Service with an Affiliated Employer which are not required to be taken into account by reason of any previous One-Year Breaks in Service.

         (d) Years of Service and Accredited Service restored to an Employee in accordance with this Section 8.3 shall be aggregated with Years of Service and Accredited Service to which the Employee may be entitled after his reemployment. If, however, the Minimum Retirement Income so determined for the Employee upon his subsequent retirement or termination of service shall be less than the aggregate of: (1) his Minimum Retirement Income, if any, determined in respect of the period ending with his prior termination of service, and (2) his Minimum Retirement Income determined in respect of the period after his reemployment, the aggregate of such Minimum Retirement Incomes shall be deemed to be his Minimum Retirement Income upon such subsequent retirement or termination of service. In any event, his Retirement Income, however computed, shall be reduced by the Actuarial Equivalent of any Retirement Income he received with respect to his prior period of employment.

         8.4 Cash-out and buy-back8.4 Cash-out and buy-back. (a) Notwithstanding any other provision of this Plan, if the present value of Accrued Retirement Income of an Employee whose service terminates for any reason other than transfer to an Affiliated Employer or retirement under Article III is not more than $3,500 (or such greater amount as permitted by the regulations prescribed by the Secretary of the Treasury), the present value of the Employee's Accrued Retirement Income shall be paid in a lump sum, in cash, to such terminated Employee. The present value of the Accrued Retirement Income shall be calculated as of the date of distribution of the lump sum applying the Applicable Interest Rate as defined in Section 8.5(c). For purposes of this Section 8.4, if the present value of the Employee's vested Accrued Retirement Income is zero, the Employee shall be deemed to have received a distribution of such vested Retirement Income.

         (b) A terminated Employee who has been paid a lump sum of the present value of his Accrued Retirement Income in accordance with paragraph (a) above shall not be entitled to repay this amount to the Trust. If such terminated Employee is subsequently reemployed and attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, the Employee shall receive Retirement Income based on all Accredited Service, including Accredited Service earned prior to reemployment, but reduced by the Actuarial Equivalent of the lump sum payment made in accordance with paragraph (a).

         8.5 Calculation of present value for cash-out of benefits and for determining amount of benefits8.5 Calculation of present value for cash-out of benefits and for determining amount of benefits.

         (a) This Section 8.5 shall apply to all distributions from the Plan and from annuity contracts purchased to provide Accrued Retirement Income other than distributions described in Section 1.417-1T(e)(3) of the income tax regulations issued under the Retirement Equity Act of 1984.

         (b) (1) For purposes of determining whether the present value of (A) an Employee's vested accrued benefit; (B) a qualified joint and survivor annuity, within the meaning of Section 417(b) of the Code; or (C) a qualified preretirement survivor annuity within the meaning of Section 417(c)(1) of the Code exceeds $3,500, the present value of such benefits or annuities shall be calculated by using an interest rate no greater than the Applicable Interest Rate.

                  (2) In no event shall the present value of any such benefit or annuity determined under this Section 8.5(b) be less than the present value of such benefits or annuities determined using the Applicable Interest Rate.

                  (3) In no event shall the amount of any benefit or annuity determined under this Section 8.5 exceed the maximum benefit permitted under Section 415 of the Code.

         (c) For purposes of this Section 8.5, "Applicable Interest Rate" shall be calculated by using the annual rate of interest on 30-year Treasury securities for the month of November in the Plan Year which precedes the Plan Year in which such present value is determined and by using the prevailing commissioners' standard table used to determine reserves for group annuity contracts in effect on the date as of which the present value is being determined.

         8.6 Retirement Income under Prior Plans8.6 Retirement Income under Prior Plans. Any person entitled to receive Retirement Income as a former Employee under the Prior Plans shall only be entitled to receive Retirement Income in accordance with the provisions of such Prior Plan in effect at the time his service was terminated, except that any such person whose service terminated prior to January 1, 1976:

         (a) with at least twenty (20) years of Accredited Service may elect to receive Retirement Income commencing prior to his Normal Retirement Date in accordance with Section 8.2;

         (b) who shall have returned to the employment of an Employing Company, whether before or after January 1, 1976, and shall be an Employee who is entitled to receive Retirement Income in respect of his Accredited Service after January 1, 1976, his years of Accredited Service under the Prior Plans with respect to his service before January 1, 1976, shall, for the purpose of calculating his Minimum Retirement Income, be aggregated with his years of Accredited Service after his reemployment. His Accrued Retirement Income to the date of termination of his service payable in accordance with the Prior Plans as a former Employee shall be treated as Prior Plan Retirement Income and his Years of Service prior to the date of termination of his service shall be restored to his credit. It shall be a condition of the treatment provided for in this paragraph (b) that: (1) the Employee rescind any election of payment and designation of a Provisional Payee which he shall have made under the Prior Plan and which shall be in effect at the time of his return to the employment of an Employing Company and (2) if he is receiving Retirement Income, his Retirement Income shall cease during his period of employment and any Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment.

         8.7 Requirement for Direct Rollovers8.7Requirement for Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article VIII, a Distributee may elect on a prescribed form to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         (a)      Definitions

                  (1)      Eligible Rollover Distribution

                  An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                           (A) any distribution that is one of a series of
                  substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's spouse, or for a specified period of 10 years or more;

                           (B) any distribution to the extent such distribution is required under Code Section 401(a)(9); and

                           (C) the portion of any distribution that is not
                  includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (2)      Eligible Retirement Plan

                  An Eligible Retirement Plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution for a Provisional Payee, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (3)      Distributee

                  A Distributee includes an Employee or former Employee. In addition, a Distributee includes the Employee's or former Employee's spouse who is an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

                  (4)      Direct Rollover

                  A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                              Article IXArticle IX

                                  Contributions

         9.1 Contributions generally9.1Contributions generally. All contributions necessary to provide the Retirement Incomes under the Plan will be made from time to time by or on behalf of the Employing Companies and no contributions will be required of the Employees. All contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI, and if a group annuity contract shall be entered into with a life insurance company ("contract with an insurance company"), contributions may also be made to the insurance company.

         The minimum amount of contributions to be made by or on behalf of the Employing Companies for any Plan Year of the Plan shall be such amount as is required to meet the minimum funding standards of ERISA and any regulations in respect thereto. However, the Employing Companies are under no obligation to make any contributions under the Plan after the Plan is terminated, whether or not Retirement Income accrued or vested prior to the date of termination has been fully funded. All contributions are expressly conditioned upon the deductibility of such contributions by the Employing Companies pursuant to
Section 404 of the Code.

         9.2 Return of Employing Company contributions9.2 Return of Employing Company contributions. All contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust Agreement for the exclusive benefit of those Employees who are participants under the Plan, including former Employees and their beneficiaries, and shall be applied to provide benefits under the Plan and to pay expenses of administration of the Plan and Trust, to the extent that such expenses are not otherwise paid. At no time prior to the satisfaction of all liabilities with respect to such Employees and their beneficiaries shall any part of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of such Employees and their beneficiaries. However, notwithstanding the provisions of this Section 9.2:

         (a) If a contribution is conditioned upon the deductibility of the contributions under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall upon written request of an Employing Company, return the contribution (to the extent disallowed) to such Employing Company within one year after the date the deduction is disallowed.

         (b) If a contribution or any portion thereof is made by an Employing Company by a mistake of fact, the Trustee shall, upon written request of such Employing Company, return the contribution or such portion to the Employing Company within one year after the date of payment to the Trustee.

         The amount which may be returned to an Employing Company under this
Section 9.2, is the excess of (a) the amount contributed over (b) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution shall not be returned to such Employing Company, but losses attributable thereto shall reduce the amount to be so returned.

         (c) If permitted under Federal common law, the Employing Company may recover any other contributions to the Plan or payments to any other entity to the extent such contributions or payments unjustly enrich or otherwise gratuitously benefit such entity.

         9.3 Expenses9.3 Expenses. Prior to termination of the Plan, all investment expenses (including brokerage costs, transfer taxes, shipping expenses, and charges of correspondent banks of the Trustee) and any taxes which may be levied against the Trust shall be charged to the Trust. All other expenses prior to the termination of the Plan shall either be paid by the Employing Companies or charged to or reimbursed by the Trust, as determined in the discretion of The Southern Company Pension Fund Investment Review Committee. After the termination of the Plan, all expenses shall be levied against the Trust and shall be charged to the Trust.

                               Article X

                             Administration of Plan

          10.1 Retirement Board The general administration of the Plan shall be placed in a Retirement Board of six (6) members who shall be appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors.

         10.2 Organization and transaction of business of Retirement Board10.2 Organization and transaction of business of Retirement Board. Any person appointed a member of the Retirement Board shall signify his acceptance by filing written acceptance with the Board of Directors. Any member of the Retirement Board may resign by delivering his written resignation to the Board of Directors, and such resignation shall become effective at delivery or at any later date specified therein.

         The members of the Retirement Board shall elect a Chairman from their number, and a Secretary who may be but need not be one of the members of the Retirement Board, and shall designate an actuary to act in actuarial matters relating to the Plan. They may appoint from their number such committees with such powers as they shall determine, may authorize one or more of their number or any agent to make any payment in their behalf, or to execute or deliver any instrument except that a requisition for funds from the Trustee shall be signed by two (2) members of the Retirement Board unless the Retirement Board determines in writing to delegate such requisition authority.

         The Retirement Board shall hold meetings upon such notice, at such place or places, and at such time or times as they may from time to time determine.

         A majority of the members of the Retirement Board at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Retirement Board at any meeting shall be by the vote of a majority of the Retirement Board at the time in office. Any determination or action of the Retirement Board may be made or taken without a meeting by a resolution or written memorandum concurred upon by a majority of the members then in office.

         No member of the Retirement Board who is also an Employee of an Employing Company shall receive any compensation from the Plan for his service as such. No bond or other security need be required of any member in any jurisdiction except as may be required by ERISA.

          10.3   Administrative   responsibilities   of  Retirement   Board  The
     Retirement Board, in addition to the functions and duties provided for elsewhere in the

Plan, shall have exclusive discretionary authority for the following:

         (a)      construing and interpreting the Plan;

          (b)  determining  all  questions  affecting  the  eligibility  of  any
     Employee,   retired  Employee,  former  Employee,   Provisional  Payee,  or
     alternate payee;

          (c) determining all questions affecting the amount of the benefit payable hereunder;

          (d) ascertaining the persons to whom benefits shall be payable under the provisions hereof;

          (e) to the extent provided in the Plan, authorizing and directing disbursements of benefits from the Plan;

          (f) making final and binding determinations in connection with any questions of fact which may arise regarding the operation of the Plan;

         (g) making such rules and regulations with reference to the operation of the Plan as it may deem necessary or advisable, provided that such rules and regulations shall not be inconsistent with the express terms of the Plan or ERISA;

          (h) prescribing such procedures and adopting such forms as it determines necessary under the terms of the Plan; and

         (i)      reviewing such denials of claims for benefits as may arise.

         Any action by the Retirement Board under this Section 10.3 shall be binding and conclusive. To the extent that the Retirement Board delegates any of the foregoing duties or functions to another party, the Retirement Board retains the ultimate authority to act in accordance with this Section 10.3.

         10.4 Retirement Board, the "Administrator"10.4 Retirement Board, the "Administrator. For the purposes of compliance with the provisions of ERISA, the Retirement Board shall be deemed the "administrator" of the Plan as that term is defined in ERISA, and the Retirement Board shall be, with respect to the Plan, a "named fiduciary" as that term is defined in ERISA. For the purpose of carrying out its duties, the Retirement Board may, in its discretion, allocate responsibilities under the Plan among its members and may, in its discretion, designate in writing, as set forth in the records of the Retirement Board, persons other than members of the Retirement Board to carry out such responsibilities of the Retirement Board under the Plan as it may see fit.

         10.5 Fiduciary responsibilities10.5 Fiduciary responsibilities. It is intended, that to the maximum extent permitted by ERISA, each person who is a "fiduciary" with respect to the Plan as that term is defined in ERISA shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and the Trust or other funding medium, as shall each person designated by any fiduciary to carry out any fiduciary responsibility with respect to the Plan, the Trust or other funding medium and no fiduciary or other person to whom fiduciary responsibilities are allocated shall be liable for any act or omission of any other fiduciary or of any other person delegated to carry out any fiduciary or other responsibility under the Plan or the Trust or other funding medium.

         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan and any fiduciary with respect to the Plan may serve as a fiduciary with respect to the Plan in addition to being an officer, employee, agent, or other representative of a "party in interest" as that term is defined in ERISA.

         10.6 Employment of actuaries and others10.6 Employment of actuaries and others. The Retirement Board may employ such "enrolled actuaries" and independent "qualified public accountants" as such terms are defined in ERISA, legal counsel (who may be of counsel to an Employing Company), other specialists, and other persons as the Retirement Board deems necessary or desirable in connection with the administration of the Plan. The Retirement Board and any person to whom it may delegate any duty or power in connection with the administration of the Plan, an Employing Company, and the officers and directors thereof shall be entitled to rely conclusively upon and shall be fully protected in any action omitted, taken, or suffered by them in good faith in reliance upon any enrolled actuary, independent qualified public accountant, counsel, or other specialist or other person selected by the Retirement Board or in reliance upon any tables, evaluations, certificates, opinions, or reports which shall be furnished by any of them or by the Trustee or any insurance company. Any action so taken, omitted, or suffered in accordance with the provisions of this Section 10.6 shall be conclusive upon each Employee, former Employee, and Provisional Payee covered under the Plan.

         10.7 Accounts and tables10.7 Accounts and tables. The Retirement Board shall maintain accounts showing the fiscal transactions of the Plan, and shall keep in convenient form such data as may be necessary for actuarial valuations with respect to the operation and administration of the Plan. The Retirement Board shall annually report to the Board of Directors and provide a reasonable summary of the financial condition of the Trust and the operation of the Plan for the past year, and any further information which the Board of Directors may require. In addition, the Retirement Board shall annually report to the Compensation and Management Succession Committee of The Southern Company Board of Directors and provide a reasonable summary about significant matters concerning the operation of the Plan and the adoption of any amendments not otherwise required to be recommended by such Committee in accordance with
Section 13.1.

         The Retirement Board may, with the advice of an enrolled actuary, adopt from time to time mortality and other tables as it may deem necessary or appropriate for use in calculating benefits under the Plan.

         10.8 Indemnity of members of Retirement Board10.8 Indemnity of members of Retirement Board. To the extent not compensated for by any applicable insurance, the Employing Companies shall indemnify and hold harmless each member of the Retirement Board and each Employee of the Employing Companies designated by the Retirement Board to carry out any fiduciary responsibility with respect to the Plan from any and all claims, loss, damages, expense (including counsel fees approved by the Board of Directors) and liability (including any amount paid in settlement with the approval of the Board of Directors) arising from any act or omission of such member or Employee designated by the Retirement Board in connection with the Plan or the Trust, except where the same is determined by the Board of Directors or is judicially determined to be due to a failure to act in good faith or is due to the gross negligence or willful misconduct of such member or Employee. No assets of the Plan may be used for any such indemnification.

         10.9 Areas in which the Retirement Board does not have responsibility10.9 Areas in which the Retirement Board does not have responsibility. The Retirement Board shall not have responsibility with respect to control or management of the assets of the Plan. The Trustee or an insurance company, if funds of the Plan shall be held by an insurance company, shall have the sole responsibility for the administration of the assets of the Plan as provided in the Trust Agreement or contract with an insurance company, except to the extent that an "Investment Manager," as that term is defined in ERISA, appointed by the Board of Directors upon recommendation of the Pension Fund Investment Review Committee of The Southern Company System shall have responsibility for the management of the assets of the Plan, or some part thereof, including the power to acquire and dispose of the assets of the Plan, or some part thereof.

         The responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA shall be that of the Pension Fund Investment Review Committee of The Southern Company System.

         10.10 Claims procedures10.10 Claims Procedures. Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor from time to time in effect, the Retirement Board (or its delegee) shall:

         (a) provide adequate notice in writing to any Employee, former Employee, retired Employee, or Provisional Payee (each being hereinafter in the paragraph referred to as "participant") whose claim for benefit under the Plan has been denied, setting forth specific reasons for such denial, written in a manner calculated to be understood by such participant; and

         (b) afford a reasonable opportunity to any participant whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

                              Article XIArticle XI

                               Management of Trust

         11.1     Trust1

 All assets of the Plan shall be held as a special trust for use in accordance with the Plan.

         The funds of the Plan shall be held by a Trustee in trust or held by a life insurance company in accordance with the provisions of a contract with such insurance company entered into by the Trustee or the Employer. The Trust Agreement and contract with an insurance company may from time to time be amended in the manner therein provided.

         11.2 Disbursement of the Trust Fund11.2 Disbursement of the Trust Fund. Subject to the provisions of the Trust Agreement or contract with an insurance company the Retirement Board shall determine the manner in which the funds of the Plan shall be disbursed pursuant to the Plan, including the form of voucher or warrant to be used in making disbursements and the due qualification of persons authorized to approve and sign the same. The responsibility for the retention and investment of funds held by the Trustee shall lie with the Trustee and not with the Retirement Board, and the responsibility for the retention and investment of funds held by an insurance company shall lie with the insurance company and not with the Retirement Board. However, if in accordance with a Trust Agreement forming a part of the Plan (including any pooled trust agreement in which a trust forming a part of the Plan participates) a contract with an insurance company shall be held by the Trustee as an investment of the Trust, directions may be given from time to time to the Trustee by the Board of Directors or such committee, person, or persons as may be specified in the Trust Agreement to transfer funds of the Trust to the life insurance company which issued such contract or to transfer funds from the life insurance company to the Trustee, as the case may be.

         11.3 Rights in the Trust11.3 Rights in the Trust. Under no circumstances shall amounts of money or other things of value contributed by the Employing Companies to the Plan, or any part of the corpus or income of the Trust held by the Trustee under the Plan, be recoverable by the Employing Companies from the Trustee or from any Employee, retired Employee, former Employee, or Provisional Payee, or be used for, or diverted to, purposes other than for the exclusive benefit of the Employees, retired Employees, former Employees, and Provisional Payees covered hereunder; provided, however, that, if after satisfaction of all liabilities of the Trust with respect to Employees, retired Employees, former Employees, and Provisional Payees under the Plan, there is any balance remaining, the Trustee shall return such balance to the Employing Companies. Notwithstanding the above, upon the approval of the Internal Revenue Service or the enactment or promulgation of any laws or regulations by any governmental authority, the Employing Companies shall be authorized to rededicate all or a portion of the assets allocated to fund Retirement Income under the Plan to the separate account to fund medical benefits under Article XV of the Plan.

         11.4 Merger of the Plan11.4 Merger of the Plan. The Plan shall not be merged or consolidated with, or any of its assets or liabilities transferred to, any other plan, unless each Employee included in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan then terminated).

                             Article XIIArticle XII

                             Termination of the Plan

         12.1 Termination of the Plan12.1 Termination of the Plan. The Plan may be terminated at any time by action of the Board of Directors in accordance with the amendment procedures provided in Section 13.1. Upon such termination or partial termination all Accrued Retirement Income of Employees to the date of such termination, to the extent then funded, shall become nonforfeitable and the assets of the Plan which have not previously been allocated to provide Retirement Income shall then be paid out to Employees, retired Employees, former Employees, and Provisional Payees in accordance with the applicable requirements of ERISA and regulations thereunder governing termination of "employee pension benefit plans" as defined in ERISA. If after satisfaction of all liabilities, as provided above, there is any balance remaining in the Trust, the Trustee shall return such balance to the Employing Companies.

         To the extent permitted by law, subject to the foregoing limitations, such remaining assets shall be allocated among all persons in the following categories for whom such Retirement Income or other benefits have not previously been provided, namely, (a) Employees who have been retired under the Plan, (b) Employees who at the date of termination of the Plan are included in the Plan,
(c) former Employees who at the date of the termination of their employment were entitled to payment of Retirement Income in accordance with Article VIII, and
(d) former Employees who have transferred to an Affiliated Employer. Retirement Income already purchased under any contract with an insurance company will be payable in accordance with the provisions of that contract.

         12.2 Limitation on benefits for certain highly paid employees12.2 Limitation on benefits for certain highly paid employees.

         (a) The annual payments to an Employee described in paragraph (b) below shall not exceed an amount equal to the payments that would be made to or on behalf of such Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Retirement Income and the Employee's other benefits under this Plan (other than a Social Security supplement) and any Social Security supplement that the restricted Employee is entitled to receive. The restrictions in this paragraph (a) do not apply, however, if:

                  (1) after payment to an Employee described in paragraph (b) of all benefits payable to such Employee under this Plan, the value of this Plan's assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(c)(7), or

                  (2) the value of the benefits payable to such Employee under this Plan for an Employee described in paragraph (b) below is less than 1% of the value of current liabilities before distribution.

         (b) The Employees whose benefits are restricted on distribution include all highly compensated employees and highly compensated former employees (as such terms are defined in Treasury Regulation Section 1.401(a)(4)-12); provided, however, that Employees whose benefits are subject to restriction under this
Section 12.2 shall be limited to only those Employees who in the current or in any previous Plan Year were one of the 25 non-excludable Employees of the Affiliated Employers with the greatest compensation from such Affiliated Employers.

                            Article XIIIArticle XIII

                              Amendment of the Plan

         13.1     Amendment of the Plan

         (a) The Plan may be amended or modified at any time by the Board of Directors pursuant to its written resolutions to among other things (but without limiting the scope of the Board of Directors' authority) implement collectively bargained agreements, provide non-collectively bargained Employees those benefits granted collectively bargained Employees or such other benefits not granted collectively bargained Employees, change plan distribution options and the timing of distributions, provide for administrative efficiency, make any changes necessary or desirable to make the contributions to the Trust eligible for tax deductions, make the income of the Trust exempt from taxation, or bring the Plan into conformity or compliance with ERISA, the Code, or with other governmental regulations. Notwithstanding the foregoing, amendments or modifications which substantially increase on an on-going basis the contributions required under Article IX for any Employing Company or which significantly increase or decrease the future opportunity for Accrued Retirement Income for Employees of any Employing Company will be made by the Board of Directors, only after recommendation to and approval by the Compensation and Management Succession Committee of The Southern Company Board of Directors.

         (b) Notwithstanding paragraph (a) above, no amendment shall be made which has the effect of decreasing the Accrued Retirement Income of any Employee, retired Employee, former Employee, or Provisional Payee as provided under the limitations of Section 411(d)(6) of the Code.

                             Article XIV

                               Special Provisions


         14.1 Exclusive benefit14.1 Exclusive benefit. The Employing Companies intend that the Plan (including the Trust forming a part thereof) be a pension plan maintained for the exclusive benefit of its Employees and their beneficiaries subject to Section 11.3, as provided for in Section 401 of the Code, and as may be provided for in any similar provisions of subsequent revenue laws, and that the Trust shall qualify as an employees' trust which shall be exempt under Section 501(a) of the Code, and any similar provisions of subsequent revenue laws, as a trust forming part of such a plan.

         14.2 Assignment or alienation14.2 Assignment or alienation. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment (either at law or in equity), pledge, encumbrance, charge, garnishment, levy, execution, or other legal or equitable process and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, levy, execute, or enforce other legal or equitable process against the same shall be void, nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit.

         If any Employee, former Employee, or retired Employee, or any Provisional Payee under the Plan is adjudicated bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit under the Plan or if any action shall be taken which is in violation of the provisions of the immediately preceding paragraph, then such benefit shall cease and terminate and in that event the Retirement Board shall hold or apply the same or any part thereof to or for the benefit of such Employee, former Employee, retired Employee, or Provisional Payee in such manner as the Retirement Board may think proper.

         Notwithstanding the above, the Retirement Board and Trustee shall comply with any "domestic relations order" (as defined in Section 414(p)(1)(B) of the Code) which is a "qualified domestic relations order" satisfying the requirements of Section 414(p) of the Code. The Retirement Board shall establish procedures for (a) notifying Employees and alternate payees who have or may have an interest in benefits which are the subject of domestic relations orders, (b) determining whether such domestic relations orders are qualified domestic relations orders under Section 414(p) of the Code, and (c) distributing benefits which are subject to qualified domestic relations orders.

         14.3 Voluntary undertaking14.3 Voluntary undertaking. This Plan is strictly a voluntary undertaking on the part of the Employing Companies and shall not be deemed to constitute a contract between the Employing Companies or any other company and any Employee or to be a consideration for, or an inducement or condition of, the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of an Employing Company or to interfere with the right of the Employing Companies to discharge any Employee at any time. Inclusion under the Plan will not give any Employee or Provisional Payee any right or claim to a Retirement Income except to the extent such right is specifically fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee or of any insurance company which may hold funds of the Plan.

         14.4 Top-Heavy Plan requirements14.4 Top-Heavy Plan requirements. For any Plan Year the Plan shall be determined to be a Top-Heavy Plan, the Plan shall provide the following:

         (a)      the minimum benefit requirement of Section 14.6; and

         (b)      the vesting requirement of Section 14.7.

         14.5     Determination of Top-Heavy status

         (a) The Plan shall be determined to be a "Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Retirement Income or the Aggregate Accounts of all Employees entitled to participate in this Plan and any Plan of an Aggregation Group.

         (b) The Accrued Retirement Income of a Non-Key Employee shall be determined under the accrual method under the Plan.

         (c) The Plan shall be determined to be a "Super Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan in an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Retirement Income or the Aggregate Accounts of all Employees entitled to participate in this Plan and any plan of an Aggregation Group.

         For purposes of Sections 14.5(a) and 14.5(b), if any Employee is a Non-Key Employee for any Plan Year, but such Employee was a Key Employee for any prior Plan Year, such Employee's Present Value of Accrued Retirement Income and/ or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, if an Employee or former Employee has not performed any services for an Employing Company or any Affiliated Employer maintaining the Plan or Prior Plans at any time during the five (5) year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Retirement Income for such Employee or former Employee shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan.

         (d) An Employee's "Aggregate Account" as of the Determination Date shall be determined under applicable provisions of the defined contribution plan used in determining Top-Heavy status.

         (e) An "Aggregation Group" shall mean either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                  (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Affiliated Employers in which a Key Employee is a participant, and each other plan of the Affiliated Employers which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                  In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Aggregation Group is not a Top-Heavy Group.

                  (2) Permissive Aggregation Group: The Affiliated Employers may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) or
         410. Such group shall be known as a Permissive Aggregation Group.

         In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. A plan that is not part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a Top-Heavy Plan even if the Permissive Group is a Top-Heavy Group.

                  (3) Only those plans of the Affiliated Employers in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top-Heavy Plans.

         (f) The "Determination Date" shall mean with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

         (g) A "Key Employee" shall mean any Employee or former Employee (and his beneficiaries) who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is:

                  (1) an officer of the Affiliated Employers having an annual compensation from the Affiliated Employers greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year. For purposes of this Section 14.5(g)(1), only those employers which are incorporated shall be considered as having officers, and no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers. Annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Affiliated Employers pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125,
         Section 402(a)(8), Section 402(h), or Section 403(b) of the Code.

                  (2) one of the ten (10) Employees (A) having annual compensation from the Affiliated Employers greater than the limitation in effect under Code Section 415(c)(1)(A) and (B) owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Affiliated Employers. For purposes of this Section 14.5(g)(2), if two (2) Employees have the same interest in the Affiliated Employers, the Employee having the greater annual compensation from the Affiliated Employers shall be treated as having a larger interest.

                  (3) a "five-percent owner" of the Affiliated Employers. The term "five-percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Affiliated Employers or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Affiliated Employers. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers.

                  (4) a "one-percent owner" of the Affiliated Employers having an annual compensation from the Affiliated Employers of more than $150,000. The term "one-percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Affiliated Employers or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Affiliated Employers. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers. However, in determining whether an individual has compensation of more than $150,000, compensation from each employer required to be aggregated under Code Sections 414(b),
         (c), and (m) shall be taken into account.

          (h) A "Non-Key Employee" shall mean any Employee who is not a Key Employee as defined in Section 14.5(g).

          (i) An Employee's "Present Value of Accrued Retirement Income" shall mean as of the Determination Date, the sum of the following:

                  (1) the Present Value of his Accrued Retirement Income as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date.

                  (2) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that such distributions are already included in the Employee's Present Value of Accrued Retirement Income as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted.

                  (3) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to qualified deductible employee contributions shall not be considered to be a part of the Employee's Present Value of Accrued Retirement Income.

                  (4) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Employee's Present Value of Accrued Retirement Income. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Employee's Present Value of Accrued Retirement Income.

                  (5) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Employee's Present Value of Accrued Retirement Income, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

          (j) A "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

          (1) the Present Value of Accrued Retirement Income of Key Employees under all defined benefit plans included in that group, and

          (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Employees.

         14.6 Minimum Retirement Income for Top-Heavy Plan Years14.6 Minimum Retirement Income for Top-Heavy Plan Years. Notwithstanding anything herein to the contrary, for any Top-Heavy Plan Year, the minimum Accrued Retirement Income derived from Affiliated Employer contributions for each Non-Key Employee, including benefits accrued in years in which the Plan is not a Top-Heavy Plan, shall equal a percentage of such Non-Key Employee's highest average compensation not less than the lesser of: (a) two percent (2%) multiplied by the Employee's number of Years of Service with the Affiliated Employers, or (b) twenty percent (20%). For purposes of the minimum benefit, an Employee's Years of Service shall exclude (a) Plan Years in which the Plan is not a Top-Heavy Plan, and (b) Years of Service completed prior to January 1, 1984. The minimum benefit required by this Section 14.6 shall be calculated using the Employee's total compensation and expressed in the form of a single life annuity (with no ancillary benefits) beginning at such Employee's Normal Retirement Date. An Employee's average compensation shall be based on the five (5) consecutive years for which the Employee had the highest compensation.

         Notwithstanding the foregoing, in any Plan Year in which a Non-Key Employee is an Employee in both this Plan and a defined contribution plan, and both such plans are Top-Heavy Plans, the Affiliated Employers shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit and the full separate minimum defined contribution plan allocation. Therefore, if a Non-Key Employee is participating in a defined contribution plan maintained by the Affiliated Employers and the minimum allocation under Code Section 416(c)(2) is allocated to the Non-Key Employee under such defined contribution plan, the minimum Accrued Retirement Income provided for above shall not be applicable, and no minimum benefit shall accrue on behalf of the Non-Key Employee. Alternatively, the Affiliated Employers may satisfy the minimum benefit requirement of Code Section 416(c)(1) for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation Section 1.416-1(m-12).

         14.7 Vesting requirements for Top-Heavy Plan Years14.7 Vesting requirements for Top-Heavy Plan Years. Notwithstanding the provisions of Section 8.1, for any Top-Heavy Plan Year, the vested portion of an Employee's Accrued Retirement Income shall be determined on the basis of the Employee's Vesting Years of Service according to the following schedule:

                  Years of Service                          Vested Percentage

                      less than 2                                         0
                             2                                           20
                             3                                           40
                             4                                           60
                             5                                           80
                      6 or more                                         100

The minimum Retirement Income for any Top-Heavy Plan Year shall not be forfeited during any period for which the payment of the Employee's Retirement Income is required to be suspended under Section 5.10 of the Plan.

         If in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the Retirement Board may, in its sole discretion, elect to (a) continue to apply this vesting schedule in determining the vested percentage of an Employee's Accrued Retirement Income or (b) revert to the vesting schedule in effect before the Plan became a Top-Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan. No decrease in an Employee's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year.

         14.8     Adjustments to maximum benefits for Top-Heavy Plans

         (a) In the case of an Employee who is a participant in a defined benefit plan and a defined contribution plan maintained by the Affiliated Employers, and such plans as a group are determined to be Top-Heavy for any limitation year beginning after December 31, 1983, "1.0" shall be substituted for "1.25" in each place it appears in the denominators of Fractions A and B, as set forth in Section 6.5 of the Plan, unless the extra minimum benefit is provided pursuant to Section 14.8(b). Super Top-Heavy Plans shall be required at all times to substitute "1.0" for "1.25" in the denominator of each plan fraction.

         (b) If a Key Employee is a participant in both a defined benefit plan and a defined contribution plan that are both part of a Top-Heavy Group (but neither of such plans is a Super Top-Heavy Plan), the defined benefit and defined contribution fractions set forth in Section 6.5 shall remain unchanged, provided that in Section 14.6 above, "three percent (3%)" shall be substituted for "two percent (2%)" and "twenty percent (20%)" shall be increased by one (1) percentage point (but not more than ten (10) percentage points) for each Year of Service included in the computations under Section 14.6.

         (c) For purposes of this Section 14.8, if the sum of the defined benefit plan fraction and the defined contribution fraction shall exceed 1.0 in any Plan Year for any Employee in this Plan, the Affiliated Employers shall eliminate any amounts in excess of the limits set forth in Section 6.5, pursuant to Section 6.7 of the Plan.

                              Article XVArticle XV

                               New Pension Program

          15.1 Eligibility The following Employees shall be subject to the provisions of this Article XV:

         (a) Employees who (1) are actively employed by an Employing Company on December 31, 1996 but who will not attain their fortieth (40th) birthday on or before January 1, 2002, or (2) are not members of an eligible class of Employees on December 31, 1996 and have not previously participated in the Prior Plans;

         (b) Employees who are actively employed by an Employing Company on December 31, 1996 and elect in accordance with uniform procedures established by the Retirement Board to be subject to the provisions of this Article XV; and

         (c) Employees who (1) are employed or reemployed by an Employing Company on or after January 1, 1997, or (2) rescind a waiver of participation under Section 2.7 on or after January 1, 1997 that was in effect on December 31, 1996.

         (d) Notwithstanding paragraphs (a) through (c) of this Section 15.1, Employees covered by the terms of a collective bargaining agreement shall not participate in the provisions of Article XV unless the bargaining unit representative and the Employing Company have mutually agreed to such participation.

         15.2     Retirement Income payable upon retirement
                  -----------------------------------------

         (a) The monthly Retirement Income payable as a single life annuity to an Employee (or his Provisional Payee) included in the Plan who retires from the service of an Employing Company at his Normal Retirement Date or Deferred Retirement Date (before adjustment for a Provisional Payee designation, if any) after January 1, 1997, subject to the limitations in Article VI, shall be the greater of (1) and (2) below:

                           (1) 1.0% of his Average Monthly Earnings multiplied
                  by his years (and fraction of a year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date; or

                           (2) $25 multiplied by his years (and fraction of a
                  year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date.

         (b) Notwithstanding paragraph (a) above, with respect to an Employee who is actively employed on December 31, 1996, if the Retirement Income provided under Article V as of the earlier of his retirement or termination of employment with an Employing Company or December 31, 2001 would be greater, such Employee shall be entitled to receive such greater Retirement Income upon his retirement or termination of employment with an Employing Company.

         (c) For purposes of paragraph (a) above, with respect to Employees described in Section 15.1(c) the term "Average Monthly Earnings" shall have the same meaning, as provided in Section 1.5 except that the term "five (5) highest Plan Years of participation" shall replace the term "three (3) highest Plan Years of participation" wherever it appears.

         (d) Notwithstanding paragraphs (a) and (b) above, Retirement Income determined with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on his Early Retirement Date had (1) the Employee retired on his Early Retirement Date which would have resulted in the greatest Retirement Income and (2) such Retirement Income commencing on such Early Retirement Date been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

         15.3 Early Retirement Reduction15.3 Early Retirement Reduction. With respect to Employees described in Section 15.1(a) and (b) who retire before their Normal Retirement Date, the monthly amount of Retirement Income provided in Section 15.2 shall be reduced in accordance with Section 5.5. With respect to Employees described in Section 15.1(c), the monthly amount of Retirement Income provided in Section 15.2 shall be reduced in accordance with Section 5.5 except that the term "five-tenths of one percent (0.5%)" shall replace the term "three-tenths of one percent (0.3%)" where it appears in the first paragraph thereof.

         15.4 Transfers from Savannah Electric and Power Company15.4 Transfers from Savannah Electric and Power Company. With respect to an Employee of Savannah Electric and Power Company ("SEPCO") who transfers to an Employing Company in 1997 and who would otherwise be eligible to participate as provided in Section 15.1 except for the fact that he was employed by SEPCO on December 31, 1996, the provisions of this Article XV shall apply.

         15.5 Effect on other Plan provisions15.5Effect on other Plan provisions. To the extent not inconsistent with the provisions of this Article XV, all provisions of the Plan are applicable to Employees described in Section 15.1.

                             Article XVIArticle XVI

                 Special Provisions Concerning Certain Employees
                    of Southern Electric International, Inc.

     16.1 Eligibility and Recognition of Service for Former Employees of Scott Paper Company


         (a) Effective January 1, 1995, notwithstanding any other provision of the Plan to the contrary, with respect to a former, non-collective bargaining unit employee of Scott Paper Company who was employed by Southern Electric International, Inc. as of December 17, 1994 as set forth on Schedule 2.1 of the Employee Transition Agreement entered into by and among Mobile Energy Services Company, Inc., Southern Electric International, Inc. and Scott Paper Company (hereinafter referred to in this Article XVI as the "Scheduled Employee"),

          (1) Such Scheduled Employee shall be eligible to participate in the Plan effective January 1, 1995.

                  (2) Such Scheduled Employee, if and when he attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any other reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Scott Paper Company Pension Plan for Salaried Employees (the "Scott Salaried Plan") which shall be treated as if Accredited Service under this Plan. To calculate such Scheduled Employee's Retirement Income, the Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the Scott Salaried Plan, determined as if he retired from Scott Paper Company at his normal retirement age, as that term is defined in the Scott Salaried Plan on December 17, 1994. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V, Section 8.1 and Section 8.2, as appropriate.

                  (3) For purposes of calculating such Scheduled Employee's Social Security Offset under Section 5.4, the Social Security Offset shall be determined by using the actual salary history of the Scheduled Employee during his employment with any Affiliated Employer, and Scott Paper Company. If the actual salary history is not available from Scott Paper Company, such history shall be estimated in accordance with
         Section 5.4.

                  (4) For vesting purposes, such Scheduled Employee shall be entitled to receive Vesting Years of Service as provided in Section
         1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of vesting service accrued under each defined benefit pension plan maintained by Scott Paper Company in which such Scheduled Employee participated.


         IN WITNESS WHEREOF, the Board of Directors of Southern Company Services, Inc. through its authorized officer has adopted The Southern Company Pension Plan this day of , 1996, to be effective January 1, 1997.




       SOUTHERN COMPANY SERVICES, INC.


       By:      _____________________________________________________
                 C. Alan Martin
                 Vice President





By:      _____________________________________________________
          Tommy Chisholm
          Secretary

         [CORPORATE SEAL]

                                   APPENDIX A

                        THE SOUTHERN COMPANY PENSION PLAN

                    EMPLOYING COMPANIES AS OF JANUARY 1, 1997



                           Alabama Power Company;
                           Georgia Power Company;
                           Gulf Power Company;
                           Mississippi Power Company;
                           Southern Communications Services, Inc.;
                           Southern Company Services, Inc.;
                           Southern Development and Investment Group, Inc.; Southern Energy, Inc.; and
                           Southern Nuclear Operating Company, Inc.

Schedules

         Alabama Power Company

         Georgia Power Company

         Gulf Power Company

         Mississippi Power Company

         Southern Company Services, Inc.

         Southern Nuclear Operating Company, Inc.

FIRST AMENDMENT TO
                              THE SOUTHERN COMPANY
                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997; and

         WHEREAS, the Company wishes to amend the Plan to merge the Employees' Retirement Plan of Savannah Electric and Power Company as amended and restated effective January 1, 1997 and to make other miscellaneous and technical changes; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, effective January 1, 1998, the Company hereby amends the Plan as follows:

                                                        1.

         Section 1.1 is amended by deleting it in its entirety and replacing it with the following:

                  "Accrued Retirement Income" means with respect to any Employee at any particular date, the Retirement Income, determined pursuant to Section 5.1 as may be modified by Article XV or XVII, commencing on his Normal Retirement Date which would be payable to such Employee in the form of a single life annuity on the basis of his Accredited Service to the date as of which the computation of Retirement Income is made.

                                                        2.

         Section 1.16 is amended by adding to the end thereof the following:

                  Notwithstanding the preceding, "Employee" shall not mean any person who is classified by an Employing Company as an independent contractor or a temporary employee (unless such temporary employee is grandfathered pursuant to Section 2.6 of the Plan and 3.07 of the SEPCO Plan) regardless of whether such classification is in error.

                                                        3.

         Section 4.2(e) is amended by deleting it in its entirety and replacing it with the following:

                  Notwithstanding the above, the maximum number of years of Accredited Service with respect to any Employee participating in the Plan shall not exceed forty-three (43), except with respect to Employees eligible under Section 15.1 whose Accredited Service shall not be limited to any maximum number where their benefit is calculated under Section 15.2.

                                                        4.

         Section 4.4 shall be amended by adding the following new paragraph to the end thereof:

                           (f) Notwithstanding any other provisions of this
                  Section 4.4, any Employee who (1) has an initial date of disability on or after January 1, 1998, and (2) is not covered by the terms of a collective bargaining agreement or (3) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to this provision, shall be ineligible for a Disability Leave under this Section 4.4 or such Employee's Disability Leave shall terminate if the Employee has already become eligible if such Employee accepts a benefit under an Employing Company's "career transition plan" or such other severance plan or agreement where such other plan or agreement stipulates that the Employee is ineligible or ceases to be on Disability Leave under this Plan.

                                                        5.

         The second paragraph of Section 5.2 is amended by deleting it in its entirety and replacing it with the following:

                           Any provisions of this Article V to the contrary
                  notwithstanding, Retirement Income determined in accordance with this Article V with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on an earlier Retirement Date which would have resulted in the greatest Retirement Income if such Retirement Income had been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

                                                        6.

         Section 6.1(c)(1) is amended by deleting it in its entirety and replacing it with the following:

                           (1) Affiliated Employer contributions under Code
                  Section 402(g)(3) and any amount contributed by an Employing Company on behalf of an Employer under any Code Section 125 and 457 arrangement prior to January 1, 1998 which are not included in the Employee's gross income for the taxable year in which contributed or Affiliated Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                                                        7.

         The first sentence of Section 8.4(a) is deleted in its entirety and replaced with the following:

                           (a) Notwithstanding any other provision of this Plan,
                  if the present value of Accrued Retirement Income of an Employee whose service terminates for any reason other than transfer to an Affiliated Employer or retirement under Article III is not more than $3,500 for distributions prior to January 1, 1998 or is not more than $5,000 for distributions on or after January 1, 1998 (or such greater amount as permitted by the regulations prescribed by the Secretary of the Treasury), the present value of the Employee's Accrued Retirement Income shall be paid in a lump sum, in cash, to such terminated Employee.

                                                        8.

         Section 14.2 shall be amended to add to the end of the third paragraph thereof the following:

                  In addition, the Retirement Board and Trustee shall permit alienation, assignment or other attachment where otherwise permitted under Code Section 401(a)(13).

                                                        9.

         Section 15.2(d) shall be deleted in its entirety and replaced with the following:

                           (a) Notwithstanding paragraphs (a) and (b) above,
                  Retirement Income determined with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on his earlier Retirement Date had (1) the Employee retired on his earlier Retirement Date which would have resulted in the greatest Retirement Income and (2) such Retirement Income commencing on such earlier Retirement Date been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

                                                        10.

         Section 16.1 shall be deleted in its entirety and replaced with the following:

                                   Article XVI

                 Special Provisions Concerning Certain Employees
                            of Southern Energy, Inc.

        16.1 Eligibility and Recognition of Service for Former Employees.


          (a) Former Scott Paper Company Employees. Effective January 1, 1995, notwithstanding any other provision of the Plan to the contrary, with respect to a former, non-collective bargaining unit employee of Scott Paper Company who was employed by Southern Electric International, Inc. as of December 17, 1994 as set forth on Schedule 2.1 of the Employee Transition Agreement entered into by and among Mobile Energy Services Company, Inc., Southern Electric International, Inc. and Scott Paper Company (hereinafter referred to in this Section 16.1(a) as the "Scott Scheduled Employee"),

                                    (1) Such Scott Scheduled Employee shall be
                           eligible to participate in the Plan effective January 1, 1995.

                                    (2) Such Scott Scheduled Employee, if and
                           when he attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any other reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Scott Paper Company Pension Plan for Salaried Employees (the "Scott Salaried Plan") which shall be treated as if Accredited Service under this Plan. To calculate such Scott Scheduled Employee's Retirement Income, the Scott Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the Scott Salaried Plan, determined as if he retired from Scott Paper Company at his normal retirement age, as that term is defined in the Scott Salaried Plan on December 17, 1994. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with
                           Article V, Section 8.1 and Section 8.2, as appropriate.

                                    (3) For purposes of calculating such Scott
                           Scheduled Employee's Social Security Offset under
                           Section 5.4, the Social Security Offset shall be determined by using the actual salary history of the Scott Scheduled Employee during his employment with any Affiliated Employer, and Scott Paper Company. If the actual salary history is not available from Scott Paper Company, such history shall be estimated in accordance with Section 5.4.

                                    (4) For vesting purposes, such Scott
                           Scheduled Employee shall be entitled to receive Vesting Years of Service as provided in Section 1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of vesting service accrued under each defined benefit pension plan maintained by Scott Paper Company in which such Scott Scheduled Employee participated.

                           (b) Former Commonwealth Edison of Indiana Employees.
                  Effective January 1, 1998, notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of Commonwealth Edison of Indiana ("ComEd") who was employed by Southern Energy, Inc. as set forth on a schedule of employees acknowledged by the Retirement Board (hereinafter referred to in this Section 16.1(b) as "ComEd Scheduled Employee"),

                                    (1) Such ComEd Scheduled Employee shall be
                           eligible to participate in the Plan effective January 1, 1998.

                                    (2) Such ComEd Scheduled Employee, if and
                           when he attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any other reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Commonwealth Edison Company of Indiana Service Annuity System Plan (the "ComEd Plan") which shall be treated as if Accredited Service under this Plan. To calculate such ComEd Scheduled Employee's Retirement Income, the ComEd Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the ComEd Plan, determined as if he retired from ComEd at his normal retirement age, as that term is defined in the ComEd Plan on December 31, 1997. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V, Section 8.1 and Section 8.2, as appropriate.

                                    (3) For purposes of calculating such ComEd
                           Scheduled Employee's Social Security Offset under
                           Section 5.4, the Social Security Offset shall be determined by using the actual salary history of the ComEd Scheduled Employee during his employment with any Affiliated Employer, and ComEd. If the actual salary history is not available from ComEd, such history shall be estimated in accordance with Section 5.4.

                                    (4) For vesting purposes, such ComEd
                           Scheduled Employee shall be entitled to receive Vesting Years of Service as provided in Section 1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of vesting service accrued under the ComEd Plan.

                                                        11.

         The Plan shall be amended to add Article XVII as set forth below:

                                                        Article XVII

          17.1 Definition of Terms Used in this Article XVII and the SEPCO Schedule.

               (a) "SEPCO" shall mean Savannah Electric and Power Company.

               (b) "SEPCO Plan" shall mean the Employees' Retirement Plan of Savannah Electric and Power Company, as amended and restated January 1, 1997.

               (c) "SEPCO Schedule" shall mean the Schedule attached to the Plan and made apart thereof containing the provisions of the SEPCO Plan as merged into the Plan effective January 1, 1998 which shall apply to SEPCO Employees and Covered SEPCO Employees.

               (d) "SEPCO Employee" shall mean an Employee as defined in the SEPCO Plan having an Hour of Service under the SEPCO Plan on or after January 1, 1997. This shall include persons represented by a collective bargaining agent where such agent and SEPCO have mutually agreed to participate in the Plan. This shall not include employees who are hired or rehired at SEPCO after December 31, 1997, rescind a waiver of participation under Section 3.8 of the SEPCO Plan or SEPCO Schedule on or after January 1, 1998 that was in effect on December 31, 1997, or are Covered SEPCO Employees.

               (e) "Covered SEPCO Employee" shall mean an Employee as defined in the SEPCO Plan having an Hour of Service under the Plan on or after January 1, 1998 who is represented by a collective bargaining agent where such agent and SEPCO have not mutually agreed to participate in the Plan but have agreed to participate in the SEPCO Schedule.

                           17.2 Covered SEPCO Employees. On and after January 1,
                  1998, Covered SEPCO Employees shall be subject to and receive an Allowance in accordance with the provisions set forth in the SEPCO Schedule.

               17.3 SEPCO Employees Eligibility in the New Pension Program

                    (a) The following  SEPCO  Employees shall be subject to this
               Section 17.3 of the Plan:

                                    (1) SEPCO Employees who are actively
                           employed by SEPCO on January 1, 1997 but who will not attain their fortieth (40th) birthday on or before January 1, 2002, or

                                    (2) SEPCO Employees who are not members of
                           an eligible class of SEPCO Employees on or after January 1, 1997 and have not previously participated in the SEPCO Plan.

                           (b) The monthly Retirement Income payable as a single
                  life annuity to a SEPCO Employee (or his Provisional Payee) who retires from the service of SEPCO or another Employing Company at his Normal Retirement Date or Deferred Retirement Date (before adjustment for a Provisional Payee designation, if any) after January 1, 1997, subject to the limitations in
                  Article VI, shall be the greater of (1) and (2) below:

                                    (1) 1.0% of his Average Monthly Earnings
                           multiplied by his years (and fraction of a year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date; or

                                    (2) $25 multiplied by his years (and
                           fraction of a year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date.

                           (c) Notwithstanding paragraph (b) above, if the
                  Allowance of a SEPCO Employee determined under the SEPCO Schedule as of the earlier of his retirement or termination of employment with SEPCO or December 31, 2001 would be greater, such SEPCO Employee shall be entitled when eligible to receive payments such greater Allowance upon his retirement or termination of employment with SEPCO or another Employing Company.

                           (d) Notwithstanding paragraphs (b) and (c) above,
                  Retirement Income or Allowance, as the case may be, determined with respect to a SEPCO Employee under this Article XVII who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income or Allowance which would have been payable with respect to such SEPCO Employee commencing on his earlier Retirement Date had (1) the SEPCO Employee retired on his earlier Retirement Date which would have resulted in the greatest Retirement Income and (2) such Retirement Income or Allowance commencing on such earlier Retirement Date been payable in the same form as his Retirement Income or Allowance commencing on his Normal Retirement Date or Deferred Retirement Date.

                           (e) With respect to SEPCO Employees described in this
                  Section 17.1 who retire before their Normal Retirement Date, the monthly amount of Retirement Income provided in paragraph
                  (b) above shall be reduced in accordance with Section 5.5.

                           17.4 SEPCO Employees Not Described in 17.2 or 17.3.
                  SEPCO Employees not described in Section 17.2 or 17.3 above shall be eligible for a benefit under the Plan as described in this Section 17.4 notwithstanding any other provision of the Plan or SEPCO Schedule to the contrary.

                           (a) A SEPCO Employee shall be eligible to participate
                  in the Plan and receive Retirement Income thereunder as determined under the Plan's terms and this Article XVII. Notwithstanding the preceding sentence, if such SEPCO Employee's Allowance determined as of the earlier of his retirement or termination of employment with SEPCO or December 31, 2001 would be greater, such SEPCO Employee shall be entitled when eligible to commence payments such greater Allowance upon his retirement or termination of employment with SEPCO or another Employing Company.

                           (b) Notwithstanding paragraph (a) above, only with
                  respect to SEPCO Employees who have attained age fifty (50) and have ten (10) Years of Credited Service or who have attained age 55 on or before January 1, 1997, such SEPCO Employees shall be entitled to receive the greater of their Allowance or Retirement Income upon retirement.

                    17.5 Special  Transition  Rules.  Notwithstanding  any other provisions in the Plan to the contrary, SEPCO Employees who participate in the Plan shall be subject to the following transition rules.

                           (a) In determining the greater benefit as required
                  under Sections 17.3 and 17.4, the form of payment and any early retirement reductions with respect to the payment of Retirement Income as set forth in Articles V and VII of the Plan and of an Allowance as set forth in Articles 5 and 7 of the SEPCO Schedule shall be considered. For purposes of making the preceding determination, (1) the applicable Allowance shall first be converted to a monthly payment, and (2) the Retirement Annuities described in Article 2 of the SEPCO Schedule shall be taken into account consistent with Section
                  5.01 of the SEPCO Schedule.

                           (b) With respect to eligibility to participate in the
                  Plan, all SEPCO Employees employed by SEPCO on December 31, 1997 who are not already eligible to participate in the Plan shall be immediately eligible to participate in the Plan.

                           (c) SEPCO Employees eligible to participate in the
                  SEPCO Plan on December 31, 1997 shall have their Vesting Year of Service determined as if their anniversary date of hire is January 1. All SEPCO Employees who participate in the Plan shall be credited with Vesting Years of Service based upon the terms of the Plan for periods of service on and after January 1, 1998, and based upon the Continuous Service such SEPCO Employees accrued under the SEPCO Plan prior to January 1, 1998.

                           (d) (1) For periods of service on and after January 1, 1998, Accredited Service for SEPCO Employees shall be determined in accordance with the Plan.

                                    (2) For periods of service on and after
                           January 1, 1998, with respect to any Allowance a SEPCO Employee may be entitled to under the SEPCO Schedule, such Allowance shall be determined using Accredited Service in place of Credited Service.

                                    (3) For periods of service prior to January
                           1, 1998, the Credited Service of a SEPCO Employee shall be used to determine such SEPCO Employee's Allowance and Retirement Income accrued prior to January 1, 1998.

                                    (4) When calculating a SEPCO Employee's
                           Retirement Income, the maximum amount of Accredited Service and Credited Service that will be considered is forty-three (43).

                           (e) For purposes of calculating Retirement Income for
                  a SEPCO Employee, Compensation determined under the SEPCO Plan excluding unused accrued vacation shall be used in place of Earnings for periods of service prior to January 1, 1998.

                           (f) The Normal Retirement Date of a SEPCO Employee
                  shall always be determined in accordance with the SEPCO Plan prior to January 1, 1998 and the SEPCO Schedule on and after January 1, 1998.

                           (g) (1) A SEPCO Employee may retire if he has either attained age fifty-five (55) or attained age fifty
                           (50) and has at least ten (10) Years of Accredited Service as determined under this Article XVII. A SEPCO Employee who retires because he has attained age fifty (50) and has ten (10) Years of Accredited Service may not commence receipt of his Retirement Income or Allowance until on or after January 1, 1998.

                                    (2) A SEPCO Employee that retires under
                           paragraph (1) above having at least ten (10) Years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section
                           5.5 (excluding the third paragraph thereof) and this
                           Article XVII or (B) Allowance determined under this
                           Article XVII and in addition applying a reduction of one-third of one percent ([OBJECT OMITTED]%) for each calendar month by which the commencement date precedes the first day of the month following any such Employee's attainment of his fifty-fifth (55th) birthday.

                                    (3) A SEPCO Employee that retires or
                           terminates under paragraph (1) above having less than ten (10) Years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section 8.2 (without regard to the ten (10) Years of Accredited Service requirement) and this Article XVII or (B) Allowance determined under this Article XVII.

                           (h) On and after January 1, 1998, the Provisional
                  Payees of SEPCO Employees shall only be entitled to benefits as provided in Article VII of the Plan.

                           (i) With respect to the accrual of Retirement Income
                  or an Allowance during a period of total disability, SEPCO Employees incurring a disability on and after January 1, 1998 shall only be subject to the provisions of Section 4.4 of the Plan.

                           (j) (1) The options for payment described in Sections 7.1(c) and (d) and Sections 7.6(c) and (d) may be elected by SEPCO Employees who retire or terminate on or after January 1, 1998.

                                    (2) Notwithstanding Section 17.3, SEPCO
                           Employees who terminate or retire in 1997 and commence receipt of an Allowance shall not be eligible to change the form of benefit elected under the SEPCO Plan even if such SEPCO Employees are entitled to receive Retirement Income under this
                           Article XVII.

                                    (3) Notwithstanding Section 7.07(a)(Option
                           ii) of the SEPCO Schedule, SEPCO Employees shall not be eligible to elect a 75% joint and survivor annuity.

                           (k) SEPCO Employees may elect in accordance with the
                  SEPCO Schedule to have their benefit, whether paid as Retirement Income or an Allowance, adjusted to take into account their old-age insurance benefit under Title II of the Social Security Act. In the event that a SEPCO Employee's Retirement Income is greater than his Allowance under Section
                  17.3 or 17.4, the old age insurance benefit used to compute such Retirement Income shall be used to determine the amount payable under Section 5.04 of the SEPCO Schedule.

                           (l) Notwithstanding anything in this Article XVII to
                  the contrary, the Accrued Benefit of any SEPCO Employee shall not be less than the Accrued Benefit such SEPCO Employee derived under the SEPCO Plan as of the earlier of retirement, termination or December 31, 1997.

                           17.6     Transfers of SEPCO Employees.
                                    ----------------------------

                           (a) With respect to a transfer of employment from an
                  Employing Company other than SEPCO to SEPCO, (1) occurring prior to January 1, 1998, the person will be treated as a SEPCO Employee under this Article XVII or (2) occurring on or after January 1, 1998, the person will be treated as an Employee under the terms of the Plan.

                           (b) With respect to a transfer of employment from
                  SEPCO to an Employing Company, (1) occurring prior to January 1, 1997, the person will be treated like an Employee under Sections 4.6(a), (c) and (d) of the Plan provided that any Retirement Income or Allowance payable to the Employee shall be determined in accordance with Section 17.5(a), (g), (j) and
                  (k) or (2) occurring on or after January 1, 1997, the person will be treated as a SEPCO Employee under this Article XVII.

                           17.7 Application of Plan to SEPCO Employees. To the
                  extent not inconsistent with the provisions of this Article XVII, all the provisions of the Plan are applicable to SEPCO Employees and Covered SEPCO Employees.

                                                        12.

         The Plan shall be amended to add the SEPCO Schedule as set forth below:

                                                       SEPCO SCHEDULE
                                                 Effective January 1, 1998

                                                     TABLE OF CONTENTS


                                                                                                                Page No.

ARTICLE 1                  DEFINITIONS...........................................................................12

ARTICLE 2                  RETIREMENT ANNUITIES PURCHASED UNDER
                           GROUP ANNUITY CONTRACT AND CHANGE OF
                           FUNDING...............................................................................18

ARTICLE 3                  MEMBERSHIP............................................................................18


ARTICLE 4                  SERVICE...............................................................................20
         4.01              Continuous Service....................................................................20
         4.02              Credited Service......................................................................20
         4.03              Breaks in Service.....................................................................21
         4.04              Disabled Members......................................................................22
         4.05              Service with Certain Other Employers..................................................22

ARTICLE 5                  BENEFITS..............................................................................23
         5.01              Normal and Late Retirement............................................................23
         5.02              Early Retirement......................................................................25
         5.03              Termination of Employment.............................................................26
         5.04              Adjustment of Retirement Allowance for Social Security
                                Benefits.........................................................................27
         5.05              Restoration of Retired Member or Former Member to Service.............................27
         5.06              Additional Monthly Benefit............................................................30
         5.07              Written Application...................................................................31

ARTICLE 6                  LIMITATIONS ON BENEFITS...............................................................31
         6.01              Maximum Benefits......................................................................31

ARTICLE 7                  DISTRIBUTION OF BENEFITS..............................................................36
         7.01              Surviving Spouse Benefit..............................................................36
         7.02              Qualified Joint and Survivor Annuity..................................................36
         7.03              Qualified Preretirement Survivor Annuity..............................................36
         7.04              Definitions...........................................................................39
         7.05              Notice Requirements...................................................................40
         7.06              Transitional Rules....................................................................41
         7.07              Alternative Forms of Distribution.....................................................41
         7.08              Cash-Out of Annuity Benefits..........................................................42
         7.09              Commencement of Benefits..............................................................43
         7.10              Requirement for Direct Rollovers......................................................44

ARTICLE 8                  RETIREE MEDICAL BENEFITS..............................................................44
         8.01              Definitions...........................................................................44
         8.02              Medical benefits......................................................................48
         8.03              Termination of coverage...............................................................48
         8.04              Contributions or Qualified Transfers to fund medical benefits.........................49
         8.05              Pensioned Employee Contributions......................................................50
         8.06              Amendment of Article 8................................................................50
         8.07              Termination of Article 8..............................................................50
         8.08              Reversion of Assets upon Termination..................................................51

                           Effective January 1, 1998, the Employees' Retirement
                  Plan of Savannah Electric and Power Company, as amended and restated effective January 1, 1997, (the "SEPCO Plan") is merged into The Southern Company Pension Plan. The SEPCO Plan as merged is now set forth as the "SEPCO Schedule" and incorporated into The Southern Company Pension Plan. This SEPCO Schedule must be read in conjunction with and is limited by Article XVII of the Plan.

                                                  ARTICLE 1 - DEFINITIONS

                           The foregoing definitions will be applicable to the
                  provisions of this SEPCO Schedule only, unless otherwise expressly indicated. Defined terms in this Schedule shall also be set forth in Articles I and XVII of the Plan.

                    1.01 "Accrued  Benefit"  shall mean the amount of retirement
               Allowance computed at a specific date, in accordance with Article 5 of the SEPCO Schedule, based on Compensation and Credited Service to such date.

                    1.02 "Affiliated  Company" shall mean Affiliated Employer as defined in the Plan.

                    1.03 "Allowance" shall mean payments made in accordance with
               Article 5 and Article 7 of the SEPCO Schedule.

                    1.04 "Annuity Starting Date" shall mean the first day of the first period for which an amount is paid as an annuity or in any other form.

                    1.05 "Board of Directors"  shall mean the Board of Directors of Southern Company Services, Inc..

                    1.06   "Break  in  Service"   shall  mean  a  period   which
               constitutes a break in an Employee's Continuous Service, as provided in Section 4.03 of the SEPCO Schedule.

                    1.07 "Code"  means the  Internal  Revenue  Code of 1986,  as amended from time to time.

                    1.08  "Company"  shall  mean  for  purposes  of  this  SEPCO
               Schedule  only  Savannah   Electric  and  Power  Company  or  any
               successor by merger, purchase or otherwise.

                    1.09 "Compensation"  shall mean the actual remuneration paid to an employee for services rendered to the Company, determined prior to any pre-tax contributions under a "qualified cash or deferred arrangement" (as defined under Code ss. 401(k) and its applicable regulations) or under a "cafeteria plan" (as defined under Code ss. 125 and its applicable regulations), including payments made under any short term disability plan maintained by the Company which shall equal the rate of Compensation of the Member at the time of disability, but excluding any bonuses, pay for overtime, compensation deferred under any deferred compensation plan or arrangement, separation pay, imputed income and relocation pay, and excluding the Company's cost for any public or private employee benefit plan, including this Plan and SEPCO Schedule, under rules uniformly applicable to all employees similarly situated, provided further, effective as of January 1, 1989, any workers' compensation received by an employee shall be excluded from "compensation" for purposes of determining his benefit under the SEPCO Schedule.

                    For purposes of this Section 1.09, actual remuneration means regular straight time pay, straight time differential pay, substitution straight time pay, substitution flat rate pay, earned vacation pay and the difference between military pay and regular straight time pay a Member would have been paid if such Member had been working for the Company.

                    Notwithstanding  the  foregoing,  effective as of January 1,
               1989, compensation taken into account for any purpose under the SEPCO Schedule shall not exceed $200,000 per year, provided that the imposition of the limit on compensation shall not reduce a Member's Accrued Benefit below the amount of Accrued Benefit determined as of December 31, 1988. As of January 1 of each calendar year on and after January 1, 1990, the applicable limitation as determined by the Commissioner of the Internal Revenue Service for that calendar year shall become effective as the maximum compensation to be taken into account for SEPCO Schedule purposes for that calendar year in lieu of the $200,000 limitation set forth in the preceding sentence.

                    In addition to other applicable limitations set forth in the
               SEPCO Schedule, and notwithstanding any other provision of the SEPCO Schedule to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the SEPCO Schedule shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code ss. 401(a) (17) (B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                    For Plan Years  beginning on or after  January 1, 1994,  any reference in this SEPCO Schedule to the limitation under Code ss. 401(a) (17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

                    If compensation for any prior determination  period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                  1.10     "Computation Year" shall mean the calendar year.

                    1.11 "Continuous  Service" shall mean service recognized for purposes of determining eligibility for membership in the Plan and SEPCO Schedule and eligibility for certain benefits under the SEPCO Schedule, determined as provided in Section 4.01 of the SEPCO Schedule.

                    1.12 "Credited  Service"  shall mean service  recognized for purposes of computing the amount of any benefit under the SEPCO Schedule, determined as provided in Section 4.02 of the SEPCO Schedule.

                    1.13 "Effective Date of the SEPCO Plan" as amended, shall mean April 1, 1959. The "Amendment and Restatement Effective Date" shall mean January 1, 1997.

                    1.14 "Employee" shall mean any person regularly  employed by the Company who receives regular stated salary, or wages paid directly by the Company as (a) a regular full-time employee, (b) a regular part-time employee, (c) a cooperative education employee or (d) a temporary employee paid directly or indirectly by the Company. Notwithstanding the preceding sentence, on and after January 1, 1998, "Employee" shall be limited to Covered SEPCO Employees as defined in Article XVII of the Plan. For purposes of this Section 1.14, temporary employee means a full-time or part-time employee who provides services to the Company for a stated period of time after which period such employee will be terminated from employment. The term Employee shall also include Leased Employees within the meaning of Code ss. 414(n) (2). Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent (20%) of the Employer's non-highly compensated workforce within the meaning of Code ss. 414(n)(5)(C)(ii), the term Employee shall not include those Leased Employees covered under the SEPCO Schedule described in Code ss. 414(n)(5). The term Employee for participation purposes shall not include any individual who is classified by the Company as an independent contractor or temporary employee (unless with respect to a temporary employee who is grandfathered under this SEPCO Schedule) regardless of whether such classification is in error.

                    1.15 "Equivalent Actuarial Value" shall mean equivalent value when computed at 6 per centum per annum on the basis of the 1971 Group Annuity Mortality Table (Male) for Members, and 1971 Group Annuity Mortality Table (Female) for contingent annuitants under optional forms of Allowances.

                    1.16 "Fund" shall mean the "Trust" as defined in the Plan.

                    1.17 "Group Annuity Contract" shall mean Group Annuity Contract No. AC 766 issued by The Equitable Life Assurance Society of the United States to Savannah Electric and Power Company.

                    1.18 "Hour of Service" means, with respect to any applicable computation period:

                         (a) each hour for which the Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliated Company;

                         (b) each hour for which an Employee is paid or entitled
                    to payment by the Company or an Affiliated Company on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period;

                         (c) each  hour for  which  back  pay,  irrespective  of
                    mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Company, excluding any hour credited under (a) or (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made; and

                         (d) solely for purposes of determining whether an Employee has incurred a Break in Service under the SEPCO Schedule, each hour for which an Employee would normally be credited under Paragraphs (a) or (b) above during a period of Parental Leave but not more than 501 hours for any single continuous period. However, the number of hours credited to an Employee under this Paragraph (d) during the computation period in which the Parental Leave began, when added to the hours credited to an Employee under Paragraphs (a) through
                    (c) above during that computation  period,  shall not exceed
                    501. If the number of hours  credited  under this  Paragraph
                    (d) for the computation period in which the Parental Leave began is zero, the provisions of this Paragraph (d) shall apply as though the Parental Leave began in the immediately following computation period.

                         No hours  shall be  credited  on  account of any period
                    during which the Employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws. The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, ss.ss. 2530.200b-2(b) and (c).

     1.19 "Leased Employee" means any person as so defined in Code ss. 414(n). In the case of a person who is a Leased Employee immediately before or after a period of service as an Employee, the entire period during which he has performed services for the Company as a Leased Employee shall be counted as Continuous Service for purposes of determining eligibility for participation and vesting, to the extent such service would be recognized with respect to other employees under the SEPCO Schedule; however, he shall not, by reason of that status, be eligible to become a Member of the Plan.

     1.20 "Member" shall mean any person included in the membership of the Plan pursuant to the SEPCO Schedule as provided in Article 3 of the SEPCO Schedule.

     1.21 "Normal Retirement Date" shall mean the first day of the calendar month next following the 65th anniversary of an Employee's birth.

     1.22 "Parental Leave" means a period in which the Employee is absent from work because of the pregnancy of the Employee, the birth of a child of the Employee or the placement of a child with the Employee in connection with adoption proceedings, or for purposes of caring for that child for a period beginning immediately following such birth or placement.

     1.23 "Plan" shall mean The Southern Company Pension Plan as amended and restated January 1, 1997.

     1.24 "Plan Year" shall mean the 12-month period from January 1 to December 31.

     1.25 "Qualified Joint and Survivor Annuity" shall mean an annuity of Equivalent Actuarial Value to the Allowance otherwise payable, providing for a reduced Allowance payable to the Member during his life, and after his death providing that one-half of that reduced Allowance will continue to be paid during the life of, and to, the spouse to whom he was married at his Annuity Starting Date.

     1.26 "Qualified Preretirement Survivor Annuity" shall mean annuity for the life of a Surviving Spouse calculated in accordance with Section 7.03 of the SEPCO Schedule.

     1.27 "Retirement Annuity" shall mean the amount of the annuity purchased under the Group Annuity Contract as provided by that Contract at actual retirement date, at or after the attainment of age 65, prior to any conversion to a contingent annuity.

     1.28 "Retirement Committee" shall mean the Retirement Board as defined in the Plan.

     1.29 "Social Security Benefit" shall mean the annual primary old-age insurance benefit which the Member is entitled to receive under Title II of the Social Security Act as in effect on the date he retires or otherwise terminates employment, or would be entitled to receive if he did not disqualify himself by receiving the same by entering into covered employment or otherwise. In the case of early retirement, the Social Security Benefit shall be computed on the assumption that he will receive no income after early retirement and before age 65 which would be treated as wages for purposes of the Social Security Act. In the case of vested retirement, the Social Security Benefit shall be computed on the assumption that he will continue to receive compensation until age 65 which would be treated as wages for purposes of the Social Security Act at the same rate as in effect on his termination of service.

     In computing any Social Security Benefit, no wage index adjustment or cost-of-living adjustment shall be assumed with respect to any period after the end of the calendar year before the year in which the Member retires or terminates service. The Member's Social Security Benefit shall be determined on the basis of the Employee's actual earnings, where available from Company records, in conjunction with a salary increase assumption based on the actual yearly change in national average wages as determined by the Social Security Administration for all other years prior to retirement or other termination of employment with the Company where actual earnings are not so available. If, within three months after the later of the date of retirement or other termination of employment or the date on which a Member is notified of the Allowance to which he is entitled, the Member provides documentation as to his actual earnings history with respect to those prior years, his Allowance shall be redetermined using the actual earnings history, if the recalculation would result in an increased benefit. Any adjustment to Allowance payments shall be made retroactively.

     1.30 The term "Spouse or Surviving Spouse" shall mean the spouse or surviving spouse of a Member, provided that a former Spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code ss. 414(p).

     1.31 "Suspendible Month" means a month in which the Member completes at least 40 hours of service with the Company.

     1.32 "Trustee" shall mean the Trustee as defined in the Plan.

     ARTICLE 2 - RETIREMENT ANNUITIES PURCHASED UNDER GROUP ANNUITY CONTRACT AND CHANGE OF FUNDING

                           All Retirement Annuities payable under the SEPCO Plan
                  as in effect prior to April 1, 1959 with respect to service thereunder prior to such date, have been purchased from The Equitable Life Assurance Society of the United States pursuant to the terms of Group Annuity Contract No. AC 766.

                           Effective as of April 1, 1959, the purchase of
                  Retirement Annuities under the Group Annuity Contract was discontinued in accordance with the terms and provisions of such Contract. Subject to the provisions of the SEPCO Schedule, with respect to service under the SEPCO Plan from and after April 1, 1959, and as a supplement to the Retirement Annuities purchased under the Group Annuity Contract for service prior to April 1, 1959, retirement Allowances will be provided as described in the SEPCO Plan, this SEPCO Schedule or the Plan, as the case may be. Such retirement Allowances or Retirement Income will be in addition to Retirement Annuities purchased as described in the preceding paragraph with respect to services prior to April 1, 1959.

                           The rights of Members of the Retirement Annuities
                  purchased for them under the Group Annuity Contract with respect to service prior to April 1, 1959 will not be adversely affected by the discontinuance of such purchases and such Retirement Annuities will be payable by The Equitable Life Assurance Society of the United States in accordance with the terms, conditions and provisions of the Group Annuity Contract.

                             ARTICLE 3 - MEMBERSHIP

                  3.01 Every Employee in Company service on January 1, 1997, who was a Member on December 31, 1996, shall continue to be a Member of the SEPCO Plan or Plan, as the case may be, on and after January 1, 1997, provided he remains eligible under the terms of the SEPCO Plan or SEPCO Schedule, as the case may be.

                  3.02 Subject to Article XVII of the Plan, every other Employee on January 1, 1997, and every person becoming an Employee after that date shall become a Member of the SEPCO Plan or Plan, as the case may be, on the first day of the calendar month, beginning with January 1, 1997, coincident with or next following (i) the date he completes one year of Continuous Service or (ii) the 21st anniversary of his birth, whichever is later. For this purpose, a year of Continuous Service shall be a 12-month period during which an Employee completes at least 1,000 hours commencing with the date of employment, or if in such period he has not completed at least 1,000 hours, commencing with the first day of the Computation Year after the date of his employment. If an Employee has incurred a one-year Break in Service prior to becoming eligible for membership, any Continuous Service prior to the break shall be disregarded in determining eligibility for membership unless he shall complete at least one year of Continuous Service following the Break in Service; provided that an Employee's Continuous Service prior to the break shall not be recognized for purposes of determining his eligibility for membership if his consecutive number of one-year Breaks in Service equal or exceed the greater of (i) five or (ii) his aggregate years of Continuous Service prior to the Break in Service.

                  3.03 An Employee who is represented by a collective bargaining agent may participate in the Plan and SEPCO Schedule if the representative(s) of his bargaining unit and the Company mutually agree to participation in the Plan and SEPCO Schedule provided such participation is consistent with such agreement.

                  3.04 An Employee's membership in the Plan shall terminate only if he dies or his employment with the Company terminates other than by reason of retirement or termination with vested benefits. Membership shall be continued during a period while on leave of absence from service without pay approved by the Company, but no benefit credit shall be allowed with respect to such period unless credit is allowed for service in the Armed Forces of the United States as provided in
                           Section 4.03(c) of the SEPCO Schedule. Membership shall be continued during a period of disability for which Continuous Service is granted as provided in
                           Section 4.04 of the SEPCO Schedule.

                  3.05 In the event a Member ceases to participate because he enters an ineligible class under Article III and becomes ineligible to participate, but has not incurred a break in service under Section 4.03(a) of the SEPCO Schedule, such Employee will participate as of the first day of the month coinciding with or next following his return to an eligible class of Employees. If such Employee incurs a break in service under Section 4.03(a) of the SEPCO Schedule, eligibility will be determined under Section 3.02 of the SEPCO Schedule. In the event an Employee who is not in an eligible class to participate enters an eligible class, such Employee will participate as of the first day of the month coinciding with or next following his employment if he has satisfied Section
                           3.02 of the SEPCO Schedule and would have otherwise previously been eligible to participate in the Plan pursuant to the SEPCO Schedule.

                  3.06 Subject to Section 3.05 of the SEPCO Schedule, if an Employee's membership in the Plan terminates and he again becomes an Employee, he shall be considered a new Employee for all purposes of the Plan, except as provided in Section 5.05 of the SEPCO Schedule.

                  3.07 Notwithstanding any other provision of this Article 3, Leased Employees shall not be eligible to participate. In addition, temporary employees as defined in Section 1.14 of the SEPCO Schedule who were not participating in the SEPCO Plan as temporary employees prior to October 13, 1994, shall not be eligible to participate in the Plan.

                  3.08 An Employee may, subject to the approval of the Retirement Committee, elect voluntarily not to participate in the Plan. The election not to participate must be communicated in writing and acknowledged by the Retirement Committee (or its delegee) and shall be effective on the date set forth in such written waiver.

                               ARTICLE 4 - SERVICE

                  4.01     Continuous Service

     (a) Effective January 1, 1997, except as hereinafter provided, all service performed as an Employee of the Company or an Affiliated Company shall be Continuous Service for SEPCO Plan and SEPCO Schedule purposes. If an Employee completes at least 1,000 Hours of Service in any Computation Year, he shall receive credit for a full year of Continuous Service. If an Employee completes fewer than 1,000 Hours of Service in any Computation Year, no Continuous Service shall be recognized for such Computation Year.

     (b) Any person employed by the Company on December 31, 1996 shall receive Continuous Service for service performed before that date equal to the Credited Service recognized through December 31, 1996 under the SEPCO Plan.

                  4.02     Credited Service

     (a) Credited Service shall be calculated based on Periods of Service.

     A "Period of Service" shall mean twelve (12) month periods of employment as a Member, or fractions thereof, running from the date that a Member commences participation under the SEPCO Plan or SEPCO Schedule, as the case may be, and terminates on his first severance from service date. A severance from service shall occur as of the earlier of the date a Member quits, retires, is discharged or dies, or the first anniversary of absence for any other reason. Thereafter, subject to 4.03(b), if a Member becomes reemployed, his Period of Service for each subsequent period shall commence with the reemployment commencement date, which is the first date following a one year period of severance on which a Member performs an Hour of Service and shall terminate on his next severance from service.

     In the case of an Employee who transfers from a class of employees whose service is determined on the basis of Hours of Service to a class of employees whose service is determined under this Paragraph (a), such Employee shall receive credit for a Period of Service consisting of (i) a number of years equal to the number of years of service credited to the Employee before the computation period during which the transfer occurs and (ii) the greater of (1) the Period of Service that would be credited to the Employee under this Paragraph (a) during the entire computation period in which the transfer occurs or (2) the service taken into account under the Hours of Service method as of the date of the transfer.

     In addition, the Employee shall receive credit for Periods of Service subsequent to the transfer commencing on the day after the last day of the computation period in which the transfer occurs.

     In the case of an Employee who transfers from a class of employees whose service is determined pursuant to this Paragraph (a) to a class of employees whose service is determined on the basis of Hours of Service (i) the Employee shall receive credit, as of the date of transfer, for the numbers of Years of Service equal to the number of one year Periods of Service credited to the Employee as of the date of the transfer and (ii) the Employee shall receive credit in the computation period which includes the date of the transfer, for a number of Hours of Service determined by applying the equivalency set forth in 29 C.F.R. ss. 2530.200b-3(e)(l)(i) to any fractional part of a year credited to the Employee under this Section as of the date of the transfer.

                  4.03     Breaks in Service

          (a) There shall be a Break in Service of one year for any Computation Year after the year in which a person first becomes employed during which he does not complete more than 500 Hours of Service. If an Employee terminates his service with the Company and is reemployed after incurring a Break in Service, his service before the Break in Service shall be excluded from his Continuous Service, except as provided in Section 5.05 of the SEPCO Schedule.

          (b) For purposes of calculating Credited Service only, there shall be a one year Period of Severance if during the 12 consecutive month period after a severance from service date, as defined in Section 4.02(a) of the SEPCO Schedule the Employee fails to perform an Hour of Service. If an Employee terminates his service with the Company and is reemployed after incurring a one year Period of Severance, his service before the Period of Severance shall be excluded unless he thereafter completes a one year Period of Service. In the case of a non-vested member, the Period of Service accrued prior to a one year Period of Severance shall not be taken into account if at such time the consecutive Period of Severance equals or exceeds the greater of 5 or the number of one year Periods of Service, whether or not consecutive.

          (c) Notwithstanding any provision of the SEPCO Schedule to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code ss. 414(u).

                  4.04     Disabled Members

                           If a Member is eligible for and continuously
                  receiving disability benefits under the long-term disability plan provided by the Company, he shall continue to be a Member and shall continue to accrue service until he retires in the same amount and manner as though he had continued in the active employment of the Company and he shall be deemed to receive Compensation during such period based upon his rate of Compensation at the time of disability. In the event that a Member no longer qualifies for benefits under the long-term disability plan before his Normal Retirement Date and he does not resume active employment with the Company, he shall be eligible to receive a vested retirement Allowance as provided in Section 5.03 of the SEPCO Schedule or to retire on an early retirement Allowance as provided in Section 5.02 of the SEPCO Schedule, if otherwise eligible for such Allowance as of the date of such disqualification. In either case, the Allowance shall be computed on the basis of his Compensation and Credited Service at the date of such disqualification. In the event that a Member does not qualify for disability benefits under the Social Security Act, the Allowance accrued under
                  Section 5.01(c)(i)(A) of the SEPCO Schedule for purposes of this Section 4.04 for Credited Service during such period of nonqualification shall be increased by 5/6 per centum of the part of each year's Compensation which is not in excess of $3,600 per annum.

                  4.05     Service with Certain Other Employers

          (a) An Employee hired prior to November 9, 1989, who becomes a Member and continues as a Member without a break in membership, shall receive Continuous Service and Credited Service for all service not otherwise recognized, in the employ of another electric utility company or a company or corporation furnishing advisory or consulting service to the Company, provided that such service would be recognized if it had been rendered to the Company and provided that any benefit payable under the Plan on account of such service, so recognized, shall be reduced by the amount of benefit provided under the pension or retirement plan of such other company with respect to the same period. The Retirement Committee shall calculate such service based on actual employment records where available, but if such records are not available, the Retirement Committee shall request that the Employee obtain information from the Social Security Administration which documents the Employee's Social Security eligible compensation or from such other entity as the Retirement Committee deems appropriate. Based on such documents, the Retirement Committee shall calculate the Employee's service and Compensation for purposes of this Section 4.05. In the event no such documentation can be obtained, the Retirement Committee shall make its best effort to estimate such service and Compensation.

          (b) An Employee hired on or after November 9, 1989, who becomes a Member and continues as a Member without a break in membership, shall receive Continuous Service and Credited Service for all service not otherwise recognized, in the employ of an Affiliated Company, provided that such service would be recognized if it had been rendered to the Company and provided that any benefit payable under the Plan on account of such service, so recognized shall be reduced by the amount of benefit provided under the pension or retirement plan of such other Affiliated Company with respect to the same period.

                              ARTICLE 5 - BENEFITS

                  5.01     Normal and Late Retirement

          (a) The right of a Member to his normal retirement Allowance shall be non-forfeitable upon attaining age 65. A Member may retire from service on a normal retirement Allowance upon reaching his Normal Retirement Date or he may postpone his retirement and remain in service after his Normal Retirement Date. During any such deferment the Member shall be retired from service on a normal retirement Allowance on the first day of the calendar month next following receipt by the Retirement Committee of written application therefor made by the Member.

          (b) Subject to the provisions of Section 5.01(e) below, the annual normal retirement Allowance payable upon retirement on the Normal Retirement Date shall be computed pursuant to Paragraphs (c) and (d) below. The annual retirement Allowance payable upon retirement after a Member's Normal Retirement Date shall be equal to (i) the amount determined in accordance with Paragraphs (c) and (d) below, based on the Member's Credited Service and average annual Compensation as of his late retirement date or, if greater, (ii) the amount of Allowance to which the Member would have been entitled under Paragraphs (c) and (d) below as of his Normal Retirement Date increased by an amount of Equivalent Actuarial Value to the monthly payments which would have been payable with respect to each month during the postponement period which is not a Suspendible Month, with any such monthly payment amount determined as if the Member had retired as of the first day of the Plan Year during which payment would have been made or, if later, his Normal Retirement Date.

          (c) The normal retirement Allowance shall be computed as an annuity payable for the life of the Member and shall consist of:

               (i) For service credited while a Member on or after April 1, 1969, an Allowance equal to 1-1/6 per centum of the part of each year's Compensation which is not in excess of $3,600 per annum plus 2 per centum of the part of such Compensation in excess of $3,600 per annum; and

               (ii) For service credited between the effective date of the SEPCO Plan and March 31, 1969, an Allowance equal to 1 per centum of the part of each year's Compensation which is not in excess of $3,000 per annum plus 2 per centum of the part of such Compensation in excess of $3,000 per annum; and

               (iii) For service credited prior to the Effective Date of the SEPCO Plan, an Allowance which, when added to his Retirement Annuity, shall be equal to 1 per centum of the part of the Member's average annual Compensation for the three calendar years (1956, 1957 and 1958) which is not in excess of $3,000 plus 1 1/2per centum of the part of such Compensation in excess of $3,000, multiplied by the number of years of his Credited Service to the Effective Date of the SEPCO Plan.

                    (d) The benefit  determined  in  Paragraph  (c) above,  when added to a Member's Retirement Annuity, if any, shall not be less than:

                    (i) 1-2/3 per  centum of his  average  annual  Compensation, multiplied by his years of Credited Service not in excess of 36 years, reduced by

                    (ii) 1 1/2 per centum of his primary Social Security Benefit multiplied by his years of Credited Service, the product not to exceed 50 per centum of his primary Social Security Benefit, where average annual Compensation is calculated during the 36 highest consecutive months within the 120 months preceding retirement.

                    (iii) Effective  January 1, 1994 for purposes of determining a Member's average annual Compensation under this paragraph (d), the determination of the 36 highest consecutive months within the 120 months preceding retirement shall only include those months in which the Member receives Compensation.

                    (e) If the Member is married on his  Annuity  Starting  Date and if he has not elected an optional form of benefit as provided in Section 7.07 of the SEPCO Schedule, the retirement Allowance shall be payable in the form of a Qualified Joint and Survivor Annuity.

                    (f) Notwithstanding any other provision of the SEPCO Schedule, each Member's normal retirement Allowance is the greater of

                    (i) the sum of:

                    (A) the normal  retirement  Allowance  determined under this
               Section 5.01 as of December 31, 1993, plus

                    (B) the normal  retirement  Allowance  determined under this
               Section 5.01 based on Credited Service and Compensation after December 31, 1993 (with Credited Service used in this paragraph
               (f) (i) (B) being added to the Credited Service used in paragraph
               (f) (i) (A) for purposes of determining whether paragraph (d) (i) 36-year limit and (d) (ii) 50 per centum offset limit have been exceeded); or

                    (ii) the normal retirement  Allowance  determined under this
               Section 5.01 as applied to all Credited Service and Compensation.

                  5.02     Early Retirement

                    (a) A Member who has not reached his Normal  Retirement Date but who has reached the 55th anniversary of his birth shall be retired from service on an early retirement Allowance on the first day of the calendar month next following receipt by the Retirement Committee of written application thereof or made by the Member.

                    (b) At the  time of  retirement  the  Member  may  elect  to receive either (i) a deferred early retirement Allowance commencing on the Member's Normal Retirement Date which shall be computed as a normal retirement Allowance, in accordance with
               Section 5.01(b) of the SEPCO Schedule, on the basis of his Compensation and Credited Service at the time of early retirement or (ii) an immediate early retirement Allowance beginning on the first day of any month before his Normal Retirement Date which shall be computed in accordance with Sections 5.01(c) and (d) of the SEPCO Schedule and shall be reduced by 1/12 of 5% for each month by which the date the Member's early retirement Allowance begins precedes age 62.

                    (c) If the  Member  is  married  on the date his  retirement
               Allowance commences, the early retirement Allowance shall be computed on the same basis as in Paragraph (b) above, in accordance with Section 5.01(e) of the SEPCO Schedule.

                  5.03     Termination of Employment

                    (a) A Member shall be 100% vested in, and have a non-forfeitable right to, his Accrued Benefit upon completion of five years of Continuous Service since the first day of the Computation Period in which the 18th anniversary of his birth occurs. If the Member's employment with the Company is subsequently terminated for reasons other than retirement or death, he shall be eligible for a vested Allowance upon application therefor. If a Member's employment with the Company terminates before completion of five (5) years of Continuous Service or before becoming eligible for an early retirement or normal retirement Allowance, such Member's Accrued Benefit shall be forfeited upon termination of employment subject to restoration under Section 5.05 of the SEPCO Schedule.

                    (b) The  vested  Allowance  shall  be a  deferred  Allowance commencing on the former Member's Normal Retirement Date and shall be determined by computing a normal retirement Allowance, in accordance with Section 5.01 of the SEPCO Schedule, on the basis of his Compensation and Credited Service at his date of termination and the benefit formula in effect on that date.

                    (c) Instead of deferring his Allowance to his Normal Retirement Date, the Member can elect to receive a reduced Allowance commencing on the first day of any month next following his attainment of age 55 but prior to his Normal Retirement Date. The reduction shall be 1/12 of 5% for each month by which his Annuity Starting Date precedes his Normal Retirement Date, provided that such reduction shall be made prior to the application of the maximum limitation provided under Article 6 of the SEPCO Schedule and such reduced Allowance shall be subject to such limitation.

                    5.04 Adjustment of Retirement  Allowance for Social Security
               Benefits

                           When an Allowance commences prior to the attainment
                  of age 65, the Member may elect to convert the Allowance otherwise payable to him into an Allowance of Equivalent Actuarial Value of such amount that, with his Retirement Annuity, if any, and his old-age insurance benefit under Title II of the Social Security Act, he will receive, so far as possible, the same amount each year before and after such benefit commences.

                  5.05     Restoration of Retired Member or Former Member to
                  Service


                         (a) If a Member in receipt of an  Allowance is restored
                    to service as an Employee on or after his Normal Retirement Date, the following shall apply, except with respect to temporary employees:

                         (i) His  Allowance  shall be  suspended  for each month
                    during  the  period of  restoration  which is a  Suspendible
                    Month.

                         (ii) Upon the death of the Member  during the period of
                    restoration, any Allowance that would have been payable to his surviving Spouse had he not been restored to service shall be payable or, alternatively, any payments under optional benefit, if one has been elected and becomes effective, shall begin.

                         (iii) Upon later  retirement,  payment of the  Member's
                    Allowance shall resume no later than, the third month after the latest Suspendible Month during the period of restoration, and shall be adjusted, if necessary, in compliance with Title 29 of the Code of Federal Regulations, ss. 2530.203-3 in a consistent and nondiscriminatory manner.

                    (b) If a Member in receipt of an  Allowance  is  restored to service as an Employee before his Normal Retirement Date, the following shall apply, except with respect to temporary employees:

                         (i) His  Allowance  shall cease and any  election of an
                    optional benefit in effect shall be void.

                         (ii) Any  Continuous  and credited  Service to which he
                    was entitled when he retired or terminated service shall be restored to him.

                         (iii) Upon later retirement or termination, his Allowance shall be based on the benefit formula then in effect and his Compensation and Credited Service before and after the period when he was not in the service of the Company, reduced by an amount of Equivalent Actuarial Value to the benefits, if any, he received before the date of his restoration to service.

                         (iv) The part of the Member's Allowance upon later retirement payable with respect to Credited Service rendered before his previous retirement or termination of service shall never be less than the amount of his previous Allowance modified to reflect any option in effect on his later retirement.

               (c) If a Member not in receipt of an Allowance or a former Member is restored to service without having had a Break in Service, his Continuous Service shall be determined as provided in Section 4.01 of the SEPCO Schedule, and, if applicable, he shall again become a Member as of his date of restoration to service.

               (d) If a vested Member not in receipt of an Allowance or a former Member who received a lump sum settlement in lieu of his Allowance is restored to service with the Company after having had a Break in Service, the following shall apply:

                    (i) Upon completion of one year of Continuous Service following the Break in Service, the Continuous Service to which he was previously entitled shall be restored to him, and, if applicable, he shall again become a Member as of his date of restoration to service.

                    (ii) If a Member has received a distribution of his Allowance and the Member is restored to service with the Company, the Member shall have the right to restore his or her Accrued Benefit to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of Codess. 411(c)(2)(C). Such repayment must be made before the earlier of five (5) years after the first date on which the Member is subsequently reemployed by the Company, or the date the Member incurs five (5) consecutive one year Breaks in Service following the date of distribution.

                    If a Member has been deemed to receive a distribution  under the Plan, and the Member is restored to service with the Company, upon the reemployment of such Member, the Accrued Benefit will be restored to the amount of such Accrued Benefit on the date of deemed distribution.

                    (iii) Upon later termination or retirement of a Member whose previous  Credited Service has been restored under this Paragraph
               (d), his Allowance shall be based on the benefit formula then in effect and his Compensation and Credited Service before and after the period when he was not in the service of the Company.

     (e) If any other former Member is restored to service with the Company after having had a Break in Service, the following shall apply:

               (i) Upon completion of one year of Continuous Service following the Break in Service, he shall again become a Member as of his date of restoration to service.

               (ii) Upon becoming a Member in accordance with (i) above, the Continuous Service to which he was previously entitled shall be restored to him, if the total number of consecutive one-year Breaks in Service does not equal or exceed the greater of (a) five, or (b) the total number of years of his Continuous Service before the Break in Service, determined at the time of the Break in Service, excluding any Continuous Service disregarded under this Paragraph (e) by reason of any earlier Break in Service.

               (iii) Any Credited Service to which the Member was entitled at the time of his termination of service which is included in the Continuous Service so restored shall be restored to him.

               (iv) Upon later termination or retirement of a Member whose previous Credited Service has been restored under this Paragraph (e), his Allowance, if any, shall be based on the benefit formula then in effect and his Compensation and Credited Service before and after the period when he was not in the service the Company.

                  5.06     Additional Monthly Benefit

               (a) In addition to other benefits provided in this Article 5, the following monthly benefits are payable as a life annuity to eligible Members as defined in Paragraph (b) or (c) below, as applicable.

               The "additional monthly amount" is calculated as (i) a percentage of the Member's first $300 of monthly Allowance set forth below, multiplied by (ii) the number of years the Member was retired (A) prior to January 1, 1990, and (B) prior to January 1, 1995 but after January 1, 1990, as applicable in any event, for both the additional monthly amount effective June 1, 1991 and June 1, 1996, the minimum additional monthly amount to be added to a Member's Allowance shall equal $25.00 per month.

               Effective June 1, 1991, the percentage increases and the years of retirement for which they are applicable are as follows:

                                                                   Percentage
                       Years of                        Increase for
                      Retirement                      all Prior Years
                                                          ------
                     as of 1/1/90
                     Less than 5                           3.75%
                       5 to 10                             4.0%
                       10 to 15                            4.5%
                      15 or more                           5.0%

         Effective June 1, 1996, the percentage
         increases and the years of retirement for which they are applicable are as follows:

                                                        Percentage
                                                       Increase for
                       Years of                        Each Year of
                      Retirement                        Retirement
                     as of 1/1/95                      Since 1/1/90
                     ------------                      ------------
                     Less than 5                           3.5%
                        5 to 9                             4.0%
                       10 to 14                            4.5%
                                    15 or more                           5.0%

               (b) Members eligible for the additional monthly amount made effective as of June 1, 1991 are those retired Members who retired directly from active status on or before June 1, 1991.

               (c) Members eligible for the additional monthly amount made effective June 1, 1996 are those Members who retired directly from active status before January 1, 1994.

               (d) If an adjustment of retirement Allowance for Social Security benefits option was elected pursuant to Section 5.04 of the SEPCO Schedule, the additional monthly benefit shall be calculated on the Allowance before such adjustment.

               (e) Upon the death of a Member eligible for an additional monthly amount, such amount shall be paid to the Member's Spouse regardless of the method of distribution elected by a Member. With regard to the additional monthly amount made effective June 1, 1996, it shall be determined (i) based on the Allowance being paid as of June 1, 1996, or (ii) if no allowance is being paid but the Member's Spouse is receiving an additional monthly amount in accordance with the preceding sentence, based on the amount such Spouse is receiving as of June 1, 1996.

                  5.07     Written Application

                           Each Member, before any benefit shall be payable to
                  him or his account under the Plan, shall file with the Retirement Committee such information as it shall require to establish his rights and benefits.

                       ARTICLE 6 - LIMITATIONS ON BENEFITS

                  6.01     Maximum Benefits

                    (a) The maximum  annual  retirement  Allowance  payable to a
               Member under the SEPCO Schedule, when added to any retirement Allowance attributable to contributions of the Company or an Affiliated Company provided to the Member under any other qualified defined benefit plan, shall be equal to the lesser of
               (1) $90,000, as adjusted under Code Section 415(d), or (2) the Member's average annual remuneration during the three consecutive calendar years in his Credited Service as a Member affording the highest such average, or during all of the years in his Credited Service as a Member, if less than three years, subject to the following adjustments:

                         (i) If the Member has not been a Member under the SEPCO
                    Plan and SEPCO Schedule for at least 10 years, the maximum annual retirement Allowance in clause (1) above shall be multiplied by the ratio which the number of years of his membership in the Plan bears to 10. This adjustment shall be applied separately to the amount of the Member's retirement Allowance resulting from each change in the benefit structure of the Plan, with the number of the years of membership in the Plan being measured from the effective date of each such change.

                         (ii) If the Member has not completed 10 years of Continuous Service, the maximum annual retirement Allowance in clause (2) above shall be multiplied by the ratio which the number of years of his Continuous Service bears to 10.

                         (iii) If the  retirement  Allowance  begins  before the
                    Member's social security retirement age (as defined below), but on or after his 62nd birthday, the maximum retirement Allowance in clause (1) above shall be reduced by 5/9 of 1% for each of the first 36 months plus 5/12 of 1% for each additional month by which the Member is younger than the social security retirement age at the date his retirement Allowance begins. If the retirement Allowance begins before the Member's 62nd birthday, the maximum retirement Allowance in clause (1) above shall be of Equivalent Actuarial Value to the maximum benefit payable to age 62 as determined in accordance with the preceding sentence.

                         (iv) If the retirement Allowance begins after the Member's social security retirement age (as defined below), the maximum retirement Allowance in clause (1) above shall be of Equivalent Actuarial Value, based on an interest rate of 5% per year in lieu of the interest rate otherwise used in the determination of Equivalent Actuarial Value, to that maximum benefit payable at the social security retirement age.

                         (v) If the Member's retirement  Allowance is payable as
                    a joint and survivor Allowance with his Spouse as the contingent annuitant, the modification of the retirement Allowance for that form of payment shall be made before the application of the maximum limitation, and, as so modified, shall be subject to the limitation.

     (b) As of January 1 of each calendar year on or after January 1, 1988, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible dollar amount of retirement Allowances payable under the Plan and SEPCO Schedule during that calendar year, including retirement Allowances payable to Members who retired prior to that calendar year, in lieu of the dollar amount in (1) of Paragraph
(a) above.

     (c) For limitation years beginning before January 1, 2000, in the case of a Member who is also a Member of a defined contribution plan of the Company or an Affiliated Company, his maximum benefit limitation shall not exceed an adjusted limitation computed as follows:

               (i) Determine the defined contribution fraction.

               (ii) Subtract the result of (i) from 1.0.

               (iii) Multiply the dollar amount in (1) of Paragraph (a) above by 1.25.

               (iv) Multiply the amount described in (2) of Paragraph (a) above by 1.4.

               (v)  Multiply  the lesser of the result of (iii) or the result of
          (iv) by the result of (ii) to determine the adjusted maximum benefit limitation applicable to a Member.

                           (d)      For purposes of this Section:

                                    (i)     the defined contribution fraction
                                            for a Member who is a Member of one
                                            or more defined contribution plans
                                            of the Company or an Affiliated
                                            Company shall be a fraction the
                                            numerator of which is the sum of the
                                            following:

               (A)  the  Company's  and  Affiliated   Companies'   contributions
          credited to the Member's accounts under the defined contribution plan or plans.

               (B) with respect to calendar years beginning before 1987, the lesser of the part of the Member's contributions in excess of 6% of his Compensation or one-half of his total contributions to such plan or plans, and with respect to calendar years beginning after 1986, all Member's contributions to such plan or plans, and

               (C) any forfeitures allocated to his accounts under such plan or plans, but reduced by any amount permitted by regulations promulgated by the Commissioner of Internal Revenue; and the denominator of which is the lesser of the following amounts determined for each year of the Member's Continuous Service.

               (D) 1.25 multiplied by the maximum dollar amount allowed by law for that year; or

               (E) 1.4 multiplied by 25% of the Member's remuneration for that year.

               At the direction of the Retirement Committee, the portion of the denominator of that fraction with respect to calendar years before 1983 shall be computed as the denominator for 1982, as determined under the law as then in effect, multiplied by a fraction of the numerator of which is the lesser of:

               (F) $51,875, or

               (G) 1.4 multiplied by 25% of the Member's remuneration for 1981; and the denominator of which is the lesser of:

               (H) $41,500, or

               (I) 25% of the Member's remuneration for 1981;

                    (ii) a defined  contribution plan means a pension plan which provides for an individual account for each Member and for benefits based solely upon the amount contributed to the Member's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other Members which may be allocated to that Member's accounts, subject to (iii) below; and

                    (iii) a defined benefit plan means any pension plan which is not a defined contribution plan; however, in the case of a defined benefit which is based partly on the balance of the separate account of a Member, that plan shall be treated as a defined contribution plan to the extent benefits are based on the separate account of a Member and as a defined benefit plan with respect to remaining portion of the benefits under the plan.

                    (iv) the term  "remuneration"  with  respect  to any  Member shall mean the wages, salaries and other amounts paid in respect of such Member by the Company or an Affiliated Company for personal services actually rendered, and shall include, but not by way of limitation, bonuses, overtime payments, commissions and, for limitation years beginning on and after January 1, 1998, any elective deferrals as defined in Code Section 402(g)(3) and any amount contributed by an Employer on behalf of the Employee under any Code Section 125 or 457 arrangement, and shall exclude other deferred compensation, stock options and other distributions which receive special tax benefits under the Code; and

                    (v) the term "social security retirement age" shall mean age
               65 with respect to a Member who was born before January 1, 1938; age 66 with respect to a Member who was born after December 1, 1937 and before December 1, 1955; and age 67 with respect to a Member who was born after December 31, 1954.

                           (e) Notwithstanding the preceding paragraphs of this Section, a Member's annual retirement Allowance payable under this SEPCO Schedule, prior to any reduction required by operation of Paragraph (c) above, shall in no event be less than:

                                    (i)     the benefit that the Member had
                                            accrued under the SEPCO Plan as of
                                            the end of the Plan Year beginning
                                            in 1982, with no changes in the
                                            terms and conditions of the SEPCO
                                            Plan on or after July 1, 1982 taken
                                            into account in determining that
                                            benefit, or

                                    (ii)    the benefit that the Member had
                                            accrued under the SEPCO Plan as of
                                            the end of the Plan Year beginning
                                            in 1986, with no changes in the
                                            terms and conditions of the SEPCO
                                            Plan on or after May 5, 1986 taken
                                            into account in determining that
                                            benefit.

                           (f) Notwithstanding any provisions contained herein to the contrary, in the event that, for limitation years beginning before January 1, 2000, a Member participates in a defined contribution plan or defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to a Member exceed the limitations contained in Code
                                    Section 415(e), corrective adjustments shall be as provided under Article VI of the Plan.

                           (g) Notwithstanding anything contained in this Article of the SEPCO Schedule to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code ss. 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

                      ARTICLE 7 - DISTRIBUTION OF BENEFITS

                  7.01     Surviving Spouse Benefit

                           On and after August 23, 1984, if a married Member:

                         (a)  dies  in  active  service  prior  to  his  Annuity
                    Starting Date after having met the requirements for an Allowance, or

                         (b) dies after retiring on any Allowance or after terminating service on or after August 23, 1984, with entitlement to a vested Allowance, but in either case before his Annuity Starting Date, or

                         (c) dies after he is credited with at least one Hour of
                    Service with the Company on or after August 23, 1984 but prior to his Annuity Starting Date, there shall be payable to his Surviving Spouse a Qualified Preretirement Survivor Annuity as provided in Section 7.03 below.

                  7.02     Qualified Joint and Survivor Annuity

                           Provided an optional form of benefit as set forth in
                  Section 7.07 below is not elected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Member's Accrued Benefit will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Member's Accrued Benefit will be paid in the form of an annuity for his lifetime.

                  7.03     Qualified Preretirement Survivor Annuity

                         (a) Provided that a Member and his or her Spouse have been married throughout the one-year period ending on his or her date of death and provided an optional form of benefit as set forth in Section 7.07 below has not been elected by a Member eligible to waive the Qualified Preretirement Survivor Annuity within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date, the Member's Accrued Benefit shall be payable as an annuity for the life of the Surviving Spouse in accordance with this Section 7.03.

                         (b) The Qualified  Preretirement Survivor Annuity shall
                    commence on what would have been the Member's Normal Retirement Date or, on the first day of the month following the death of the Member, if later, and shall cease with the last monthly payment prior to the death of the Spouse.
                    However:

                    (i) if the Member dies in active  service  after  having met the requirements for early retirement, after having completed twenty years of service, or after retiring early but before payments commence, the Spouse may elect to begin receiving payments as of the first day of the month following the Member's date of death; and

                    (ii) in the  case of the  death  of any  other  Member,  the
               Spouse may elect to begin receiving payments as of the first day of any month following what would have been the Member's Earliest Retirement Age which is his 55th birthday.

                    (c) Before reduction in accordance with Paragraph (d) below, the Qualified Preretirement Survivor Annuity shall be equal to:

                         (i) in the case of a Member  who dies  while in  active
                    service after having met the requirements for early retirement, after having completed twenty years of service, or after retiring early but before payments commence, the following per centum of a normal retirement Allowance computed as provided in Section 5.01(c) and 5.01(d) of the SEPCO Schedule on the basis of the deceased Member's Compensation and Credited Service prior to his death, provided that if the Spouse was born more than 60 months after the deceased Member, the Qualified Preretirement Survivor Annuity so determined shall be reduced by 1/6 of 1% for each month in excess of 60 by which her date of birth followed the deceased Member's date of birth.

                                   Age Member
                                 Would Have Been
                                  At Commencement      Per Centum

                                       40 to 45              40%
                                           46                41%
                                           47                42%
                                           48                43%
                                           49                44%
                                           50                45%
                                           51                46%
                                           52                47%
                                           53                48%
                                           54                49%
                                       55 or over            50%

                                    (ii)    in the case of any other Member, 50%
                                            of the amount of vested Allowance to
                                            which the Member would have been
                                            entitled at his Normal Retirement
                                            Date, reduced as follows:

                         - reduction for a 50% joint and survivor annuity option
                    (based on the Member's age and his Spouse's age had the Member survived to the date benefits commence), and

                         -  reduction   to  reflect   early   commencement,   if
                    applicable, of payments in accordance with Section 5.03(c) of the SEPCO Schedule.

                         (iii) If within the 90 day period  prior to his Annuity
                    Starting Date a Member has elected Option (ii) under Section
                    7.07 below naming his spouse as contingent annuitant, the amount payable to his spouse under this Section 7.03 as a Qualified Preretirement Survivor Annuity shall be the amount that would have been payable to his spouse under Option (ii) if such amount is greater than the amount of the Qualified Preretirement Survivor Annuity otherwise payable under subparagraphs (c)(i) or (c)(ii) above, as applicable.

                         (d) The  Allowance  subsequently  payable  to a  Member
                    whose Spouse would have been entitled to a Qualified Preretirement Survivor Annuity under this Section 7.03 had the Member's death occurred, or the Qualified Preretirement Survivor Annuity payable to his Spouse after his death, whichever is applicable, shall be reduced by the applicable percentage shown in the following table for the period, or periods, that the provisions of this Section 7.03 are in effect with respect to the Member. No such reduction shall be made with respect to:

                         (i) coverage during active employment, or

                         (ii) any period before the commencement of the election
                    period specified in Paragraph (e) below.

              Annual Reduction for Spouse's coverage
               after Retirement or Other Termination
                            of Service
          Age                                       Reduction

       Under 35                                         0%
        35 -39                                      2/10 of 1%
        40 -49                                      3/10 of 1%
        50 -54                                      4/10 of 1%
        55 -59                                      5/10 of 1%
      60 and over                                       1%

     (e) The Retirement Committee shall furnish to each married Member within the one year period commencing on the date he terminates service a written explanation in non-technical language which describes (1) the terms and conditions of the Qualified Preretirement Survivor Annuity, (2) the Member's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity, (3) the rights of the Member's Spouse and (4) the right to make, and the effect of, a revocation of such election.

                  7.04     Definitions

                           For purposes of this, Article 7, the following
definitions shall apply:

     (a) The term "Election Period" shall mean the period which begins on the first day of the Plan Year in which a Member attains age 35 and ends on the date of the Member's death. If a Member separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Accrued Benefit as of the date of separation, the Election Period shall begin on the date of separation.

     (b) The term "Earliest Retirement Age" shall mean the earliest date on which, under the SEPCO Schedule, the Member could elect to receive retirement benefits.

     (c) The term "Qualified Election" shall mean waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (a) the Member's Spouse consents in writing to the election; (b) the election designates a contingent annuitant, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);
(c) the Spouse's consent acknowledges the effect of the election; and (d) the Spouse's consent is witnessed by a Plan representative designated by the Retirement Committee or notary public. Additionally, a Member's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent). If it is established to the satisfaction of a the Retirement Committee that there is no Spouse or that the Spouse cannot be located, a waiver without spousal consent will be deemed a Qualified Election.

     Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Member without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish both of such rights. A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Member has received notice as provided in Section 7.05 below.

                  7.05     Notice Requirements

     (a) In the case of a Qualified Joint and Survivor Annuity or a single life annuity, the Retirement Committee shall provide, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, each Member with a written explanation of: (1) the terms and conditions of a Qualified Joint and Survivor Annuity or single life annuity; (2) the Member's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity or single life annuity form of benefit; (3) the rights of a Member's Spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity or single life annuity.

     (b) In the case of a Qualified Preretirement Survivor Annuity, the Retirement Committee shall provide each Member within the applicable period for such Member a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Paragraph (a) above applicable to a Qualified Joint and Survivor Annuity or a single life annuity.

     The applicable period for a Member is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35; (2) a reasonable period ending after the individual becomes a Member; (3) a reasonable period ending after the Member's Qualified Preretirement Survivor Annuity ceases to be fully subsidized;
(4) a reasonable period ending after this Article first applies to the Member. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Member who separates from service before attaining age 35.

     For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Member who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Member thereafter returns to employment with the employer, the applicable period for such Member shall be redetermined.

                  7.06     Transitional Rules

     Any living Member not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Member is credited with at least one Hour of Service under this SEPCO Schedule or SEPCO Plan in a Plan Year beginning on or after January 1, 1976, and such Member is entitled to a vested Allowance.

                  7.07     Alternative Forms of Distribution

     (a) Any Member may, subject to the election procedures applicable to Qualified Joint and Survivor Annuities and Qualified Preretirement Survivor Annuities, elect to convert his retirement Allowance into an optional benefit of Equivalent Actuarial Value determined as of the Annuity Starting Date, in accordance with one of the options named below:

     Option (i) a retirement Allowance payable for the Member's life, with no Allowance payable after his death; or

     Option (ii) a modified retirement Allowance payable during the Member's life with the provision that after his death either a 50%, 75% or a 100% joint and survivor annuity shall be paid during the life of, and to, the contingent annuitant nominated by him.

     (b) The election of an optional form of benefit shall become effective as follows:

          (i) If the Member retired on his Normal Retirement Date, or if he retires on an early retirement Allowance or a vested retirement Allowance deferred to commence on his Normal Retirement Date, the election shall become effective on his Normal Retirement Date.

          (ii) If the Member retires on an early retirement Allowance commencing prior to his Normal Retirement Date, the election shall become effective on the due date of the first monthly installment.

          (iii) If the Member continues in service as an Employee after his Normal Retirement Date and the notice of his election is received by the Retirement Committee prior to his Normal Retirement Date, election shall become effective on his Normal Retirement Date, or if the notice of the election is received by the Retirement Committee after the Member's Normal Retirement Date, the election shall become effective on the date it is received by the Retirement Committee. In the event of the death of a Member in service as an Employee on or after his Normal Retirement Date and after his election has become effective, payments of the benefit under the option shall commence on the first day of the month next following the month of death if the contingent annuitant designated under the option is then living; or, upon the retirement of such a Member, the amount under the option shall be payable to the Member, but no payments shall commence or accrue to him until the date of retirement.

                  7.08     Cash-Out of Annuity Benefits

          (a) Although Allowances shall normally be payable in monthly installments, a lump sum payment of Equivalent Actuarial Value shall be made in lieu thereof if the present value of a Member's Allowance upon termination of employment is less than or equal to $3,500 (and if the present value of such Member's Allowance never exceeded $3,500) for distributions before January 1, 1998, or if the present value of a Member's Allowance upon termination of employment is less than or equal to $5,000 (and if the present value of such Member's Allowance never exceeded $5,000) for distributions on or after January 1, 1998. The lump sum payment shall be made as soon as practicable on or after the date the Member terminates employment. Notwithstanding the foregoing, if the present value of the Member's vested Allowance is zero, the Member shall be deemed to have received a distribution of such Member's Accrued Benefit.

          (b) This Section 7.08(b) shall apply to all distributions from the Plan pursuant to the SEPCO Schedule and from annuity contracts purchased to provide benefits other than distributions described in Section 1.417-1T(e)(3) of the income tax regulations issued under the Retirement Equity Act of 1984. For purposes of determining whether the present value of (A) a Member's vested accrued benefit; (B) a qualified joint and survivor annuity, within the meaning of Section 417(b) of the Code; or (C) a qualified preretirement survivor annuity within the meaning of Section 417(c)(1) of the Code exceeds $3,500 for distributions before January 1, 1998, or $5,000 for distributions on or after January 1, 1998, the present value of such benefits or annuities shall be calculated by using an interest rate no greater than the Applicable Interest Rate and in no event shall the present value of any such benefit or annuity determined under this Section 7.08(b) be less than the present value of such benefits or annuities determined using the Applicable Interest Rate. "Applicable Interest Rate" for this purpose shall be calculated by using the annual rate of interest on 30-year Treasury securities for the month of November in the Plan Year which precedes the Plan Year in which such present value is determined and by using the prevailing commissioners' standard table used to determine reserves for group annuity contracts as in effect on the date as of which the present value is being determined. In no event shall the amount of any benefit or annuity determined under this Section 7.08(b) exceed the maximum benefit permitted under Section 415 of the Code.

                  7.09     Commencement of Benefits

                           An Allowance under this SEPCO Schedule shall be paid
                  in accordance with Section 5.9 of the Plan.

                  7.10     Requirement for Direct Rollovers

                           An Allowance paid in a lump sum shall be subject to
Section 8.7 of the Plan.

                      ARTICLE 8 - RETIREE MEDICAL BENEFITS

                  8.01     Definitions.

                           The following words and phraseology as used herein
                  shall have the following meanings unless a different meaning is plainly required by the context:

          (a) "Pensioned Employee" means effective September 15, 1993, a Member who retires and is receiving a distribution from the SEPCO Plan pursuant to Sections 5.01 and 5.02 of the SEPCO Schedule or a retired Member who is entitled to receive a distribution under the Plan pursuant to Sections 5.01 or 5.02 of the SEPCO Schedule after retirement will be eligible for reimbursement or payment of covered medical expenses, as hereinafter described, provided the Member (1) was covered by the Georgia Power Company Medical Benefits Plan immediately before retirement; (2) is not eligible as a spouse or dependent or otherwise for coverage under the Georgia Power Company Medical Benefits Plan; and (3) continues to satisfy the eligibility requirements applicable to retired employees as set forth in the provisions of the Georgia Power Company Medical Benefits Plan, which is attached hereto as Exhibit A and incorporated herein by reference and may be changed in accordance with the terms of the Georgia Power Company Medical Benefits Plan. Notwithstanding the foregoing, a former employee who was a "key employee" as defined in the Plan on the date of his retirement shall not be eligible to receive any benefits under this Article 8.

          (b) "Dependents" means the spouses and dependents of retired Members who are eligible for reimbursement or payment of covered medical expenses pursuant to paragraph (a) and who were covered under the Georgia Power Company Medical Benefits Plan immediately prior to the Member's retirement are also eligible for reimbursement or payment of covered medical expenses to the extent, if any, provided in the Georgia Power Company Medical Benefits Plan, a copy of which is attached as Exhibit A. Notwithstanding the foregoing, a spouse or dependent who is eligible for coverage under the "active employee" portion of the Georgia Power Company Medical Benefits Plan shall not be eligible for reimbursement of medical expenses or payment of premiums hereunder.

          (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs
     (1) through (6) below.

               (1) No more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

               (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Company will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

               (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

               (B) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 8.01(c)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

               (C) For purposes of this Section 8.01(c)(3), any amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 8.01(c) (3)(A) above.

               (4) The Accrued Benefit of any Pensioned Employee or Dependent under the SEPCO Schedule shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1 year period ending on the date of the Qualified Transfer, immediately before such termination).

               (5)  Effective  for  Qualified  Transfers  occurring on or before
          December 8, 1994, the Applicable Company Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Company Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Company during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Company during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 8.01(c)(5), the Company may elect at any time during the Plan Year to have this Section 8.01(c)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

               (6) For purposes of this Section 8.01(c), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                    (A) "Applicable Company Cost" means, with respect to any Plan Year, the amount determined by dividing

                         (i) the Qualified Current Retiree Health Liabilities of
                    the Company for such Plan Year determined (I) without regard to any reduction under Section 8.01(c)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                         (ii) the number of  individuals  to whom  coverage  for
                    Applicable  Health  Benefits was  provided  during such Plan
                    Year.

               (B)  "Applicable   Health  Benefits"  means  health  benefits  or
          coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

               (C) "Benefit Maintenance Period" means the period of five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

               (D) "Cost Maintenance Period" means the period of five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 8.01(c)(6)(D) shall be applied by taking into account the highest Applicable Company Cost required to be provided under Section 8.01(c)(6)(A) above for such Plan Year.

               (E) "Excess Pension Assets" means the excess, if any, of

                    (i)   the   amount    determined    under    Code    Section
               412(c)(7)(A)(ii), over

                    (ii) the  greater of: (I) the amount  determined  under Code
               Section 412(c)(7)(A)(i), or (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                    The  determination  under this paragraph shall be made as of the most recent valuation date of the Plan preceding the Qualified Transfer.

               (F) "Health Benefits Account" means an account established and maintained under Code Section 401(h).

               (G) "Qualified Current Retiree Health Liabilities" means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Company for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Company and the Company used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

               Effective for Qualified Transfers occurring on or before December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

                    (d) "Georgia Power Medical Benefits Plan" means that Plan or any successor thereto.

                  8.02     Medical Benefits

                           Medical benefits under the Plan shall be provided
                  through the Georgia Power Company Medical Benefits Plan by the payment of premiums thereunder, or through reimbursement to the Company for its payment to Pensioned Employees or their Dependents of medical expenses in accordance with the terms and conditions of the Georgia Power Company Medical Benefits Plan attached hereto as Exhibit A. Medical benefits shall be provided under the Plan only to the extent there are sufficient funds to provide such benefits. In no event shall any benefits be paid under the Plan to the extent the same benefits are payable under any other plan, program or arrangement of the Company. The Retirement Committee may establish claims procedures and administrative rules relating to the provision of medical benefits hereunder to the extent that the claims procedures and administrative rules under the applicable group medical plan do not apply.

                  8.03     Termination of Coverage.

                         (a) Coverage of any Pensioned  Employee  shall cease as
                    follows:

                    (1)  when  this  Article  8  is  amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit A.

                         (b) Coverage of any Dependent shall cease as follows:

                         (1) when this  Article  8 is  amended,  terminated,  or
                    discontinued in accordance with its terms; or

                         (2) when the Pensioned  Employee fails to make when due
                    any required contribution; or

                         (3) as otherwise provided in Exhibit A.

                         8.04 Contributions or Qualified Transfers to Fund Medical Benefits.

     (a) Any contributions which the Company deems necessary to provide the medical benefits under Article 8 will be made from time to time by or on behalf of the Company, and contributions shall be required of the Pensioned Employees to the Company's medical benefit plan in amounts determined in the sole discretion of the Company from time to time. All Company contributions shall be made to the Trustee and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article 8. The Company shall designate that portion of any contribution to the plan allocable to the funding of medical benefits under this Article 8. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article 8 is forfeited prior to termination of the plan, the forfeited amount shall be applied as soon as possible to reduce Company contributions made under this Article 8. In no event at any time prior to the satisfaction of all liabilities under this Article 8 shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article 8.

          The amount of contributions to be made by or on behalf of the Company for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of this Article 8, the funding medium, and any other applicable considerations. However, the Company is under no obligation to make any contributions under this
     Article 8 after Article 8 is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

          The medical benefits provided under this Article 8, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

          Anything in the Plan and SEPCO Schedule to the contrary notwithstanding, the aggregate amount of the actual contributions made pursuant to this Article 8 may not exceed 25% of the total actual contributions to the Plan for all benefits under the Plan (exclusive of contributions that may be made to fund past service credits) on and after September 15, 1993.

               (b) Effective September 15, 1993, the Company shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income or Allowance under the Plan to the Health Benefits Accounts to fund medical benefits under this Article 8.

                  8.05     Pensioned Employee Contributions.

                           It shall be the sole responsibility of the Pensioned
                  Employee to notify the Company promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this Article 8. No person shall become covered under this Article 8 for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article 8 shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Company within ninety (90) days from the date coverage terminates with respect to such ineligible person.

                  8.06     Amendment of Article 8.

                           The Board of Directors reserves the right to amend
                  Article 8 (including Exhibit A) without the consent of any Pensioned Employee, or his Dependents, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article 8, as set forth in the SEPCO Schedule, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Board of Directors makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan and SEPCO Schedule or under the terms of any other employee benefit plan maintained by the Company shall not confer upon any Pensioned Employee or Dependents any right to continued benefits under this Article 8.

                  8.07     Termination of Article 8.

                           Although it is the intention of the Board of
                  Directors that this Article shall be continued and the contribution shall be made regularly thereto each year, the Board of Directors may terminate this Article 8 or permanently discontinue contributions at any time in its sole discretion. This Article 8, as set forth in the SEPCO Schedule, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Board of Directors makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the SEPCO Schedule or under the terms of any other employee benefit Plan maintained by the Company shall not confer upon any Pensioned Employee or his Dependents any right to continued benefits under this Article 8.

                  8.08 Reversion of Assets upon Termination. Upon the termination of this Article 8 and the satisfaction of all liabilities under this Article 8, all remaining assets in the separate account described in this Article 8 shall be returned to the Company in accordance with the terms of the Fund.


         IN WITNESS WHEREOF, Southern Company Services, Inc. through its duly authorized officer, has adopted this First Amendment to The Southern Company Pension Plan this ____ day of _________________, 1997, to be effective as stated herein.



                                     SOUTHERN COMPANY SERVICES, INC.


                                     By: ___________________________

                                    Title:__________________________

ATTEST:


By:  _________________________________________________________

Title:________________________________________________________

                               SECOND AMENDMENT TO
                              THE SOUTHERN COMPANY
                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997; and

         WHEREAS, the Company desires to amend the Plan to clarify the grant of prior service credit to certain employees formerly employed by Commonwealth Edison of Indiana; and

         WHEREAS, the Company also desires to amend the Plan to discontinue eligibility under the Plan for employees classified as temporary employees and to cease the accrual of benefits of any temporary employees who may be participating in the Plan effective as of August 31, 1998; and

         WHEREAS, the Company also desires to amend the Plan to reflect the corporate name change of certain Employing Companies; and

         WHEREAS, the Company also desires to amend the Plan to make certain other technical and miscellaneous corrections; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows to be effective as provided herein:

                                       1.

         Effective January 1, 1998, Section 1.16 of the Plan, as amended by the First Amendment to the Plan, is further amended by deleting the last sentence of such Section and substituting the following in lieu thereof:

         Notwithstanding the preceding, "Employee" shall not mean any person who is classified by an Employing Company as an independent contractor regardless of whether such classification is determined to be in error.

                                       2.

         Effective September 1, 1998, Section 2.5 of the Plan is amended by adding the following sentence to the end of the first paragraph thereof:

         Notwithstanding the foregoing, the exclusion set forth in Section 2.6 shall apply with respect to any temporary employee effective as of September 1, 1998.

                                       3.

         Effective September 1, 1998, Section 2.6 of the Plan is amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

         2.6 Exclusion of certain categories of employees. Notwithstanding any other provision of this Article II, leased employees and, effective September 1, 1998, any individuals classified by an Employing Company as temporary employees, regardless of whether either such classification is determined to be in error, shall not be eligible to participate in the Plan. Notwithstanding the preceding sentence, temporary employees, defined as Employees in Section 1.16 and participating in the Plan prior to July 1, 1991, are eligible to participate in the Plan up through and including August 31, 1998.

                                       4.

         Effective January 1, 1998, Section 16.1(b) of the Plan as amended by the First Amendment to the Plan is further amended by deleting such subsection
(b) in its entirety and substituting the following in lieu thereof:

         (b) Former Commonwealth Edison of Indiana Employees. Effective January 1, 1998, notwithstanding any other provision of the Plan to the contrary, any former employee of Commonwealth Edison of Indiana ("ComEd") who was employed by Southern Energy Resources, Inc. on or before December 31, 1997 and is set forth on a schedule of employees acknowledged by the Retirement Board (hereafter "January 1 ComEd Employees") shall be eligible to participate in the Plan effective January 1, 1998. In addition, any former employee of ComEd who becomes employed by Southern Energy Resources, Inc. on or after January 1, 1998 but prior to April 1, 1998 (hereafter "Date of Employment") and is set forth on the schedule of employees acknowledged by the Retirement Board (hereafter "Pre-April 1 ComEd Employees") shall become a Participant as of the first day of the month coincident with or next following such employee's Date of Employment. The following provisions of this subparagraph (b) shall also apply with respect to all January 1 ComEd Employees and Pre-April 1 ComEd Employees (hereafter jointly referred to as "ComEd Scheduled Employees"):

                  (1) Such ComEd Scheduled Employee, if and when he attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Commonwealth Edison Company of Indiana Service Annuity System Plan (the "ComEd Plan") which shall be treated as if Accredited Service under this Plan. To calculate such ComEd Scheduled Employee's Retirement Income, the ComEd Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the ComEd Plan, determined as if he retired from ComEd at his normal retirement age, as that term is defined in the ComEd Plan on December 31, 1997. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V,
         Section 8.1 and Section 8.2, as appropriate.

                  (2) For purposes of calculating such ComEd Scheduled Employee's Social Security Offset under Section 5.4, the Social Security Offset shall be determined by using the actual salary history of the ComEd Scheduled Employee during his employment with any Affiliated Employer, and ComEd. If the actual salary history is not available from ComEd, such history shall be estimated in accordance with Section 5.4.

                  (3) For vesting purposes, such ComEd Scheduled Employee shall be entitled to receive Vesting Years of Service as provided in Section
         1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of service accrued under the ComEd Plan.

                                       5.

         Effective September 1, 1998, Section 17.1 (d) is amended by adding the following sentence to the end thereof:

         Notwithstanding the preceding, in the event a SEPCO Employee is classified as a temporary employee and is eligible to participate in the Plan as such in accordance with this Article XVII, such SEPCO Employee shall be ineligible to participate in the Plan on and after September 1, 1998.

                                       6.

         Effective January 1, 1998, Section 1.14 of the SEPCO Schedule which is incorporated in the Plan by the First Amendment thereto, is amended by deleting the last sentence of such section and substituting the following in lieu thereof:

         Notwithstanding the preceding, "Employee" shall not mean any person who is classified by the Company as an independent contractor regardless of whether such classification is determined to be an error.

                                       7.

         Effective September 1, 1998, Section 3.07 of the SEPCO Schedule which is incorporated into the Plan by the First Amendment thereto, is amended by deleting such section in its entirety and substituting the following in lieu thereof:

               Section 3.07 Notwithstanding any other provision of this Article 3 of the SEPCO Schedule, Leased Employees and, effective September 1, 1998, any individuals classified by the Company as temporary employees, regardless of whether either such classification is determined to be an error, shall not be eligible to participate in the Plan. Notwithstanding the preceding sentence, temporary employees as defined in Section 1.14 of the SEPCO Schedule who were participating in the SEPCO Plan as temporary employees prior to October 13, 1994, shall be eligible to participate in the Plan up to and including August 31, 1998.

                                       8.

         Effective July 1, 1998, Appendix A of the Plan is amended by deleting such Appendix in its entirety and substituting the following in lieu thereof:

                                   APPENDIX A
                        THE SOUTHERN COMPANY PENSION PLAN
                     EMPLOYING COMPANIES AS OF JULY 1, 1998

         Alabama Power Company
         Georgia Power Company
         Gulf Power Company
         Mississippi Power Company
         Savannah Electric and Power Company
         Southern Communications Services, Inc.
         Southern Company Energy Solutions, Inc.
         Southern Company Services, Inc.
         Southern Energy Resources, Inc.
         Southern Nuclear Operating Company, Inc.

                                       9.

         Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officer, has adopted this Second Amendment to The Southern Company Pension Plan pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. this ____ day of __________, 1998, to be effective as stated herein.


                                         SOUTHERN COMPANY SERVICES, INC.


                                         By:
                                            --------------------------------

                                         Title:
                                               -----------------------------
ATTEST

By:      ________________________

Its:     ________________________

0361408.doc
                               THIRD AMENDMENT TO
                              THE SOUTHERN COMPANY
                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997; and

         WHEREAS, the Company desires to amend the Plan to modify the definition of Earnings for appliance salespersons to include certain nonproductive pay earnings types; and

         WHEREAS, the Company desires to amend the Plan to grant prior service credit to certain employees formerly employed by Commonwealth Energy Systems ("CES") and to provide for an offset of the CES retirement benefit; and

         WHEREAS, the Company desires to amend the Plan to grandfather certain employees of Southern Company Energy Marketing L.P. who are rehired by an Employing Company; and

         WHEREAS, the Company desires to clarify Plan language concerning the Retirement Board's responsibility for controlling and managing Plan assets and to clarify the calculation of the level income form of payment with respect to Alternate Payees; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows to be effective as provided herein:

                                       1.

         Effective July 1, 1998, Subsection 1.13(b) of the Plan shall be amended by adding the following new language to the end thereof:

         Effective as of July 1, 1998, "Earnings" shall also include, for appliance salespersons, certain nonproductive pay earnings types as determined from time to time by the Board of Directors and set forth on Appendix B to the Plan, which Appendix may be updated from time to time.

                                       2.

         Effective January 1, 1998, Section 5.5 of the Plan shall be amended by deleting the last sentence thereof and by adding the following new language:

         The Federal primary Social Security benefit used in calculating an Employee's Retirement Income and adjustment described in the preceding sentence shall be determined by using the salary history of the Employee during his employment with any Affiliated Employer, as calculated in accordance with Section 5.4. Notwithstanding the preceding sentence with respect to an Alternate Payee, the adjustment described in this paragraph shall be determined by using the Alternate Payee's actual Social Security salary history and estimated age 65 Social Security benefit provided that the Alternate Payee secures this information for the Retirement Board.

                                       3.

         Effective January 1, 1999, Article XVI of the Plan shall be amended by adding the following to the end thereof:

         (c)      Former Commonwealth Energy System Employees.
                  -------------------------------------------

                  (1) Effective January 1, 1999, notwithstanding any other provision of the Plan to the contrary, any former employees of Commonwealth Energy System ("CES") who were employed by Southern Energy Resources, Inc. and are set forth on a schedule of employees acknowledged by the Retirement Board (hereinafter "CES Employees") shall be eligible to become a Participant as of the first day of the month coincident with or next following the later of the CES Employee's employment date or the date on which he first completes an Eligibility Year of Service as provided in Paragraph (5) below.

                  (2) CES Employees who (A) were actively employed by CES on January 1, 1997 and (B) attain their fortieth (40th) birthday on or before January 1, 2002 shall not be subject to provisions of Article XV of the Plan.

                  (3) If and when a CES Employee attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of
         Section 8.1 or 8.2, he shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the Credited Service as defined under The Pension Plan for Employees of Commonwealth Energy System and Subsidiary Companies (the "CES Plan") which shall be treated as if Accredited Service under this Plan. However, prior to adjustment for forms of payment, a CES Employee's Retirement Income will be reduced by the Actuarial Equivalent as defined in Appendix D of the applicable amounts set forth in Appendix
         C. Thereafter, such Employee's benefit shall be subject to applicable reductions, if any, in accordance with Article V, Section 8.1 and
         Section 8.2, as appropriate.

                  (4) For purposes of calculating Retirement Income, such CES Employee's actual salary history with CES shall be included. With respect to determining the Social Security Offset, if the actual salary history is not available from CES, such history shall be estimated in accordance with Section 5.4.

                  (5) For vesting and participation purposes, such CES Employee shall be entitled to receive Vesting and Eligibility Years of Service as provided under the Plan and, in addition, shall be entitled to vesting and eligibility service equal to the sum of the Years of Service as defined and accrued under the CES Plan.

                  (6) Notwithstanding any provision in this Plan to the contrary, prior to the offset described in Paragraph 3 above, a CES Employee will be entitled to his Retirement Income or his Retirement Allowance or vested benefit determined under Appendix D as of the earlier of his retirement, termination of employment, or December 31, 2001 whichever has the greater Actuarial Equivalent value as defined in Appendix D. Such determination will be made prior to any adjustment for forms of payments.

                                       4.

         Effective February 11, 1999, Section 10.9 of the Plan shall be amended by deleting such section in its entirety and replacing it with the following:

         Section 10.9 Areas in which the Retirement Board does not have responsibility. The Retirement Board shall not have responsibility with respect to control or management of the assets of the Plan insofar as such control or management is assigned under the Trust Agreement to a Person, including but not limited to an Asset Manager, as those terms are defined under the Trust Agreement.

         The responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA shall be that of The Southern Company Pension Fund Investment Review Committee.

                                       5.

         Effective January 1, 1999, Section 15.1 of the Plan shall be amended by adding the following new language to the end thereof:

         (e) Notwithstanding paragraph (c) of this Section 15.1, employees that have been previously employed by an Employing Company, transferred to Southern Company Energy Marketing, L.P., subsequently transfer back to an Employing Company, and are not described in paragraph (a) of this
         Section 15.1, shall not be subject to this Article XV but shall be subject to eligibility to participate in the Plan in accordance with the provisions of Article II.

                                       6.

         Except as amended herein by this Third Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officer, has adopted this Third Amendment to The Southern Company Pension Plan pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. this ____ day of __________, 1999, to be effective as stated herein.

                                            SOUTHERN COMPANY SERVICES, INC.

                                            By:
                                               -----------------------------

                                            Title:
                                                  --------------------------
ATTEST

By:      ________________________
Its:     ________________________

                                   APPENDIX B

                        Nonproductive Pay Earnings Types

Earnings Code                        Earnings Description

003                                  Salesperson - Hourly
092                                  Holiday Taken
093                                  Meetings
095                                  Meetings - Safety
096                                  Disability 100%
100                                  Disability Extended Approval
106                                  Leave - Death
108                                  Occupational Injury
111                                  Jury Duty
112                                  Training
113                                  Safety Training
115                                  Vacation
116                                  Vacation Special Circumstances
117                                  Vacation FMLA Employee
118                                  Vacation FMLA Family Care
119                                  Time Off With Pay
125                                  Holiday Banked - Taken
127                                  Vacation In Lieu Of Disability
442                                  DISABILITY FMLA EMPLOYEE

                               FOURTH AMENDMENT TO
                              THE SOUTHERN COMPANY
                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan (the "Plan"), as amended and restated effective January 1, 1997;

         WHEREAS, the Company desires to amend the Plan to grant prior service credit to certain employees formerly employed by Pacific Gas and Electric Company ("PG&E") and to provide for an offset of the PG&E retirement benefit;

         WHEREAS, the Company desires to amend the Plan to grant prior service and benefit credit to certain employees formerly employed by Orange and Rockland Utilities, Inc. ("O&R") and to provide for an offset of the O&R retirement benefit;

         WHEREAS, the Company also desires to make certain clarifying changes to the Plan; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows to be effective as provided herein:

                                       1.

         Effective January 1, 1997, Section 15.2(d) of the Plan shall be amended by replacing the term "Early Retirement Date" with the term "earlier Retirement Date" in each place where such term appears.

                                       2.

         Effective January 1, 1997, Section 15.3 of the Plan is amended by deleting such Section in its entirety and replacing it with the following:

         15.3     Early Retirement Reduction.
                  --------------------------

                  (a) With respect to Employees described in Section 15.1(a) and
         (b) who retire before their Normal Retirement Date, the monthly amount of Retirement Income provided in Section 15.2 shall be reduced in accordance with Section 5.5. With respect to Employees described in
         Section 15.1(c), the monthly amount of Retirement Income provided in
         Section 15.2 shall be reduced in accordance with Section 5.5 except that the term "five-tenths of one percent (0.5%)" shall replace the term "three-tenths of one percent (0.3%)" where it appears in the first paragraph thereof.

                  (b) Notwithstanding paragraph (a) above, if a former Employee subject to Section 15.1(c)(1) who is eligible to receive Retirement Income is reemployed by an Affiliated Employer, his Retirement Income accrued prior to his original termination from service shall be determined in accordance with the terms of the Plan in effect as of such termination. In the event that an Employee described in the preceding sentence accrues additional Retirement Income in accordance with Section 15.2 after his reemployment, such Retirement Income shall be subject to Sections 15.2(c) and the second sentence of Section 15.3(a).

                                       3.

         Effective January 1, 1995, Section 16.1(a)(3) of the Plan shall be amended to read as follows:

         (3) With respect to determining the Social Security Offset and the level income option set forth in the last paragraph of Section 5.5, the actual salary history of the Scheduled Employee during his employment with any Affiliated Employer and with Scott Paper Company shall be utilized. If the actual salary history is not available from Scott Paper Company, such history shall be estimated in accordance with
         Section 5.4.

                                       4.

         Effective January 1, 1999, Section 16.1(c)(1) of the Plan shall be amended by replacing the phrase "eligible to become a Participant" with the phrase "included in the Plan" and Section 16.1(c)(4) shall be amended to read as follows:

         (4) For purposes of calculating Retirement Income, such CES Employee's actual salary history with CES shall be included. With respect to determining the Social Security Offset and the level income option set forth in the last paragraph of Section 5.5, if the actual salary history is not available from CES, such history shall be estimated in accordance with Section 5.4.

                                       5.

         Effective April 1, 1999, Article XVI of the Plan shall be amended by adding the following to the end thereof:




         (d)      Former Pacific Gas and Electric Company Employees.
                  -------------------------------------------------

                  (1) Effective April 1, 1999, notwithstanding any other provision of the Plan to the contrary, any former employees of Pacific Gas and Electric Company ("PG&E") who were employed by Southern Energy Resources, Inc. and are set forth on a schedule of employees acknowledged by the Retirement Board (hereinafter "PG&E Employees") shall be included in the Plan as of the first day of the month coincident with or next following the later of the PG&E Employee's employment date or the date on which he first completes an Eligibility Year of Service as provided in Paragraph (5) below.

                  (2) PG&E Employees who (A) were actively employed by PG&E on January 1, 1997 and (B) attain their fortieth (40th) birthday on or before January 1, 2002 shall not be subject to provisions of Article XV of the Plan.

                  (3) If and when a PG&E Employee attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of
         Section 8.1 or 8.2, he shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and his service for benefit purposes as defined and accrued under the Pacific Gas and Electric Company Retirement Plan (the "PG&E Plan") which shall be treated as if Accredited Service under this Plan. To calculate such PG&E Employee's Retirement Income, the PG&E Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the PG&E Plan, determined as if he retired from PG&E on his Normal Retirement Date, as defined in the PG&E Plan on April 1, 1999. Thereafter, such PG&E Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V, Section 8.1 and Section 8.2, as appropriate.

                  (4) For purposes of calculating Retirement Income, such PG&E Employee's actual salary history with PG&E shall be included. With respect to determining the Social Security Offset and the level income option set forth in the last paragraph of Section 5.5, if the actual salary history is not available from PG&E, such history shall be estimated in accordance with Section 5.4.

                  (5) For vesting and participation purposes, such PG&E Employee shall be entitled to receive Vesting and Eligibility Years of Service as provided under the Plan and, in addition, shall be entitled to vesting and eligibility service equal to such service as defined and accrued under the PG&E Plan.




                                       6.

         Effective July 1, 1999, Article XVI of the Plan shall be amended by adding the following to the end thereof:

         (e)      Former Orange and Rockland Utilities, Inc. Employees.
                  ----------------------------------------------------

                  (1) Effective July 1, 1999, notwithstanding any other provision of the Plan to the contrary, any former employees of Orange and Rockland Utilities, Inc. ("O&R") who were employed by Southern Energy Resources, Inc. and are set forth on a schedule of employees acknowledged by the Retirement Board (hereinafter "O&R Employees") shall be included in the Plan as of the first day of the month coincident with or next following the later of the O&R Employee's employment date or the date on which he first completes an Eligibility Year of Service as provided in Paragraph (8) below.

                  (2) Notwithstanding anything in the Plan to the contrary, the monthly Retirement Income payable to an O&R Employee shall be a monthly Retirement Income determined as a single life annuity commencing on his Normal Retirement Date equal to (A) the Allowance payable to such O&R Employee as defined under the Employees' Retirement Plan of Orange and Rockland Utilities, Inc. ("O&R Plan") on June 30, 1999 ("Closing Date") and as accrued under the O&R Plan for periods prior to the Closing Date ("O&R Benefit") and (B) one-twelfth (1/12) of two percent (2%) of the O&R Employee's Earnings received during each year of Accredited Service under the Plan for periods beginning on and after the Closing Date. In addition, for purposes of (B) above, immediately prior to an O&R Employee's separation from the service of an Employing Company, such O&R Employee shall be credited with two additional years of Accredited Service, with Earnings credited during each of these two additional years of Accredited Service equal to his Earnings at the time he separates from service.

                  (3) Notwithstanding anything in the Plan to the contrary, the Early Retirement Date of an O&R Employee under the Plan shall be the first day of the month following the date such O&R Employee retires on or after his fifty-fifth (55th) birthday, provided such O&R Employee has accrued ten (10) or more years of Accredited Service. For such purpose, the O&R Employee's Credited Service for periods prior to April 8, 1999, and Eligible Service for periods on and after April 8, 1999 and prior to the Closing Date, as such service is defined and accrued under the O&R Plan, shall be treated as Accredited Service under this Plan. The amount of such O&R Employee's Retirement Income shall be determined in accordance with Paragraph (2) above, reduced by one-third of one-percent (.333%) for each complete calendar month by which the commencement date precedes the first day of the month following the O&R Employee's sixtieth (60th) birthday. The reduction in the preceding sentence shall be in lieu of the reduction described in Section 5.5. No reduction of an O&R Employee's Retirement Income shall be made, however, if the sum of such O&R Employee's number of years of Accredited Service (including his Eligible Service under the O&R Plan prior to the Closing Date) and his age as of his Early Retirement Date equals or exceeds eighty-five (85).

                  (4) In addition to the other benefits described herein, an O&R Employee who retires from service after his Early Retirement Date and whose Retirement Income commences after his sixtieth (60) birthday and before his sixty-second (62nd) birthday shall receive a supplemental payment of six hundred dollars ($600.00) for each month beginning on the date his Retirement Income commences. Such supplemental payments shall cease after payment is made for the month which includes such O&R Employee's sixty-second (62nd) birthday or the month during which the O&R Employee dies, whichever is earlier. This supplemental payment shall not be paid as an optional form of payment under the Plan and shall not be payable to any Provisional Payee. Notwithstanding the foregoing, in any event, the supplemental payment shall not be paid under this Plan to the extent that a supplemental payment is payable under the O&R Plan.

                  (5) The Retirement Income payable to an O&R Employee who is entitled to receive Retirement Income in accordance with Article VIII shall be determined in accordance with paragraph (2). Such O&R Employee may elect to receive his vested Retirement Income as of the first day of any month after his fifty-fifth (55th) birthday provided such O&R Employee has accrued ten (10) or more years of Accredited Service or as of his Normal Retirement Date. For such purpose, the O&R Employee's Credited Service for periods prior to April 8, 1999, and Eligible Service for periods on and after April 8, 1999 and prior to the Closing Date, as such service is defined and accrued under the O&R Plan, shall be treated as Accredited Service under this Plan. Such Retirement Income shall be reduced by one-half of one-percent (.5%) for each calendar month by which the commencement date precedes the first day of the month following the O&R Employee's sixty-fifth (65th) birthday. The reduction in the preceding sentence shall be in lieu of the reduction described in Section 8.2.

                  (6) For purposes of calculating the level income option set forth in the last paragraph of Section 5.5 , the actual pay history of an O&R Employee with O&R shall be utilized. If the actual pay history is not available from O&R, such history shall be estimated in accordance with Section 5.4.

                  (7) If and when an O&R Employee attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of
         Section 8.1 or 8.2, his Retirement Income shall be offset by the largest O&R Benefit payable under the O&R Plan as of (A) the Closing Date, (B) the date such O&R Employee's benefits commence under this Plan or (C) any date during the period beginning on the Closing Date and ending on the date such O&R Employee's benefits commence under this Plan. Notwithstanding the preceding sentence, in the event that an O&R Employee is not eligible to receive an O&R Benefit prior to his sixty-fifth (65th) birthday, the amount of the offset shall (A) in the event that the O&R Employee's Retirement Income commences prior to his sixty-fifth (65th) birthday, be reduced when he attains his sixty-fifth
         (65th) birthday by the largest O&R Benefit payable to such O&R Employee, regardless of whether such O&R Benefit actually commences when he attains his sixty-fifth (65th) birthday, or (B) in the event that the O&R Employee's Retirement Income commences on or after he attains his sixty-fifth (65th) birthday, be reduced by the amount of the O&R Benefit payable to such O&R Employee at the time his Retirement Income commences, regardless of whether his O&R Benefit commences at such time. Any reduction described above shall be made after an O&R Employee's Retirement Income is adjusted in accordance with Article V, or Section 8.1 and Section 8.2, as appropriate. The offsets set forth in this Paragraph shall be further described in an Offset Summary adopted by the Retirement Board, which shall be used as a reference to calculate the amount of the O&R Plan offsets.

                  (8) For purposes of vesting and participation, an O&R Employee shall accrue service as provided under the Plan and, in addition, shall be entitled to service credit for these purposes equal to his Eligible Service as defined and accrued under the O&R Plan prior to the Closing Date.

                  (9) For purposes of Paragraph (2) above, Earnings shall have the same meaning as set forth in Section 1.13 of the Plan modified as follows: (A) during a Plan Year in which an O&R Employee is employed, Earnings shall include the rate of salary or wages actually paid to such O&R Employee, plus actual annual incentive payments made to the O&R Employee for which he is eligible; (B) for the two year period credited in accordance with the last sentence of Paragraph (2), Earnings shall have the same meaning as set forth in (A) above, except that it shall be based on such O&R Employee's rate of salary or wages in effect as of his separation from service.

                                       7.

         Effective January 1, 1997, Section 1.14(a) of the Georgia Power Company Schedule and Section 1.13(a) of the Southern Nuclear Operating Company, Inc. Schedule shall be amended by replacing the term "nuclear plan premium" with the term "nuclear plant premium" in each place where such term appears.



                                       8.

         Except as amended herein by this Fourth Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officer, has adopted this Fourth Amendment to The Southern Company Pension Plan pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. this ____ day of ___________________, 1999, to be effective as stated herein.

                                     SOUTHERN COMPANY SERVICES, INC.

                                     By:
                                        ------------------------------

                                     Title:
                                           ---------------------------
ATTEST

By:      ________________________
Its:     ________________________

                               FIFTH AMENDMENT TO
                              THE SOUTHERN COMPANY
                                  PENSION PLAN


         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997; and

         WHEREAS, the Company desires to amend the Plan to clarify offset provisions applicable to the benefits provided to former Scott Paper Company employees; and

         WHEREAS, the Company desires to amend the Plan to clarify offset provisions applicable to the benefits provided to certain employees formerly employed by Commonwealth Energy System; and

         WHEREAS, the Company desires to amend the Plan to clarify the benefit and offset provisions applicable to certain employees formerly employed by Commonwealth Edison of Indiana; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows to be effective as provided herein:

                                       1.

         Effective January 1, 1995, Section 16.1(a) of the Plan shall be amended by deleting such subsection (a) in its entirety and substituting the following in lieu thereof:

                  (a) Former Scott Paper Company Employees. Effective January 1, 1995, notwithstanding any other provision of the Plan to the contrary, with respect to a former, non-collective bargaining unit employee of Scott Paper Company who was employed by Southern Electric International, Inc. as of December 17, 1994 as set forth on Schedule
         2.1 of the Employee Transition Agreement entered into by and among Mobile Energy Services Company, Inc., Southern Electric International, Inc. and Scott Paper Company (hereinafter referred to in this Section 16.1(a) as the "Scott Scheduled Employee"):

                           (1) Such Scott Scheduled Employee shall be eligible
                  to participate in the Plan effective January 1, 1995.

                           (2) Such Scott Scheduled Employee, if and when he
                  attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any other reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Scott Paper Company Pension Plan for Salaried Employees (the "Scott Salaried Plan") which shall be treated as if Accredited Service under this Plan. To calculate such Scott Scheduled Employee's Retirement Income, the Scott Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the applicable reductions, if any, set forth in Article V, Section
                  8.1 and Section 8.2, as appropriate. Thereafter, such Scott Salaried Employee's Accrued Retirement Income shall be reduced by such Employee's accrued benefit in the Scott Salaried Plan, as set forth in Schedule A attached hereto (the "Scheduled Benefit"). Prior to the subtraction of the Scheduled Benefit from the Scott Scheduled Employee's Accrued Retirement Income, the Scheduled Benefit will be reduced to reflect the age at which the Employee's Retirement Income is scheduled to commence (the "Southern Commencement Date") in accordance with the applicable reduction factors set forth in Schedule A.

                           (3) For purposes of calculating the Social Security
                  Offset and the level income option set forth in the last paragraph of Section 5.5, the actual salary history of a Scott Scheduled Employee with Scott Paper Company shall be included. If the actual salary history is not available from Scott Paper Company, such history shall be estimated in accordance with
                  Section 5.4.

                           (4) For vesting purposes, such Scott Scheduled
                  Employee shall be entitled to receive Vesting Years of Service as provided in Section 1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of vesting service accrued under each defined benefit pension plan maintained by Scott Paper Company in which such Scott Scheduled Employee participated.

                                       2.

         Effective January 1, 1998, Section 16.1(b) of the Plan, as amended by the First Amendment and Second Amendment to the Plan, is further amended by deleting such subsection (b) in its entirety and substituting the following in lieu thereof:

                  (b) Former Commonwealth Edison of Indiana Employees. Effective January 1, 1998, notwithstanding any other provision of the Plan to the contrary, any former employee of Commonwealth Edison of Indiana ("ComEd") who was employed by Southern Energy Resources, Inc. on or before December 31, 1997 and is set forth on a schedule of employees acknowledged by the Retirement Board (hereafter "January 1 ComEd Employees") shall be eligible to participate in the Plan effective January 1, 1998. In addition, any former employee of ComEd who becomes employed by Southern Energy Resources, Inc. on or after January 1, 1998 but prior to April 1, 1998 (hereafter "Date of Employment") and is set forth on the schedule of employees acknowledged by the Retirement Board (hereafter "Pre-April 1 ComEd Employees") shall become a participant as of the first day of the month coincident with or next following such employee's Date of Employment. The following provisions of this subparagraph (b) shall also apply with respect to all January 1 ComEd Employees and Pre-April 1 ComEd Employees (hereafter jointly referred to as "ComEd Scheduled Employees"):

                           (1) Such ComEd Scheduled Employee, if and when he
                  attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive the greater of A or B below:

               (A) Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Commonwealth Edison Company of Indiana Service Annuity System Plan (the "ComEd Plan") which shall be treated as if Accredited Service under this Plan. To calculate such ComEd Scheduled Employee's Retirement Income under this subsection (A), the ComEd Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, subject to the provisions of Article XV of the Plan, shall first be reduced by the Employee's accrued benefit in the ComEd Plan, determined as if he retired from ComEd at his normal retirement age, as that term is defined in the ComEd Plan on December 31, 1997 and as set forth on Schedule B attached hereto (the "ComEd Reduction Amount"). For each full year of Accredited Service with an Employing Company earned by a ComEd Scheduled Employee, up to a maximum of 10 years, the ComEd Reduction Amount shall be reduced by 5% with the maximum reduction equal to 50% of the original ComEd Reduction Amount. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V (subject to the provisions in Article XV), Section 8.1 and Section 8.2, as appropriate.

               (B) Retirement Income based on his Accredited Service with an Employing Company and disregarding any service accrued under the ComEd Plan, subject to applicable reductions, if any, in accordance with
          Article V (subject to the  provisions in Article XV),  Section 8.1 and
          Section 8.2, as appropriate.

                           (2) For purposes of calculating the level income
                  option set forth in the last paragraph of Section 5.5, the actual salary history of a ComEd Scheduled Employee with ComEd shall be included. If the actual salary history is not available from ComEd, such history shall be estimated in accordance with Section 5.4.

                           (3) For vesting purposes, such ComEd Scheduled
                  Employee shall be entitled to receive Vesting Years of Service as provided in Section 1.41 and, in addition, shall be entitled to vesting service equal to the years of service accrued under the ComEd Plan.

                                                        3.

         Effective January 1, 1999, Section 16.1(c) of the Plan, as added by the Third Amendment to the Plan and amended by the Fourth Amendment to the Plan, shall be amended by deleting such subsection (c) in its entirety and substituting the following in lieu thereof:

         (c)      Former Commonwealth Energy System Employees.
                  -------------------------------------------

                           (1) Effective January 1, 1999, notwithstanding any
                  other provision of the Plan to the contrary, any former employees of Commonwealth Energy System ("CES") who were employed by Southern Energy Resources, Inc. and are set forth on Schedule C attached hereto (hereinafter "CES Employees") shall be included in the Plan as of the first day of the month coincident with or next following the later of the CES Employee's employment date or the date on which he first completes an Eligibility Year of Service as provided in Paragraph (5) below.

                           (2) CES Employees who (A) were actively employed by
                  CES on January 1, 1997 and (B) attain their fortieth (40th) birthday on or before January 1, 2002 shall not be subject to provisions of Article XV of the Plan.

                           (3) If and when a CES Employee attains his Early
                  Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, he shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the Credited Service as defined under The Pension Plan for Employees of Commonwealth Energy System and Subsidiary Companies (the "CES Plan") which shall be treated as Accredited Service under this Plan. However, after applicable reductions for early commencement as provided in Article V, Section 8.1 and Section 8.2, as appropriate, but prior to adjustments for forms of payment, a CES Employee's Accrued Retirement Income will be reduced by the benefit attributable to Credited Service accrued by a CES Employee under the CES Plan as set forth in Schedule C attached hereto (the "Scheduled Benefit"). Prior to the Scheduled Benefit being subtracted from a CES Employee's Retirement Income, it will be reduced to reflect the age at which the CES Employee's Retirement Income is scheduled to commence (the "Southern Commencement Date"). Such early retirement reductions shall be determined (A) for a CES Employee who is at least age 55 but not yet 65 on his Southern Commencement Date, by applying the factors set forth in the definition of Actuarial Equivalent contained in Section 8 of Schedule D attached hereto for each calendar month by which the Southern Commencement Date precedes his sixty-fifth (65th) birthday; and (B) for a CES Employee who is under age 55 on his Southern Commencement Date, by first applying the reduction factors in (A) for ages 55 to 65 and then applying an additional reduction equal to one-third of one-percent (.333%) for each calendar month by which the Southern Commencement Date precedes his fifty-fifth (55th) birthday. Notwithstanding the above, the Scheduled Benefit of CES Employees who are specifically designated on Schedule C to have 75 points shall not be subject to the early retirement reductions described in (A) above but shall be subject to those reductions described in (B) above (relating to those CES Employees with a Commencement Date that precedes their fifty-fifth (55th) birthday), if applicable.

                           (4) For purposes of calculating Retirement Income,
                  such CES Employee's actual salary history with CES shall be included. With respect to determining the Social Security Offset and the level income option set forth in the last paragraph of Section 5.5, if the actual salary history is not available from CES, such history shall be estimated in accordance with Section 5.4.

                           (5) For vesting and participation purposes, such CES
                  Employee shall be entitled to receive Vesting and Eligibility Years of Service as provided under the Plan and, in addition, shall be entitled to vesting and eligibility service equal to the years of service as defined and accrued under the CES Plan.

                           (6) Notwithstanding any provision in this Plan to the
                  contrary, a CES Employee's Retirement Income will not be less than the greater of (A) his Retirement Allowance or (B) his vested benefit, as described in Schedule D attached hereto which summarizes the benefit provisions provided by the CES Plan on December 31, 1998, as of the earlier of his retirement, termination of employment, or December 31, 2001. Such determination will be made prior to any adjustment for forms of payments.

                           (7) For purposes of this 16.1(c), Earnings shall mean the following:

               (A) With respect to Paragraph (3) above, for periods on and after January 1, 1999, Earnings is defined in Paragraph 1.13 and for periods before January 1, 1999, Earnings shall have the same meaning as the term "Compensation" as provided under the CES Plan during the applicable period.

               (B) With respect to determining the minimum  benefit  provided in
          Paragraph (6) above, Earnings shall have the same meaning as Compensation as provided under the CES Plan prior to January 1, 1999 and from the period January 1, 1999 to December 31, 2001 shall mean the authorized basic rate of compensation at Southern Energy Resources, Inc. ("SERI") as in effect on January 1 each year, converted to an annual basis, exclusive of all compensation in the form of pay for overtime, commissions, bonuses and the like; but inclusive of amounts deferred under a salary reduction agreement for that year. Notwithstanding anything contained herein to the contrary, a CES Employee's Compensation for any Plan Year as determined under the preceding sentence shall not exceed $150,000.00 (or such higher limit as determined by the Secretary of the Treasury under Section 401(a)(17) of the Code).

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officer, has adopted this Fifth Amendment to The Southern Company Pension Plan pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. this ____ day of , 2000, to be effective as stated herein.

                                        SOUTHERN COMPANY SERVICES, INC.

                                        By:

                                        Title:
                                              -------------------------
ATTEST

By:      ________________________

Its:     ________________________

                               SIXTH AMENDMENT TO
                              THE SOUTHERN COMPANY
                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997;

     WHEREAS, Southern  Energy,  Inc.  ("SEI"),  an Employing Company under the
Plan, will through a subsidiary become the employer of certain individuals currently employed by Southern Company Energy Marketing, L.P. ("SCEM") following a reorganization of SCEM;

         WHEREAS, The Southern Company ("Southern") anticipates that in 2001 it will distribute pro rata to the Southern shareholders all of the stock of SEI held by Southern pursuant to a tax-free spin-off under Section 355 of the Internal Revenue Code;

         WHEREAS, in connection with such transaction, Southern and SEI have entered into an Employee Matters Agreement ("Agreement") to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans, and programs, and certain employment matters;

         WHEREAS, the Company desires to amend the Plan to exclude the former SCEM employees from participation in the Plan by virtue of their employment with SEI;

         WHEREAS, the Company desires to amend the Plan to address the spin-off of SEI from Southern, including making such changes as are pursuant to the Agreement;

         WHEREAS, the Company desires to amend the Plan to authorize participation by employees represented by the International Brotherhood of Electrical Workers Local 1208 and Office and Professional Employees International Union Local 455, pursuant to negotiated collective bargaining agreements;

         WHEREAS, the Company desires to amend the Plan to clarify the Accredited Service awarded under the Prior Plans;

         WHEREAS, the Company desires to amend the Plan to make certain technical changes and to reflect recent changes in the law; and

         WHEREAS, the Company is authorized, pursuant to Section 13.1 of the Plan, to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows, effective as of January 1, 1997, unless indicated otherwise below:

                                       1.

         The first paragraph of Section 1.36, "Social Security Offset," shall be amended, effective January 1, 1998, to read as follows:

                  1.36 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through
         (e) below which shall exceed $168 per month on and after January 1, 1989, $250 per month on and after January 1, 1991, for Employees who
         (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan as amended, $325 per month on and after January 1, 1996, and for Employees who are covered under a collective bargaining agreement with IBEW Local 1208, $350 per month on and after January 1, 1998, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.4 and shall be determined pursuant to the following, as applicable:

                                       2.

         Article II, "Eligibility," shall be amended by adding the following new
Section 2.8 to the end:

               2.8 Exclusion of Certain Employees of Southern Energy Resources, Inc. Notwithstanding any other provision of this Article II, the following Employees who would otherwise be eligible to participate in the Plan by virtue of their employment by Southern Energy Resources, Inc. ("SERI") shall not be eligible to participate in the Plan:

                    (a)   individuals   employed  by  Southern   Company  Energy
               Marketing, L.P. ("SCEM") on December 22, 2000;

                    (b) Employees  hired by SERI on or after  December 23, 2000, who are employed in the Americas Group and whose job function is listed on Attachment A attached hereto. 3.

                    Section 2.8, "Exclusion of Certain Employees of Southern Energy Resources, Inc.," shall be amended to read as follows, effective as of the Group Status Change Date as defined in the
               Agreement:

                    2.8 Exclusion of Certain Employees of Southern Energy,  Inc.
               Notwithstanding any other provision of this Article II, Employees who are eligible to participate in the Plan by virtue of their employment by Southern Energy, Inc. or any subsidiary or affiliate thereof shall not be eligible to participate in the Plan.

                                       4.

         Section 4.1, "Accredited Service pursuant to Prior Plan," shall be deleted in its entirety and replaced with the following:

4.1                   Accredited Service pursuant to Prior Plan.
                      -----------------------------------------

                    (a) Each Employee who  participated in the Prior Plans shall be credited with such Accredited Service, if any, earned under such Prior Plans as of December 31, 1996.

                    (b) In addition to any  Accredited  Service  credited  under
               Section 4.1(a), an Employee shall be entitled to Accredited Service determined under the Prior Plans, without regard to the age requirement for eligibility to participate in the Prior Plans, in excess of the Accredited Service determined under the Prior Plans (including the age requirement for eligibility to participate in the Prior Plans). Such Accredited Service shall be considered Accredited Service after December 31, 1985 for purposes of calculating an Employee's Retirement Income under Articles V, XV or XVII.

                                       5.

         Section 4.4, "Accrual of Retirement Income during period of total disability," shall be amended by adding the following new subsection (e) (and redesignating the current subsection (e) as subsection (f)):

                  (e) (i) If an Employee's Disability Leave terminates on or after his Normal Retirement Date and he fails to return to the employment of an Employing Company within sixty (60) days after the termination of such leave, his service shall be deemed to have terminated upon the termination of his Disability Leave and such termination of service shall be deemed to constitute his retirement under Section 3.3.

                           (ii) An Employee whose Disability Leave continues beyond his Normal Retirement Date based on entitlement to long-term disability benefits under a long-term disability plan of an Employing Company shall have payment of his Retirement Income suspended pursuant to Code Section 411(a)(3)(B) until he is no longer eligible under a long-term disability plan of an Employing Company. Such Employee shall then receive Retirement Income determined as of the date such eligibility ends. However, if the Employee's Disability Leave continues after the date the Employee ceases to be eligible for the long-term disability plan of an Employing Company based on entitlement to Social Security Disability benefits, his Retirement Income for the period after his Normal Retirement Date shall be determined under Subsection
                           (iii).

                           (iii) An Employee whose Disability Leave continues for any period after his Normal Retirement Date based solely on his entitlement to Social Security Disability benefits shall receive Retirement Income as of his Deferred Retirement Date. However, if his Deferred Retirement Date occurs in a Plan Year subsequent to the Plan Year in which occurs his Normal Retirement Date, his Retirement Income shall not be less than his Retirement Income adjusted for commencement after his Normal Retirement Date. For the Plan Year following the Plan Year in which occurs the Employee's Normal Retirement Date, his adjusted Retirement Income shall be equal to the greater of his Retirement Income determined as of such date or the Actuarial Equivalent of his Retirement Income computed as of his Normal Retirement Date. For the next Plan Year, his adjusted Retirement Income shall be equal to the greater of his Retirement Income determined as of such Plan Year or the Actuarial Equivalent of his adjusted Retirement Income computed as of the end of the prior Plan Year. This process shall be repeated each Plan Year until the termination of his Disability Leave.

                                       6.

         Section 5.7, "Payment of Retirement Income," shall be amended, effective January 1, 2000, by adding the following to the end of the second paragraph:

         However, if an Employee fails to make an election pursuant to this
         Section 5.7 within the thirty (30) day period immediately preceding his Retirement Date, his Retirement Income shall be determined as of his Retirement Date and payment thereof shall commence as soon as administratively feasible following his election to retire, provided his election occurs not more than ninety (90) days after his Retirement Date. If the election is made more than ninety (90) days following an Employee's Retirement Date, his benefits shall commence as soon as administratively feasible and his Retirement Income shall be determined as of the first day of the month following submission of his election.

                                       7.

         Subsection (3) of Section 5.9(b), "Required minimum distributions," shall be deleted in its entirety and replaced with the following:

(3) With respect to an Employee who retires after attaining age 70-1/2 and who has not previously commenced receipt of his Retirement Income pursuant to this Section 5.9(b) while an Employee of an Affiliated Employer, the amount of his Retirement Income shall be computed as of the end of the Plan Year the Employee attains age 70-1/2 and shall be recomputed as of the close of each Plan Year thereafter and preceding his Deferred Retirement Date. With respect to each Plan Year following the Plan Year the Employee attains age 70-1/2, his Retirement Income shall equal the greater of his Retirement Income determined as of such Plan Year or the Actuarial Equivalent of his Retirement Income computed as of the end of the Plan Year he attains age 70-1/2. For the next Plan Year, his adjusted Retirement Income shall be equal to the greater of his Retirement Income determined as of such Plan Year or the Actuarial Equivalent of his adjusted Retirement Income computed as of the end of the prior Plan Year. This process shall be repeated each Plan Year until his Deferred Retirement Date.

                                                        8.

         Section 5.9(b), "Required minimum distributions," shall be amended by adding a new subsection (4) as follows:

(4) If a former Employee who is receiving Retirement Income shall be reemployed by any Affiliated Employer as an Employee and his Retirement Income is suspended in accordance with Section 5.10(b), the Retirement Income payable upon his subsequent retirement shall be adjusted in accordance with Section 5.9(b)(3) if his subsequent retirement occurs after he attains age 70-1/2, but shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment in accordance with Section 5.10(b).

                                                        9.

         Section 5.10, "Suspension of Retirement Income for reemployment," shall be renamed "Suspension of Retirement Income," and shall be amended to read as follows:

                  5.10     Suspension of Retirement Income.
                           -------------------------------

                           (a) The Retirement Income of an Employee who remains in active service after his Normal Retirement Date shall be suspended for each calendar month after his Normal Retirement Date during which he completes forty (40) or more Hours of Service, pursuant to ERISA Section 203(a)(3)(B) ("ERISA Section 203(a)(3)(B) Service").

                           (b) If a former Employee who is receiving Retirement Income shall be reemployed by any Affiliated Employer as an Employee and shall not elect to waive his right to participate under the Plan or the pension plan of the Affiliated Employer, whichever applies, his Retirement Income shall be suspended for each calendar month after his reemployment during which he is employed in ERISA Section 203(a)(3)(B) Service. The Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment.

                           (c) No payment shall be suspended by the Plan pursuant to this Section 5.10 unless the Plan notifies the Employee by personal delivery or first class mail during the first calendar month in which the Plan withholds payments that his Retirement Income is suspended.

                           (d) If the payment of Retirement Income has been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in ERISA Section 203(a)(3)(B) service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of ERISA Section 203(a)(3)(B) service and the resumption of payments.

                                                        10.

         Effective for plan years beginning on or after January 1, 2000, Section 6.4, "Limitation on benefits from multiple plans," Section 6.5, "Special rules for plans subject to overall limitations under Code Section 415(e)," and Section 6.6, "Combination of plans," shall be deleted in their entirety and replaced with the following (and Section 6.7 shall be renumbered as Section 6.5):

                  6.4      Limitations on benefits from multiple plans.
                           -------------------------------------------

                           (a) For purposes of the limitations described in
                           Section 6.1 of the Plan and Section 415 of the Code, all defined benefit plans (whether or not terminated) maintained by an Affiliated Employer shall be treated as one defined benefit plan.

                           (b) Notwithstanding any provisions contained herein to the contrary, in the event that an Employee participates in another defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to an Employee exceed the limitations contained in Code
                           Section 415(b), corrective adjustments shall first be made under this Plan.

                                                        11.

         Subsection (c) of Section 8.5, "Calculation of present value for cash-out of benefits and for determining amount of benefits," shall be deleted in its entirety and replaced with the following, effective as of January 1, 2001:

                           (c) For purposes of this Section 8.5, "Applicable Interest Rate" shall be calculated by using the annual rate of interest on 30-year Treasury securities for the month of August in the Plan Year which precedes the Plan Year in which such present value is determined and by using the prevailing commissioners' standard table used to determine reserves for group annuity contracts in effect on the date as of which the present value is being determined. Notwithstanding the foregoing, for the Plan Year beginning January 1, 2001, the Applicable Interest Rate shall be calculated using the annual rate of interest on 30-year Treasury securities for the month of August, or for the month of November, in the Plan Year which precedes such Plan Year, whichever month produces the greater amount.

                                                        12.

         Effective on and after the date this amendment is adopted, Article XVII of the Plan shall be amended in its entirety to read as set forth below:

                                                   Article XVII

                  17.1     Definition of Terms Used in this Article XVII and
                          the SEPCO Schedule.


                           (a) "SEPCO" shall mean Savannah Electric and Power Company.

                           (b) "SEPCO Plan" shall mean the Employees' Retirement Plan of Savannah Electric and Power Company, as amended and restated January 1, 1997.

                           (c) "SEPCO Schedule" shall mean the Schedule attached to the Plan and made a part thereof containing the provisions of the SEPCO Plan as merged into the Plan effective January 1, 1998 which shall apply to SEPCO Employees and Covered SEPCO Employees.

                           (d) "SEPCO Employee" shall mean an Employee as defined in the SEPCO Plan having an Hour of Service under the SEPCO Plan on or after January 1, 1997. This shall include persons represented by a collective bargaining agent where such agent and SEPCO have mutually agreed to participate in the Plan. This shall not include employees who are hired or rehired at SEPCO after December 31, 1997 or rescind a waiver of participation under Section 3.8 of the SEPCO Plan or SEPCO Schedule on or after January 1, 1998 that was in effect on December 31, 1997. Notwithstanding anything to the contrary above, Covered SEPCO Employees shall be considered SEPCO Employees unless otherwise provided in this Article XVII or otherwise required by law.

                           (e) "Covered SEPCO Employee" shall mean an Employee or former Employee who is or was represented by the International Brotherhood of Electrical Workers ("IBEW") Local 1208 or the Office and Professional Employees International Union ("OPEIU") Local 455, who has an Hour of Service under the SEPCO Plan or SEPCO Schedule on or after January 1, 1997. An Employee who is represented by IBEW Local 1208 and is hired or re-hired on or after January 1, 1999 or who is represented by OPEIU Local 455 and is hired or re-hired on or after January 1, 2000 shall not be considered a Covered SEPCO Employee. Rather, such Employee shall be treated only as an Employee under the Plan.

                  17.2     [RESERVED]

                  17.3      SEPCO Employees Eligibility in the New Pension
                            Program

                           (a) The following SEPCO Employees shall be subject to this Section 17.3 of the Plan:

                    (1) SEPCO Employees,  including Covered SEPCO Employees, who are actively employed by SEPCO on January 1, 1997 but who will not attain their fortieth (40th) birthday on or before January 1, 2002, or

                    (2) SEPCO Employees,  including Covered SEPCO Employees, who are hired or re-hired by SEPCO after January 1, 1997, or

                    (3) SEPCO Employees who are not members of an eligible class of SEPCO Employees on or after January 1, 1997 and have not previously participated in the SEPCO Plan.

                         (b) The monthly  Retirement  Income payable as a single
                    life annuity to a SEPCO Employee described in Section 17.3(a) (or his Provisional Payee) who retires from the service of SEPCO or another Employing Company at his Normal Retirement Date or Deferred Retirement Date (before adjustment for a Provisional Payee designation, if any) after January 1, 1997, subject to the limitations in Article VI, shall be the greater of (1) and (2) below:

                                    (1) 1.0% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service, without application of the limitation described in
                                    Section 4.2(e), to his Normal Retirement
                                    Date or Deferred Retirement Date; or

                                    (2) $25 multiplied by his years (and
                                    fraction of a year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date.

                         (c)   Notwithstanding   paragraph  (b)  above,  if  the
                    Allowance of a SEPCO Employee determined under the SEPCO Schedule as of the earlier of his retirement or termination of employment with SEPCO or December 31, 2001 would be greater, such SEPCO Employee shall be entitled when eligible to receive payments of such greater Allowance upon his retirement or termination of employment with SEPCO or another Employing Company.

                         (d) Notwithstanding paragraphs (b) and (c) above, Retirement Income or Allowance, as the case may be, determined with respect to a SEPCO Employee under this
                    Article XVII who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income or Allowance which would have been payable with respect to such SEPCO Employee commencing on his earlier Retirement Date had (1) the SEPCO Employee retired on his earlier Retirement Date which would have resulted in the greatest Retirement Income or Allowance and (2) such Retirement Income or Allowance commencing on such earlier
                    Retirement Date been payable in the same form as his Retirement Income or Allowance commencing on his Normal Retirement Date or Deferred Retirement Date.

                         (e) With respect to SEPCO  Employees  described in this
                    Section 17.3 who retire before their Normal Retirement Date, the monthly amount of Retirement Income provided in paragraph (b) above shall be reduced in accordance with
                    Section 5.5.

                         (f) With respect to Covered SEPCO  Employees  described
                    in this Section 17.3 (or their Provisional Payees), the monthly amount of Retirement Income provided in paragraphs
                    (b) through (e) above shall become payable as of the later of (i) the first of the month following the Covered SEPCO Employee's retirement, or (ii) January 1, 1998.

                         (g) Covered  SEPCO  Employees who retired or terminated
                    employment prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, and who commenced payment of an Allowance under the SEPCO Schedule shall receive a lump sum payment which is the actuarial equivalent of the difference, if any, between the Retirement Income payable pursuant to paragraphs (b) through (e) above and the Allowance they have previously received determined from their date of retirement to the earlier of their date of death or the date payment under this paragraph (g) is made. Such lump sum payments shall be made as soon as administratively feasible following adoption of these provisions. The monthly payments pursuant to paragraphs (b) through (e), if greater than the Covered SEPCO Employee's Allowance, shall be made thereafter.

                         (h) The  Provisional  Payees of Covered SEPCO Employees
                    described in Section 17.3 who died prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, after having commenced payment of an Allowance under the SEPCO Schedule, shall receive a lump sum payment that is the actuarial equivalent of the difference, if any, between the survivor benefits under the Plan and the survivor benefits under the SEPCO Schedule that the Provisional Payees have previously received determined from the date of the Covered SEPCO Employee's death through the earlier of
                    (i) the Provisional Payee's date of death, or (ii) the date payment is made under this paragraph (h) to the Provisional Payee. Thereafter, monthly payments shall be made to the Provisional Payee in accordance with Section 17.5(h) of this
                    Article XVII.

                           (i) For purposes of subsections (g) and (h) of this
                           Section 17.3, actuarial equivalent shall mean the value of such lump sum payment determined as of the date of distribution of the lump sum applying the Applicable Interest Rate as defined in Section 8.5(c) of the Plan and using the prevailing commissioners' standard table used to determined reserves for group annuity contracts in effect on the date as of which the present value is being determined.

         17.4 SEPCO Employees Not Described in 17.2 or 17.3. SEPCO Employees not described in Section 17.2 or 17.3 above shall be eligible for a benefit under the Plan as described in this Section 17.4, notwithstanding any other provision of the Plan or SEPCO Schedule to the contrary.

                  (a) A SEPCO Employee shall be eligible to participate in the Plan and receive Retirement Income thereunder as determined under the Plan's terms and this Article XVII. Notwithstanding the preceding sentence, if such SEPCO Employee's Allowance determined as of the earlier of his retirement or termination of employment with SEPCO or December 31, 2001 would be greater, such SEPCO Employee shall be entitled when eligible to commence payments of such greater Allowance upon his retirement or termination of employment with SEPCO or another Employing Company.

                  (b) Notwithstanding paragraph (a) above, only with respect to SEPCO Employees who have attained age fifty (50) and have ten
                  (10) or more years of Credited Service on or before January 1, 1997 or who have attained age 55 on or before January 1, 1997, such SEPCO Employees shall be entitled to receive the greater of their Allowance or Retirement Income upon retirement.

                  (c) Covered SEPCO Employees who are described in this Section
                  17.4 (or their Provisional Payees) shall receive the monthly benefit described in paragraph (a) for months beginning on the later of (i) the first of the month following their retirement, or (ii) January 1, 1998.

                  (d) A Covered SEPCO Employee who retires or terminates employment prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, and who commences payment of an Allowance under the SEPCO Schedule before such date shall receive a lump sum payment which is the actuarial equivalent of the difference, if any, between the benefits payable pursuant to paragraph (a) above and the Allowance they have previously received determined from their date of retirement to the earlier of their date of death or the date a lump sum payment is made pursuant to this paragraph
                  (d). Such lump sum payments shall be made as soon as administratively feasible following adoption of these provisions. The monthly payments pursuant to paragraph (a) shall be made thereafter.

                  (e) The Provisional Payee of a Covered SEPCO Employee described in this Section 17.4 who died prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW, and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, after having commenced payment of an Allowance under the SEPCO Schedule shall receive a lump sum payment that is the actuarial equivalent of the difference, if any, between the survivor benefits under the Plan and the survivor benefits under the SEPCO Schedule that the Provisional Payee has previously received determined from the date of the Covered SEPCO Employee's death through the earlier of (i) the Provisional Payee's date of death, or (ii) the date payment is made to the Provisional Payee under this paragraph (e). Thereafter, monthly payments shall be made in accordance with
                  Section 17.5(h) of this Article XVII.

                  (f) For purposes of subsections (d) and (e) of this Section 17.4, actuarial equivalent shall mean the value of such lump sum payment determined as of the date of distribution of the lump sum applying the Applicable Interest Rate as defined in
                  Section 8.5(c) of the Plan and using the prevailing commissioners' standard table used to determined reserves for group annuity contracts in effect on the date as of which the present value is being determined.

     17.5 Special Transition Rules. Notwithstanding any other provisions in the Plan to the contrary, SEPCO Employees who participate in the Plan shall be subject to the following transition rules.

                           (a) In determining the greater benefit as required under Sections 17.3 and 17.4, the form of payment and any early retirement reductions with respect to the payment of Retirement Income as set forth in Articles V and VII of the Plan and of an Allowance as set forth in Articles 5 and 7 of the SEPCO Schedule shall be considered. For purposes of making the preceding determination, (1) the applicable Allowance shall first be converted to a monthly payment, and (2) the Retirement Annuities described in Article 2 of the SEPCO Schedule shall be taken into account consistent with Section 5.01 of the SEPCO Schedule.

                           (b) With respect to eligibility to participate in the Plan, all SEPCO Employees employed by SEPCO on December 31, 1997 who are not already eligible to participate in the Plan shall be immediately eligible to participate in the Plan.

                           (c) SEPCO Employees who were eligible to participate in the SEPCO Plan on December 31, 1997 shall have their Vesting Years of Service determined as if their anniversary date of hire is January 1. All SEPCO Employees who participate in the Plan shall be credited with Vesting Years of Service based upon the terms of the Plan for periods of service on and after January 1, 1998, and based upon the Continuous Service such SEPCO Employees accrued under the SEPCO Plan prior to January 1, 1998.

          (d) (1) For SEPCO Employees (other than Covered SEPCO Employees):

                                            (A) For periods of service on and
                                            after January 1, 1998, Accredited
                                            Service for SEPCO Employees shall be
                                            determined in accordance with the
                                            Plan.

                                            (B) For periods of service on and
                                            after January 1, 1998, with respect
                                            to any Allowance a SEPCO Employee
                                            may be entitled to under the SEPCO
                                            Schedule, such Allowance shall be
                                            determined using Accredited Service
                                            in place of Credited Service.

                                            (C) For periods of service prior to
                                            January 1, 1998, the Credited
                                            Service of a SEPCO Employee shall be
                                            used to determine such SEPCO
                                            Employee's Allowance and Retirement
                                            Income accrued prior to January 1,
                                            1998.

                                            (D) When calculating a SEPCO
                                            Employee's Retirement Income prior
                                            to June 1, 2000, the maximum amount
                                            of Accredited Service and Credited
                                            Service that will be considered is
                                            forty-three (43) years.

                                    (2)     For Covered SEPCO Employees:

                                            (A) For periods of service on and
                                            after January 1, 2001, Accredited
                                            Service for Covered SEPCO Employees
                                            shall be determined in accordance
                                            with the Plan.

                                            (B) For periods of service on and
                                            after January 1, 2001, with respect
                                            to any Allowance a Covered SEPCO
                                            Employee may be entitled to under
                                            the SEPCO Schedule, such Allowance
                                            shall be determined using Accredited
                                            Service in place of Credited
                                            Service.

                                            (C) For periods of service prior to
                                            January 1, 2001, the Credited
                                            Service of a Covered SEPCO Employee
                                            shall be used to determine such
                                            Covered SEPCO Employee's Allowance
                                            and Retirement Income accrued prior
                                            to January 1, 2001. Such Credited
                                            Service shall count as Accredited
                                            Service to determine eligibility for
                                            retirement at age fifty pursuant to
                                            paragraph (g) below.

                                            (D) When calculating a Covered SEPCO
                                            Employee's Retirement Income under
                                            Section 17.4 prior to June 1, 2000,
                                            the maximum amount of Accredited
                                            Service and Credited Service that
                                            will be considered is forty-three
                                            (43) years.

                           (e) For purposes of calculating Retirement Income for a SEPCO Employee, Compensation determined under the SEPCO Plan, excluding unused accrued vacation, shall be used in place of Earnings for periods of service prior to January 1, 1998.

                           (f) The Normal Retirement Date of a SEPCO Employee shall always be determined in accordance with the SEPCO Plan prior to January 1, 1998 and the SEPCO Schedule on and after January 1, 1998.

                           (g) (1) A SEPCO Employee may retire if he has either attained age fifty-five (55) or attained age fifty (50) and has at least ten
                                    (10) years of Accredited Service as
                                    determined under this Article XVII. A SEPCO
                                    Employee who retires because he has attained age fifty (50) and has ten (10) years of Accredited Service may not commence receipt of his Retirement Income or Allowance until on or after January 1, 1998.

                                    (2) A SEPCO Employee who retires under
                                    paragraph (1) above having at least ten (10) years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section
                                    5.5 (excluding the third paragraph thereof) and this Article XVII or (B) Allowance determined under this Article XVII and in addition applying a reduction of one-third of one percent ([OBJECT OMITTED]%) for each calendar month by which the commencement date precedes the first day of the month following any such Employee's attainment of his fifty-fifth (55th) birthday. However, effective for SEPCO Employees who retire on or after June 1, 2000, the term three-tenths of one percent (0.3%) shall replace one-third of one percent ([OBJECT OMITTED]%) in the preceding sentence.

                                    (3) A SEPCO Employee who retires or
                                    terminates under paragraph (1) above after attaining age 55 having less than ten (10) years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section
                                    8.2 (without regard to the ten (10) years of Accredited Service requirement) and this
                                    Article XVII or (B) Allowance determined under this Article XVII.

                           (h) On and after January 1, 1998, the Provisional Payees of SEPCO Employees who are not Covered SEPCO Employees shall only be entitled to benefits as provided in Article VII of the Plan. On or after January 1, 1998 but on or before December 31, 2000, Provisional Payees of Covered SEPCO Employees shall be entitled to benefits equal to the greater of (i) the benefits provided for in Article VII of the Plan, or (ii) the benefits provided for in Article 7 of the SEPCO Schedule. Provisional Payees of Covered SEPCO Employees who retire, terminate employment or die on or after January 1, 2001 shall only be entitled to benefits as provided in Article VII of the Plan.

                           (i) With respect to the accrual of Retirement Income or an Allowance during a period of total disability, SEPCO Employees incurring a disability on and after January 1, 1998 shall only be subject to the provisions of Section 4.4 of the Plan.

                                    Notwithstanding the above, a Covered SEPCO
                           Employee who incurs a disability on or after January 1, 1998 but on or before December 31, 2000 shall accrue Retirement Income or an Allowance equal to the greater of : (i) his Retirement Income determined under Section 4.4 of the Plan, or (ii) his Allowance determined under the SEPCO Schedule. Covered SEPCO Employees who become disabled on or after January 1, 2001 shall only be entitled to benefits as provided in Section 4.4 of the Plan.

                           (j) (1) The options for payment described in Sections 7.1(c) and (d) and Sections 7.6(c) and (d) may be elected by SEPCO Employees who are not Covered SEPCO Employees and who retire or terminate on or after January 1, 1998 and by Covered SEPCO Employees who retire or terminate on or after (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW, and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU.

                                    (2) Notwithstanding Section 17.3, SEPCO
                                    Employees who terminate or retire in 1997 and Covered SEPCO Employees who terminate or retire prior to January 1, 2001 and commence receipt of an Allowance shall not be eligible to change the form of benefit elected under the SEPCO Plan even if such SEPCO Employees are entitled to receive Retirement Income under this Article XVII.

                                    (3) Notwithstanding Section 7.07(a)(Option ii) of the SEPCO Schedule, SEPCO Employees who are not Covered SEPCO Employees shall not be eligible to elect a 75% joint and survivor annuity. Covered SEPCO Employees, however, shall be allowed to elect a 75% joint and survivor annuity pursuant to
                                    Section 7.07(a)(Option ii) before January 1,
                                    2001.

                           (k) SEPCO Employees may elect in accordance with the SEPCO Schedule to have their benefit, whether paid as Retirement Income or an Allowance, adjusted to take into account their old-age insurance benefit under Title II of the Social Security Act. In the event that a SEPCO Employee's Retirement Income is greater than his Allowance under Section 17.3 or 17.4, the old age insurance benefit used to compute such Retirement Income shall be used to determine the amount payable under Section 5.04 of the SEPCO Schedule.

                           (l) Notwithstanding anything in this Article XVII to the contrary, the Accrued Benefit of any SEPCO Employee shall not be less than the Accrued Benefit such SEPCO Employee derived under the SEPCO Plan as of the earlier of retirement, termination or December 31, 1997.

         17.6     Transfers of SEPCO Employees.
                  ----------------------------

                  (a) With respect to a transfer of employment from an Employing Company other than SEPCO to SEPCO, (1) occurring prior to January 1, 1998, the person will be treated as a SEPCO Employee under this Article XVII or (2) occurring on or after January 1, 1998, the person will be treated as an Employee under the terms of the Plan. Notwithstanding the foregoing, a person transferring to SEPCO as a Covered SEPCO Employee on or after January 1, 1998 will be treated as a SEPCO Employee. Only persons transferring to SEPCO as a Covered SEPCO Employee on or after January 1, 2001 will be treated as an Employee.

                  (b) With respect to a transfer of employment from SEPCO to an Employing Company, (1) occurring prior to January 1, 1997, the person will be treated like an Employee under Sections 4.6(a),
                  (c) and (d) of the Plan provided that any Retirement Income or Allowance payable to the Employee shall be determined in accordance with Section 17.5(a), (g), (j) and (k) or (2) occurring on or after January 1, 1997, the person will be treated as a SEPCO Employee or Covered SEPCO Employee, whichever is applicable, under this Article XVII.

         17.7 Application of Plan to SEPCO. To the extent not inconsistent with the provisions of this Article XVII, all the provisions of the Plan are applicable to SEPCO Employees and Covered SEPCO Employees.

                                       13.

         Section 1.14 of the SEPCO Schedule, the definition of "Employee," shall be deleted in its entirety and replaced with the following new definition:

                  1.14 "Employee" shall mean any person regularly employed by the Company who receives regular stated salary, or wages paid directly by the Company as (a) a regular full-time employee,
                  (b) a regular part-time employee, (c) a cooperative education employee or (d) a temporary employee paid directly or indirectly by the Company. Notwithstanding the preceding sentence, on and after January 1, 1998 but before January 1, 2001, "Employee" shall be limited to Covered SEPCO Employees as defined in Article XVII of the Plan. Thereafter, no person employed by the Company shall be an "Employee" under this SEPCO Schedule. For purposes of this Section 1.14, temporary employee means a full-time or part-time employee who provides services to the Company for a stated period of time after which period such employee will be terminated from employment. The term Employee shall also include Leased Employees within the meaning of Code ss. 414(n) (2). Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent (20%) of the Employer's non-highly compensated workforce within the meaning of Code ss. 414(n)(5)(C)(ii), the term Employee shall not include those Leased Employees covered under the SEPCO Schedule described in Code ss. 414(n)(5). The term Employee for participation purposes shall not include any individual who is classified by the Company as an independent contractor or temporary employee (unless with respect to a temporary employee who is grandfathered under this SEPCO Schedule) regardless of whether such classification is in error.

                                       14.

          Southern Energy, Inc. shall be removed as an Employing Company in Appendix A of the Plan, effective as of the "Group Status Change Date," as defined in the Agreement.

                                       15.

         Except as amended herein by this Sixth Amendment, the Plan shall remain in full force and effect as amended and restated by the Company prior to the adoption of this Sixth Amendment.

         IN WITNESS WHEREOF, Southern Company Services, Inc. through its duly authorized officer, has adopted this Sixth Amendment to The Southern Company Pension Plan this ____ day of _________________, 2000, to be effective as stated herein.


                             SOUTHERN COMPANY SERVICES, INC.


                             By: ______________________________

                             Title:____________________________



ATTEST:


By:  _________________________________________________________

Title:________________________________________________________

                              SEVENTH AMENDMENT TO

                              THE SOUTHERN COMPANY

                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated effective as of January 1, 1997 (the "Plan");

         WHEREAS, pursuant to Section 13.1 of the Plan, the Company is authorized to amend the Plan at any time.

         WHEREAS, the Company desires to amend the Plan to enhance the benefits of employees who are not covered by the terms of a collective bargaining agreement and employees who are covered by the terms of a collective bargaining agreement with OPEIU Local 455, IBEW Local 1208 or SPFPA Local 576; and

         WHEREAS, the Company desires to amend the Plan to enhance the benefits payable to retirees.

         NOW, THEREFORE, the Company hereby amends the Plan as follows, effective as of June 1, 2000, unless otherwise indicated below:

                                       1.

         The first paragraph of Section 1.36, "Social Security Offset," shall be amended to read as follows:

         1.36 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through (e) below which shall exceed:
                  $168 per month on and after January 1, 1989; $250 per month on and after January 1, 1991; for Employees who (i) are not covered by the terms of a collective bargaining agreement or
                  (ii) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan as amended, $325 per month on and after January 1, 1996; for Employees who are covered by the terms of a collective bargaining agreement with IBEW Local 1208, $350 per month on and after January 1, 1998; and for Employees who perform an Hour of Service on or after May 1, 2000 and who (i) are not covered by the terms of a collective bargaining agreement or
                  (ii) are covered by the terms of a collective bargaining agreement with OPEIU Local 455 or SPFPA Local 576, $350 per month on and after May 1, 2000, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.4 and shall be determined pursuant to the following, as applicable:

                                                    2.

         Section 2.4, "Employees reemployed," shall be deleted in its entirety and replaced with the following new Section 2.4, effective as of April 2, 2001:

         2.4      Employees reemployed.
                  --------------------

                  (a) With respect to an Employee not described in subsection
                  (b), any Employee whose service terminates at any time and who is reemployed as an Employee, unless excluded under Section 2.6, will be included in the Plan as provided in Section 2.1 unless:

                           (1) prior to termination of his service he had
                  completed at least one Year of Service; and

                           (2) upon his reemployment, to the extent provided in
                  Section 8.3 without regard to Section 8.4, he is entitled to restoration of his Years of Service, in which case he will be included in the Plan as of the date of his reemployment.

                           For purposes of determining Years of Service of an
                  Employee who is reemployed by an Affiliated Employer subsequent to a One-Year Break in Service, a Year of Service subsequent to his reemployment shall be computed on the basis of the twelve (12) consecutive month period commencing on his date of reemployment or an anniversary thereof.

                  (b) With respect to an Employee whose benefits transferred to the Mirant Services Pension Plan following Mirant Services (f/k/a Southern Energy Resources, Inc.) ceasing to be an Affiliated Employer on April 2, 2001 and who is later reemployed by an Employing Company, such Employee's Accredited Service shall not be restored following his reemployment, notwithstanding the provisions of Sections 8.3, 8.4 or any other provision of the Plan. However, such Employee's Eligibility Years of Service and Vesting Years of Service shall be restored to the extent provided in Section 8.3, without regard to Section 8.4 and subsection (a) above.

                                                    3.

         Subsection (e) of Section 4.2, "Accredited Service," shall be amended by adding the following sentence to the end:

                  Notwithstanding the above, on and after May 1, 2000, for Employees who perform an Hour of Service on or after May 1, 2000 and who (i) are not covered by the terms of a collective bargaining agreement, or (ii) are covered by the terms of a collective bargaining agreement with OPEIU Local 455, IBEW Local 1208 or SPFPA Local 576, the above limit on years of Accredited Service shall no longer apply.

                  With respect to the Employees described above, any references in the Plan or any Schedule to the limitation under Section 4.2(e) shall be disregarded.

                                                    4.

         Section 5.2, "Minimum Retirement Income payable upon retirement at Normal Retirement Date or Deferred Retirement Date," shall be amended by adding two new paragraphs immediately following the first paragraph. The current second paragraph shall become the fourth paragraph. The new paragraphs shall read as follows:

                           The monthly Minimum Retirement Income to an Employee
                  who performs an Hour of Service on or after May 1, 2000, who is not covered by the terms of a collective bargaining agreement or is covered by the terms of a collective bargaining agreement with OPEIU Local 455, IBEW Local 1208 or SPFPA Local 576, and who retires from the service of an Employing Company at his Normal Retirement Date or his Deferred Retirement Date (before adjustment for Provisional Payee designation, if any) shall receive the greater benefit of (i) the monthly Minimum Retirement Income calculated in the preceding paragraph, or (ii) monthly Minimum Retirement Income in an amount equal to 1.25% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Normal Retirement Date or Deferred Retirement Date, without a Social Security Offset.

                           For purposes of item (ii) above, Average Monthly
                  Earnings shall be calculated using the Employee's Earnings, as defined in Section 1.13, increased by any cash payments made during any given Plan Year from an annual group incentive plan. "Annual group incentive plan" shall mean each plan designated as such and approved and ratified for each Plan Year by the manager of the Southern Company Compensation Administration department pursuant to procedures established by the Retirement Board. The Executive Productivity Improvement Plan shall be considered an "annual group incentive plan" only with regard to amounts earned in 1999 or a prior Plan Year and/or with regard to amounts which became payable in 2000 or a prior Plan Year.

                                                    5.

         Section 5.3, "Minimum Retirement Income upon retirement at Early Retirement Date or upon termination of service by reason of death or otherwise prior to retirement," shall be deleted in its entirety and replaced with the following new Section 5.3:

                           5.3 Minimum Retirement Income upon retirement at
                  Early Retirement Date or upon termination of service by reason of death or otherwise prior to retirement. The monthly Minimum Retirement Income payable to an Employee (or his Provisional Payee), if he shall retire on his Early Retirement Date, or if his service shall terminate by reason of death or otherwise prior to retirement, shall be determined in accordance with the following provisions:

(a) Upon retirement at Early Retirement Date, his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount determined in the manner described in Section 5.2 as of the Employee's Early Retirement Date.

(b) Upon termination of service by reason of the death of the Employee prior to retirement and after the effective date of his Provisional Payee designation or deemed designation, the Minimum Retirement Income for the purpose of determining the Employee's Accrued Retirement Income upon which payment to his Provisional Payee in accordance with Section 7.4 shall be based shall be an amount determined in the manner described in Section 5.2 as of the date of the Employee's death.

(c) For an Employee who terminates his service with an Employing Company with entitlement to receive Retirement Income in accordance with Section 8.1, upon retirement at his Early Retirement Date or Normal Retirement Date, his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount determined in the manner described in Section 5.2 as of the date of the Employee's termination of service.

(d) Upon termination of service by reason of disability (as defined in Section 4.4) of the Employee prior to retirement, provided such Employee does not return to the service of an Employing Company prior to his Retirement Date, his Minimum Retirement Income shall be an amount determined in the manner described in Section 5.2 as of the Employee's Retirement Date.

                                                    6.

         The second paragraph of Section 5.5, "Early Retirement Income," shall be amended by adding the following new sentence to the end:

                  Notwithstanding the preceding sentence, Retirement Income for Employees other than Employees described in Section 15.1(c) who perform an Hour of Service on or after May 1, 2000 and who
                  (i) are not covered by the terms of a collective bargaining agreement or (ii) are covered by the terms of a collective bargaining agreement with OPEIU Local 455, IBEW Local 1208 or SPFPA Local 576, the term three-tenths of one percent (0.3%) shall replace the term one-third of one percent ([OBJECT OMITTED]%) in the preceding sentence.

                                                    7.

         Subsection (d) of Section 5.9, "Required distributions," shall be deleted in its entirety and replaced with the following new subsection (d), effective as of January 1, 2001:

                  (d)      Determining required minimum distributions

                  With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

                                       8.

         Effective January 1, 2001, Section 5.11, "Increase in Retirement Income of retired Employees," shall be deleted in its entirety and replaced with the following new Section 5.11:

         5.11     Increase in Retirement Income of retired Employees

         (a)      1996 Increase.

                  (1) Retirement Income payable on and after January 1, 1996 to an Employee (or to the Provisional Payee of an Employee) who retired under the Prior Plans at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 1996 will be adjusted to increase the amount thereof by an amount ranging from a minimum of one and one-half percent (1.5%) to a maximum of seven and one-half percent (7.5%) in accordance with the following schedule:

                     Year in which                                   Percentage
                  retirement occurred                                 increase
                  -------------------                                ----------

                             1995                                      1.5%
                             1994                                      3.0%
                             1993                                      4.5%
                             1992                                      6.0%
                  1991 and prior years                                 7.5%

                  (2) A similar adjustment, based on the date of the commencement of Retirement Income payments to the Employee's Provisional Payee, rather than the Employee's Retirement Date, will be made in respect of Retirement Income which is payable on or after January 1, 1996 where a Provisional Payee election was in effect, or was deemed to be in effect, when an Employee died while in service prior to January 1, 1996 and prior to his retirement.

                  (3) A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 1996 for a former Employee who is not eligible to retire but who is vested in a benefit (or the Provisional Payee of such former Employee) for which payments have commenced on or before January 1, 1996 in accordance with the terms of the Prior Plans, except for Employees whose Retirement Income has been cashed-out pursuant to the terms of the Prior Plans.

                  (4) For purposes of determining the applicable percentage increase under this Section 5.11(a), the year of retirement includes retirement where the last day of employment was December 31 of such year. An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

                  (5) This Section 5.11(a) shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.9 of the Plan.

         (b)      2001 Increase.

                  (1) Retirement Income payable on and after January 1, 2001 to an Employee (or to the Provisional Payee of an Employee) who retired under the Plan or the Prior Plans at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 2001 will be adjusted to increase the amount thereof by an amount ranging from a minimum of one and one-half percent (1.5%) to a maximum of seven and one-half percent (7.5%) in accordance with the following schedule:

                  Pension Benefit Commencement Dates

                                                                     Increase
                           From                Through              Percentage

                  February 1, 2000             January 1, 2001           1.5%
                  February 1, 1999             January 1, 2000           3.0%
                  February 1, 1998             January 1, 1999           4.5%
                  February 1, 1997             January 1, 1998           6.0%
                  Before February 1, 1997                                7.5%

                  An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

                  (2) (A) The adjustment provided in Section 5.11(b)(1) will be made in respect of Retirement Income which is payable on or after January 1, 2001 to a Provisional Payee, pursuant to Section 7.1 of the Plan, based on the Employee's pension benefit commencement date under the Plan or the Prior Plans.

                           (B) The adjustment provided in Section 5.11(b)(1) will be made in respect of Retirement Income which is payable on or after January 1, 2001 to a Provisional Payee, pursuant to Section 7.4 of the Plan, due to the death of an Employee while in the service of an Employing Company based on the Provisional Payee's pension benefit commencement date under the Plan or the Prior Plans.

                  (3) A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 2001 for a former Employee who is not eligible to retire but who is vested in a benefit (or the Provisional Payee of such former Employee) for which payments have commenced on or before January 1, 2001 in accordance with the terms of the Plan or Prior Plans, except for Employees whose Retirement Income has been cashed-out pursuant to the terms of the Plan or Prior Plans.

                  (4) Retirement Income payable to an Employee pursuant to the last paragraph of Section 5.5 (i.e., the Social Security level payment option) shall be adjusted for the increase provided in
                  Section 5.11(b)(1) by applying the percentage increase separately to the portion of the Employee's Retirement Income payable before age 65, if still being paid, and his Retirement Income received or to be received after he attains age 65.

                  (5) The increased benefits provided for in Section 5.11(b)(1) shall not apply to the portion of an Employee's Retirement Income payable as a Social Security bridge payment to an Employee who retired subject to the terms of an early retirement window and who is receiving Social Security "bridge" payments pursuant to such early retirement window.

                  (6) This Section 5.11(b) shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.9 of the Plan.

                  (7) The adjustment provided in Section 5.11(b)(1) will be made in respect of an Allowance which is payable on or after January 1, 2001 to a SEPCO Employee or a former SEPCO Employee, as defined in the SEPCO Schedule to the Plan, based on the Employee's pension benefit commencement date under the Plan, the Prior Plans or the Employees' Retirement Plan of Savannah Electric and Power Company ("SEPCO Plan"). An Allowance payable to a SEPCO Employee or former SEPCO Employee pursuant to Section 5.04 of the SEPCO Schedule (i.e., the Social Security level payment option) shall be adjusted for the increase provided in Section 5.11(b)(1) by applying the percentage increase separately to the portion of the SEPCO Employee's Allowance payable before age 62 or 65 (whichever is applicable), if still being paid, and his allowance received or to be received after he attains age 62 or 65, whichever is applicable. A SEPCO Employee (or his Provisional Payee) whose Allowance consists entirely of an amount payable pursuant to Retirement Annuities described in Article 2 of the SEPCO Schedule or SEPCO Plan, whichever is applicable, shall not receive the adjustment provided in Section 5.11(b)(1). A SEPCO Employee (or his Provisional Payee) whose Allowance consists partially of an amount payable pursuant to Retirement Annuities described in Article 2 of the SEPCO Schedule or SEPCO Plan, whichever is applicable, and partially of amounts accrued pursuant to Article 5 of the SEPCO Schedule or SEPCO Plan, whichever is applicable, shall have his Allowance adjusted in accordance with Section 5.11(b)(1) based on his total Allowance under both such Articles with such adjustment being paid entirely from the Trust.

                  (8) With respect to any Employee of an Employing Company who is described in Article XVI of the Plan, the adjustment provided in Section 5.11(b)(1) shall apply to such Employee's accrued benefit determined after applying any offset provided for in Article XVI (i.e., the adjustment in Section 5.11(b)(1) shall apply to such Employee's net accrued benefit, not his total service benefit).

                                       9.

         Subsection (c) of Section 6.1, "Maximum Retirement Income," shall be amended by adding the following new paragraph immediately following subsection
(4):

                  For Limitation Years beginning on and after January 1, 2001, for purposes of applying the limitations described in Section 6.1 of the Plan, compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of the Employee by reason of Code Section 132(f)(4).

                                       10.

         Subsection (e) of Section 15.1, "Eligibility," shall be deleted in its entirety, effective as of April 2, 2001.

         IN WITNESS WHEREOF, Southern Company Services, Inc. through its duly authorized officer, has adopted this Seventh Amendment to The Southern Company Pension Plan this ____ day of _________________, 2001, to be effective as stated herein.

                                 SOUTHERN COMPANY SERVICES, INC.


                                 By: ________________________________________

                                 Title:______________________________________



ATTEST:

By:  _________________________________________________________

Title:________________________________________________________